SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

Broadpoint Gleacher Securities Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Broadpoint Gleacher Securities Group, Inc.
1290 Avenue of the Americas
New York, NY 10104

April 26, 2010

Dear Shareholder:

You are cordially invited to attend the 2010 annual meeting of shareholders (the “Annual Meeting”) of Broadpoint Gleacher Securities Group, Inc. (the “Company”) to be held at 10:00 a.m., local time, on May 27, 2010 at our new principal offices located at 1290 Avenue of the Americas, New York, NY 10104. Enclosed are the proxy materials for the Annual Meeting. Please read those materials carefully.

At the Annual Meeting, you will be asked (1) to elect three Class III directors and one Class II director to the Board of Directors; (2) to consider and act upon a proposal to reincorporate the Company in Delaware; (3) to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes; (4) to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to change the name of the Company to “Gleacher & Company, Inc.”; and (5) to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010. The Board of Directors unanimously recommends a vote FOR each of these proposals.

All holders of record of our outstanding shares of common stock at the close of business on April 14, 2010 are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote will be available for examination at the meeting.

Your participation in the Annual Meeting, in person or by proxy, is important. Whether or not you plan to attend the Annual Meeting in person, we urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. In addition to using the traditional proxy card, most shareholders also have the choice of voting over the Internet or by telephone.

We look forward to seeing those of you who will be able to attend the meeting.

Sincerely yours,

Eric J. Gleacher	Peter J. McNierney
Chairman of the Board and	President and
Chief Executive Officer	Chief Operating Officer

Broadpoint Gleacher Securities Group, Inc.
1290 Avenue of the Americas
New York, NY 10104

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 27, 2010

NOTICE IS HEREBY GIVEN that the 2010 annual meeting of the shareholders (the “Annual Meeting”) of Broadpoint Gleacher Securities Group, Inc. (the “Company”) will be held at the offices of the Company, 1290 Avenue of the Americas, New York, NY 10104, on May 27, 2010 at 10:00 a.m., local time, for the following purposes:

(1) To elect three Class III directors and one Class II director to the Board of Directors;

(2) To consider and act upon a proposal to reincorporate the Company in Delaware;

(3) To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes;

(4) To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to change the name of the Company to “Gleacher & Company, Inc.”;

(5) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and

(6) To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

We ask that you give these matters your careful attention.

The Broadpoint Gleacher Securities Group, Inc. Board of Directors unanimously recommends that the shareholders vote (1) “FOR” the election of the four persons named as nominees under “Election of Directors”; (2) “FOR” the reincorporation of the Company in Delaware; (3) “FOR” the amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes; (4) “FOR” the amendment of the Company’s Certificate of Incorporation to change the name of the Company; and (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Your participation in the Annual Meeting, in person or by proxy, is important. For the election of directors, the four nominees receiving the most “FOR” votes from the shares present and entitled to vote at the Annual Meeting, either in person or by proxy, will be elected. For Proposal No. 2 to be approved, it must receive “FOR” votes constituting two-thirds of all outstanding shares of our common stock entitled to vote thereon. For Proposal No. 3 to be approved, it must receive “FOR” votes constituting at least 80% of the outstanding voting stock entitled to vote thereon. For Proposal No. 4 to be approved, it must receive “FOR” votes constituting a majority of our common stock outstanding and entitled to vote thereon at the Annual Meeting. For Proposal No. 5 to be approved, it must receive “FOR” votes constituting a majority of the votes cast at the Annual Meeting with respect to shares entitled to vote thereon.

Holders of common stock of record as of the close of business on April 14, 2010 are entitled to receive notice of and vote at the Annual Meeting. A list of such shareholders may be examined at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials: The Proxy Statement and the Proxy Card relating to the Annual Meeting and the Company’s 2010 Annual Report, and any amendments to the foregoing materials that are required to be furnished to shareholders, are available for you to review online at www.bpsg.com under the heading “Investor Relations — Proxy.”

Pursuant to recent amendments to the New York Stock Exchange rules, if you hold your shares in street name, beginning this year brokers will not have discretion to vote your shares on the election of directors. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of important matters submitted to the shareholders at the Annual Meeting, including the election of directors. We encourage you to provide voting instructions to your brokers if you hold your shares in street name so that your voice is heard in these important matters.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you there. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date, and mail the enclosed proxy card in the return envelope provided. In addition to using the traditional proxy card, most shareholders also have the choice of voting over the Internet or by telephone. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Shareholders who attend the Annual Meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,

Patricia A. Arciero-Craig
Secretary

New York, New York
April 26, 2010

Broadpoint Gleacher Securities Group, Inc.
1290 Avenue of the Americas
New York, NY 10104

ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

Annual Meeting of Shareholders
May 27, 2010

This Proxy Statement is being furnished to the shareholders of Broadpoint Gleacher Securities Group, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies for use at the 2010 annual meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices, located at 1290 Avenue of the Americas, New York, NY 10104 on May 27, 2010 at 10:00 a.m., local time, and any postponements or adjournments thereof. The mailing address of the Company’s principal offices is 1290 Avenue of the Americas, New York, NY 10104. The telephone number at that address is (212) 273-7100.

At the Annual Meeting, the shareholders of the Company will be asked: (1) to elect the four persons named as nominees under “Election of Directors”; (2) to consider and act upon a proposal to reincorporate the Company in Delaware; (3) to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes; (4) to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to change the name of the Company to Gleacher & Company, Inc.; and (5) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Proxy Solicitation

This Proxy Statement and the enclosed form of proxy are expected to be mailed on or about April 26, 2010. In addition to these mailed proxy materials, our directors, officers and other employees may also solicit proxies in person, by telephone or by other means of communication. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.

The distribution and solicitation of proxy materials will also be supplemented through the services of MacKenzie Partners, Inc., a proxy solicitation firm.

Voting by Proxy, Internet or Telephone

Shareholders who cannot attend the Annual Meeting in person can be represented by proxy. To vote by proxy, shareholders may complete the proxy card in the form enclosed and mail it in the envelope provided. Most shareholders also have a choice of voting over the Internet or by using a toll-free telephone number. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you.

A proxy may be revoked at any time before it is exercised by giving notice of revocation to the Company’s Corporate Secretary, by executing a later-dated proxy, by voting over the Internet or by telephone or by attending and voting in person at the Annual Meeting. The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy. Proxies properly completed and received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting.

Voting, Record Date and Quorum

Proxies will be voted as specified or, if no direction is indicated on a proxy, will be voted (1) “FOR” the election of the four persons named as nominees under “Election of Directors”; (2) “FOR” the reincorporation of the Company in Delaware; (3) “FOR” the amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes; (4) “FOR” the amendment to the Company’s Certificate of Incorporation to change the name of the Company to Gleacher & Company, Inc.; and (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

As to any other matter or business which may be brought before the Annual Meeting, including any adjournment(s) or postponement(s), a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons voting the same. As of the date hereof, the Board does not know of any such other matter or business.

The Board has fixed the close of business on April 14, 2010 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, 128,294,480 shares of common stock were outstanding. Each shareholder will be entitled to cast one vote, in person or by proxy, for each share of common stock held. There are no other shares of outstanding stock of the Company conferring voting rights on the matters to be taken up at the Annual Meeting. The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (as described below) and votes to “withhold authority” may be counted in determining whether a quorum has been reached on a particular matter. Votes to withhold authority are treated the same as abstentions for purposes of the voting requirements described below.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters, including the election of directors. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

The proposals submitted for your consideration and action at the Annual Meeting each require different percentages of votes in order to be approved:

•	For the election of directors, the four nominees receiving the most “FOR” votes from the shares present and entitled to vote at the Annual Meeting, either in person or by proxy, will be elected. Abstentions and broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and will have no effect on the outcome of this proposal.

•	To be approved, Proposal No. 2 must receive “FOR” votes constituting two-thirds of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote.

•	To be approved, Proposal No. 3 must receive “FOR” votes constituting 80% of all outstanding shares of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote.

•	To be approved, Proposal No. 4 must receive “FOR” votes constituting a majority of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote for such purpose.

•	To be approved, Proposal No. 5 must receive “FOR” votes constituting a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and will have no effect on the voting of this proposal.

The Board unanimously recommends that the shareholders vote (1) “FOR” the election of the four persons named as nominees under “Election of Directors”; (2) “FOR” the reincorporation of the Company in Delaware; (3) “FOR” the amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to make related technical changes; (4) “FOR” the amendment to the Company’s Certificate of Incorporation to change the name of the Company; and (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

The following are some questions that you, as a shareholder of the Company, may have regarding the matters being considered at the Annual Meeting and the answers to those questions. We urge you to read carefully the remainder of this document because the information in this section does not provide all the information that might be important to you with respect to the matters being considered at the Annual Meeting.

As used in this Proxy Statement, the terms “we,” “our,” and “us” refer to the Company and its subsidiaries.

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board” or “Board of Directors”) of the Company is soliciting your proxy to vote at our Annual Meeting to be held on May 27, 2010. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. Telephone and Internet voting is also available for most shareholders.

We intend to mail this Proxy Statement and accompanying proxy card on or about April 26, 2010 to all shareholders of record entitled to vote at the Annual Meeting.

What am I voting on?

There are five matters scheduled for a vote at the Annual Meeting:

(1) To elect three Class III directors and one Class II director to the Board of Directors;

(2) To consider and act upon a proposal to reincorporate the Company in Delaware;

(3) To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes;

(4) To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to change the name of the Company to “Gleacher & Company, Inc.”; and

(5) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Any other matters that properly come before the meeting and any adjournment thereof will also be considered and acted upon.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 14, 2010 will be entitled to vote at the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name

If, at the close of business on April 14, 2010, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, at the close of business on April 14, 2010, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and you are not a shareholder of record, then you are the beneficial owner of shares registered in the name of such organization as your nominee or “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting your shares at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee as to how to vote the shares in your account.

You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you will not be able to vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

For each of the matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy, or, in most cases, over the Internet or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote by proxy, you may complete the proxy card in the form enclosed and mail it in the envelope provided. Most shareholders also have a choice of voting over the Internet or using a toll-free telephone number. Please refer to your proxy card to see which options are available to you.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

If you have any questions or need assistance with voting your shares, please contact American Stock Transfer & Trust Company, LLC at (800) 776-9437.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us.

•	To vote by proxy, you may complete the proxy card in the form enclosed and mail it in the envelope provided. Most shareholders also have a choice of voting over the Internet or using a toll-free telephone number. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you.

•	To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Please note that pursuant to recent amendments to the New York Stock Exchange (“NYSE”) rules, beginning this year brokers will not have discretion to vote your shares on the election of directors. Consequently, it is even more important that you ensure that your voice is heard by completing and returning the proxy card.

If you have any questions or need assistance with voting your shares, please contact MacKenzie Partners, Inc., the firm assisting us in this solicitation, toll-free at (800) 322-2885.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 14, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (1) “FOR” the election of the four persons named as nominees under “Election of Directors”; (2) “FOR” the reincorporation of the Company in Delaware; (3) “FOR” the amendment of the Certificate of Incorporation and the Bylaws to eliminate the classified structure of the Company’s Board of Directors and to make related technical changes; (4) “FOR” the amendment of the Certificate of Incorporation to change the name of the Company; and (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.

•	For most shareholders, you may vote by Internet or telephone.

•	You may send a written notice that you are revoking your proxy to Broadpoint Gleacher Securities Group, Inc., 1290 Avenue of the Americas, New York, NY 10104, Attn: Corporate Secretary.

•	You may attend the Annual Meeting and vote in person, to the extent you are eligible. Simply attending the meeting will not, by itself, revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Except as to Proposal No. 1, abstentions will be counted towards a quorum and the vote total for each proposal and will have the same effect as “AGAINST” votes. Abstentions will not be treated as votes cast with respect to Proposal No. 1 and consequently will have no effect on the voting of this proposal. Broker non-votes may be counted toward a quorum and, depending on the proposal, either will have the same effect as an “AGAINST” vote on the proposal or will have no effect. Please see the more detailed description of the effect of broker non-votes on specific proposals in the answer to “How many votes are needed to approve each proposal?” below.

If your shares are held by your broker as your nominee (that is, in “street name”) and you do not give instructions as to how to vote your shares, your broker can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine and on which your broker may vote shares held in street name in the absence of your voting instructions. Pursuant to recent amendments to the NYSE rules, beginning this year brokers no longer have discretion to vote your shares on the election of directors. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the election of the four director nominees at the annual meeting.

How many votes are needed to approve each proposal?

•	For the election of directors, the four nominees receiving the most “FOR” votes from the shares present and entitled to vote at the Annual Meeting, either in person or by proxy, will be elected. Abstentions will be counted for purposes of determining whether a quorum is present but will not be treated as votes cast at the Annual Meeting for such purpose. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and will have no effect on the voting of this proposal.

•	To be approved, Proposal No. 2 must receive “FOR” votes constituting two-thirds of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote.

•	To be approved, Proposal No. 3 must receive “FOR” votes constituting 80% of all outstanding shares of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote.

•	To be approved, Proposal No. 4 must receive “FOR” votes constituting a majority of our common stock outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will not be treated as votes cast at the Annual Meeting for such purpose and, consequently, will have the same effect as an “AGAINST” vote for such purpose.

•	To be approved, Proposal No. 5 must receive “FOR” votes constituting a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be treated as votes cast at the Annual Meeting for such purpose and consequently will have no effect on the voting of this proposal.

Internet and telephone votes count towards the quorum and towards the various proposals in the matter voted. Note that to be counted, Internet and telephone votes must be cast by 11:59 p.m. EDT on the day before the Annual Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares outstanding and entitled to vote as of the record date are represented by shareholders present at the meeting or by proxy. On April 14, 2010, the record date, there were 128,294,480 shares outstanding and entitled to vote. As a result, 64,147,241 of these shares must be represented by shareholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy vote or vote by Internet or telephone or at the meeting. Abstentions and broker non-votes may also be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting, and if final voting results are available within four days of the Annual Meeting, the results will be announced on a Form 8-K. If final voting results are not available within four days of the Annual Meeting, preliminary voting results will be announced in a press release and current report on Form 8-K and final voting results will be announced when available in an amended report on Form 8-K.

Who is paying for this proxy solicitation?

All expenses of the Company in connection with this solicitation of proxies will be borne by the Company. In addition to these mailed proxy materials, our directors, officers and other employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and other employees will not be paid any additional compensation for soliciting proxies. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company’s transfer agent for their reasonable out-of-pocket expenses in forwarding such materials to beneficial owners, but these individuals will receive no additional compensation for these solicitation services.

The distribution and solicitation of proxy materials will also be supplemented through the services of MacKenzie Partners, Inc., a proxy solicitation firm. MacKenzie Partners, Inc. will receive a customary fee, which we estimate will be approximately $12,500, plus certain other fees for related services and reasonable out-of-pocket expenses.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING YOUR SHARES, PLEASE CALL MACKENZIE PARTNERS, INC. TOLL-FREE AT (800) 322-2885.

When are shareholder proposals due for next year’s annual meeting?

For a shareholder proposal to be included in our proxy statement and form of proxy for the 2011 annual meeting of shareholders, such shareholder proposal must be submitted in writing to the Company at 1290 Avenue of the Americas, New York, NY 10104, Attn: Corporate Secretary. In general, we must receive the proposal between February 26, 2011 and March 18, 2011, which is not more than 90 days but not less than 70 days prior to the first anniversary of the Annual Meeting. However, if Proposal No. 2 is passed, we must receive the proposal between January 27, 2011 and February 26, 2011. Shareholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations. Our current Bylaws are available through the SEC’s website, www.sec.gov, or upon written request to Broadpoint Gleacher Securities Group, Inc., 1290 Avenue of the Americas, New York, NY 10104, Attn: Corporate Secretary.

Can I obtain copies of the proxy materials online?

The Company’s proxy materials, including this Proxy Statement and the Proxy Card, as well as the Company’s 2010 Annual Report, which takes the form of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and any amendments to the foregoing materials that are required to be furnished to shareholders, are available for you to review online at www.bpsg.com under the heading “Investor Relations — Proxy.”

How can I obtain directions to the Annual Meeting site?

For directions to the Annual Meeting site, please visit our website at www.bpsg.com under the heading “Investor Relations — Proxy.”

DISCUSSION OF PROPOSALS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Introduction

Four nominees for director are to be elected as directors at the Annual Meeting, three of which are being elected as Class III directors and one of which is being elected as a Class II director. The Class III nominees are Mr. Peter J. McNierney, Dr. Henry Bienen and Mr. Bruce Rohde, who was appointed to the Board in 2009. The term of the Class III directors will expire at the annual meeting of shareholders in 2013. The Class II nominee is Mr. Marshall Cohen, who was appointed to the Board in 2009. The term of the Class II director will expire at the annual meeting of shareholders in 2012. The terms of Mr. Victor Mandel and Mr. Frank S. Plimpton, both Class III directors, expire at this Annual Meeting, and they will not continue as directors thereafter. Note that if Proposal No. 3 is approved by the shareholders, our Board will no longer be classified, and directors elected at this meeting, as well as those with continuing terms, will have only a one-year term expiring at our 2011 Annual Meeting of Shareholders. The Board has nominated each of the nominees for election as directors and recommends that shareholders vote “FOR” the election of these nominees.

If the enclosed proxy card is duly executed and received in time for the Annual Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election of the persons nominated as directors by the Board.

Each of the nominees has consented to serve as a director if elected. Should any nominee for director become unable or unwilling to accept election, proxies will be voted for a nominee selected by the Board, or the size of the Board may be reduced accordingly. The Board does not believe that any of the nominees will be unable or unwilling to serve if elected to office. Any vacancy occurring during the term of office of any director may be filled by the remaining directors for a term expiring at the next meeting of shareholders at which the election of directors is in the regular order of business. Other than Dr. Bienen, each of the nominees is presently a director of the Company.

Set forth below is certain information furnished to the Company by the director nominees and by each of the incumbent directors.

Directors and Director Nominee of the Company

The persons nominated for election as Class III directors, with a term expiring at the annual meeting of shareholders in 2013, are as follows:

PETER J. MCNIERNEY, age 44, is President and Chief Operating Officer of the Company and Chief Executive Officer of Broadpoint Capital, Inc. He joined Broadpoint Capital, Inc. in 2002 as the Director of Investment Banking, and served as President and Chief Executive Officer of the Company and Broadpoint Capital, Inc. from June 2006 until September 2007. Mr. McNierney has been a director of the Company since June 2006. Prior to joining Broadpoint Capital, Inc., Mr. McNierney was a Managing Director of the Healthcare and Communications Services groups at the investment bank Robertson Stephens & Company. Prior to that, Mr. McNierney was a Vice President in the Healthcare Group at Smith Barney, Harris, Upham & Co, Inc. Mr. McNierney received a BA and a JD/MBA from the University of Texas at Austin. During his tenure at the Company, Mr. McNierney has been integral to the growth of the investment banking practice. In addition, he has strengthened the Company’s corporate client relationships, enhanced the firm’s execution capabilities and played an integral role in the continued development and transformation of the Company by playing a key role in the design and execution of the Company’s strategic plan. Mr. McNierney has been nominated as a director because of his financial and business development skills, his knowledge of the industry and his commitment to and understanding of the Company’s value proposition as a whole.

HENRY S. BIENEN, age 70, is Vice Chairman of Rasmussen College and President Emeritus of Northwestern University. From 1995 to 2009, Dr. Bienen served as the President of Northwestern University, where he was one of the first three presidents awarded the Carnegie Corporation’s award for academic leadership. Prior to becoming president of Northwestern, Dr. Bienen served as dean of the Woodrow Wilson School of Public and International Affairs at Princeton University. While at Princeton, he was named the William Stewart Tod Professor of Public and International Affairs in 1969 and the James S. McDonnell Distinguished University Professor in 1986. Dr. Bienen is a member of the board of directors of the Council on Foreign Relations, serving on the executive committee and chairing the nominating and governance committee, as well as the board of directors of the Chicago Council on Global Affairs and serves on its executive committee. In addition, Dr. Bienen serves as chairman of the United Football League’s board of directors, chairman of the Ithaka Harbors board of trustees and serves on the board of Onconova Therapeutics. In the past, Dr. Bienen has served as chair of the executive committee of the Association of American Universities. He is a member of the Knight Commission on Intercollegiate Athletics as well as the American Political Science Association, for which he also serves as a member of the investment committee. Dr. Bienen previously served on the boards of directors of The Bear Stearns Companies Inc. until its purchase by JP Morgan Chase & Co. in 2008, and SPSS Inc. from 2007 until 2009 when the company was sold to IBM Corporation. Dr. Bienen received a bachelor’s degree with honors from Cornell University and a master’s degree and Ph.D., both from the University of Chicago. Dr. Bienen has been nominated by the Board of Directors at the recommendation of the Committee on Directors and Corporate Governance. He was recommended as a director because of his extensive career running or overseeing large organizations and experience and relationships in the international arena, which will provide a fresh perspective to our Board discussions and decisions and assist us in international initiatives. In addition, his extensive experience as a member of the boards of directors of various institutions has given him broad exposure to the various issues boards face and facilitates his contribution to oversight in these areas.

BRUCE ROHDE, age 61, has been a director of the Company since July 2009. He is the Chair of the Committee on Directors and Corporate Governance and a member of the Audit Committee and Executive Compensation Committee. He has served in multiple roles with ConAgra Foods, Inc. since 1984, including General Counsel, President, Vice Chairman, Chairman and Chief Executive Officer, and retired from that role as Chairman and CEO Emeritus. Mr. Rohde is the Managing Partner of Romar Capital Group and of counsel to Jones, Jones, Vines & Hunkins. Mr. Rohde holds two degrees from Creighton University, a Bachelor of Science degree in Business Administration, and a Juris Doctor, cum laude. He also serves as Vice Chairman of Creighton University Board of Directors, on Harvard University’s Private and Public, Scientific, Academic and Consumer Food Policy Committee, as a Presidential Appointee to the National Infrastructure Advisory Council and a director of Preventive Medicine Research Institute. Mr. Rohde holds many court admissions and also holds a certified public accountant certificate. We believe Mr. Rohde’s qualifications to sit on our board of directors include his independence, background in law, finance, accounting and operational and capital management. In addition, his history of senior executive leadership at ConAgra, a large public company, and his membership on the boards of other public companies has resulted in Mr. Rohde’s significant contributions to the Board.

The Board recommends a vote “FOR” the Class III director nominees.

The person nominated for election as a Class II director, with a term expiring at the annual meeting of shareholders in 2012, is as follows:

MARSHALL COHEN, age 74, has been a director since July 2009. He currently is a member of the Executive Compensation Committee and the Board’s Committee on Directors and Corporate Governance. He is counsel at Cassels, Brock & Blackwell LLP, Barristers and Solicitors, a full service law firm in Toronto, which he joined in 1996. Mr. Cohen was President and Chief Executive Officer of The Molson Companies Ltd. from 1988 through 1996. Prior to that, he was a senior official with the Government of Canada for 15 years, holding various appointments including Deputy Minister of Energy, Industry Trade & Commerce, and Finance. Mr. Cohen serves on the Boards of Directors of Barrick Gold Corporation, TD Ameritrade and TriMas Corporation. During the past 5 years, Mr. Cohen has also served on the boards of Toronto Dominion Bank, Collins & Aikman, Inc., Metaldyne Inc., American International Group, Inc., Premcor, Inc. and Lafarge Corporation NA, Inc. In addition, Mr. Cohen recently retired as Chairman of the Board of Governors of York University and is an honorary director or governor of a number of non-profit organizations, including the C.D. Howe Institute and Mount Sinai Hospital. Mr. Cohen is an Officer of the Order of Canada. Mr. Cohen brings valuable legal, financial, operational, strategic and compliance-based expertise to our Board with his past experience as the chief executive officer of a large Canadian public company with international operations. In addition, his independence and experience serving on the boards of other public companies has enhanced the Board’s ability to lead the Company.

The Board recommends a vote “FOR” the Class II director nominee.

The persons serving as Class II directors with terms expiring at the annual meeting of shareholders in 2012 are as follows:

ERIC J. GLEACHER, age 69, was elected Chairman of the Board in 2009 in connection with the Company’s acquisition of Gleacher Partners, Inc., and was elected Chief Executive Officer in February, 2010. Mr. Gleacher was the founder of Gleacher Partners in 1990 and acted as its Chairman. Previously, Mr. Gleacher founded the Mergers & Acquisitions department at Lehman Brothers Holdings Inc. in 1978 and headed Global Mergers & Acquisitions at Morgan Stanley & Co. Inc. from 1985 to 1990. Mr. Gleacher is Chairman of the Institute for Sports Medicine Research at the Hospital for Special Surgery in New York, Chairman of the Ransome Scholarship Trust for St. Andrews University in St. Andrews, Scotland, and a member of the Board of Trustees of Northwestern University. Mr. Gleacher received an MBA from The University of Chicago Booth School of Business and a BA from Northwestern University and served as a U.S. Marine infantry officer in the 1960s. The Board elected Mr. Gleacher as Chairman of the Board in recognition of his experience and knowledge base in the Company’s newly expanded investment banking and M&A capabilities as a result of the acquisition of Gleacher Partners Inc., as well as his experience and proven success as an entrepreneur and founder of Gleacher Partners LLC, the Mergers & Acquisitions department at Lehman Brothers and the head of Global Mergers & Acquisitions at Morgan Stanley. Mr. Gleacher’s qualifications have brought to the leadership of the Company both breadth and depth of his expertise and understanding of the markets in which the Company operates, which the Board determined to be particularly important in the increasingly complex business and market conditions of the financial sector.

CHRISTOPHER R. PECHOCK, age 45, became a director of the Company following the completion of the Company’s private placement with MatlinPatterson in September 2007. He has been a partner at MatlinPatterson Global Advisors LLC since its inception in July 2002. Mr. Pechock has been active in the securities markets for over 17 years. Prior to July 2002, Mr. Pechock was a member of Credit Suisse’s Distressed Group, which he joined in 1999. Before joining Credit Suisse, Mr. Pechock was a Portfolio Manager and Research Analyst at Turnberry Capital Management, L.P. (1997-1999), a Portfolio Manager at Eos Partners, L.P. (1996-1997), a Vice President and high yield analyst at PaineWebber Inc. (1993-1996) and an analyst in risk arbitrage at Wortheim Schroder & Co., Incorporated (1987-1991). Mr. Pechock holds an MBA from Columbia University Graduate School of Business (1993) and a BA in Economics from the University of Pennsylvania (1987). Mr. Pechock serves on the Boards of Goss International, Renewable Biofuels Inc., XL Health Corporation, Leprechaun Holding Company LLC and Foamex Innovations, Inc. He previously served on the Boards of COMSYS IT, Compass Aerospace and Huntsman Corporation. Mr. Pechock has brought to our Board his experience as a partner of MatlinPatterson Global Advisors LLC and expertise in the securities markets and continues to provide key insight to the Board. Furthermore, given Mr. Pechock’s relationship with MatlinPatterson, the Board believes that his interests will be closely aligned to those of the Company’s shareholders.

The persons serving as Class I directors with terms expiring at the annual meeting of shareholders in 2011 are as follows:

ROBERT A. GERARD, age 65, has been a director of the Company since April 2009. Mr. Gerard is Chair of the Executive Compensation Committee and a member of the Audit Committee and

Committee on Directors and Corporate Governance. He is the General Partner and Investment Manager of GFP, L.P., a private investment partnership. Since 2004, Mr. Gerard has been Chairman of the Management Committee and Chief Executive Officer of Royal Street Communications, LLC, a licensee, developer and operator of wireless telecommunications systems in Los Angeles and Central Florida. From 1974 to 1977, Mr. Gerard served in the United States Department of the Treasury, completing his service as Assistant Secretary for Capital Markets and Debt Management. From 1977 until his retirement in 1991, he held senior executive positions with the investment banking firms Morgan Stanley & Co., Dillon Read & Co. and The Bear Stearns Companies Inc. Mr. Gerard is a graduate of Harvard College and holds MA and JD degrees from Columbia University. Mr. Gerard is a member of the Board of Directors of H&R Block, Inc., serving as Chairman of the Governance and Nominating Committee and a member of the Finance Committee of such board. We believe Mr. Gerard’s qualifications to sit on our board of directors include his extensive experience in the financial services industry as well as his eligibility to serve as an independent member of the Board. Mr. Gerard brings many years of experience in senior management and as a member of the boards of other public companies. In addition, Mr. Gerard is familiar with corporate governance matters and brings valuable insight to our Board.

MARK R. PATTERSON, age 58, became a director of the Company following the completion of the Company’s private placement with MatlinPatterson in September 2007. He is a member of the Executive Compensation Committee. Mr. Patterson is Chairman of MatlinPatterson Global Advisors LLC which he co-founded in July 2002. Mr. Patterson has over 35 years of financial markets experience, principally in merchant, investment and commercial banking at Credit Suisse (where he was Vice Chairman from 2000 to 2002), Scully Brothers & Foss L.P., Salomon Brothers Inc. and Bankers Trust Company. Mr. Patterson holds degrees in law (BA, 1972) and economics (BA Honors, 1974) from South Africa’s Stellenbosch University and an MBA (with distinction, 1986) from New York University’s Stern School of Business. Mr. Patterson also serves on the Board of Directors of Allied World Assurance in Bermuda (Chairman of the Investment Committee) and on the Dean’s Executive Board of the NYU Stern School of Business. Mr. Patterson serves on the Board of Flagstar Bancorp, Inc. and Polymer Group, Inc. He previously served on the Boards of NRG Energy, Inc., Compass Aerospace, Thornburg Mortgage Inc., and Oxford Automotive, Inc. Mr. Patterson has significant experience, expertise and background in the financial markets. With his experience as a member of the boards of other public companies, Mr. Patterson continues to provide key insight to our Board. Furthermore, given Mr. Patterson’s relationship with MatlinPatterson, the Board believes that his interests will be closely aligned to those of the Company’s shareholders.

ROBERT S. YINGLING, age 48, has been a director of the Company since September 2007 and is Chair of the Audit Committee. He has been Chief Executive Officer of Lifetopia Corporation since May 2009, prior to which from March 2008 he was a consultant to Lifetopia and other technology companies. Previously, Mr. Yingling was Vice President and Chief Financial Officer of WRC Media Inc. from September 2004 to March 2008, and he was Chief Financial Officer of Duncan Capital Group LLC from March through July 2004. From March 2003 until February 2004, he was Director of Finance of Smiths Group plc. Prior to that he was Chief Financial Officer of BigStar Entertainment, Inc., where he led their Initial Public Offering. Mr. Yingling was a manager in the Audit and Business Advisory Division of Arthur Andersen and Director of Finance at Standard Microsystems Corporation, as well as Chief Financial Officer of GDC International, Inc. Mr. Yingling has served as a director of SA International, from April 2004 through December 2008. Mr. Yingling holds an MBA from the Columbia University Graduate School of Business and a BS in Accounting from Lehigh University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. We believe Mr. Yingling’s qualifications to sit on the Board of Directors include his extensive financial expertise. His diverse experience with the financial reporting process, gained as an auditor with a leading public accounting firm advising public companies with regard to accounting and reporting issues, and as the chief financial officer of various public companies, gives him the expertise to Chair our Audit Committee and serve on the Board. Mr. Yingling has maintained the continuing professional education requirements of CPAs, including courses focused on the issues facing broker dealers and public company financial experts, which, combined with the foregoing practical experience, provide him the expertise to Chair our Audit Committee and serve on our Board.

Messrs. Mandel and Plimpton have terms which expire this year and they will not continue as directors after the Annual Meeting. The Company is grateful to Messrs. Mandel and Plimpton for their years of service to the Company:

VICTOR MANDEL, age 45, has been a director of the Company since October 2008 and is a member of the Audit Committee and the Committee on Directors and Corporate Governance. He is the founder and managing member of Criterion Capital Management, an investment company established in 2001. From 1999 to 2000, Mr. Mandel was Executive Vice President, Finance and Development of Snyder Communications, Inc., with operating responsibility for its publicly-traded division, Circle.com. Prior to Snyder Communications, Mr. Mandel was a Vice President in the Investment Research department at Goldman Sachs & Co., covering emerging growth companies. Mr. Mandel has been a member of the board of directors of Comys IT Partners, Inc. since 2003. We believe that Mr. Mandel’s qualifications to sit on our Board included his experience in the financial services industry, knowledge of corporate governance and expertise in accounting and financial reporting matters. Mr. Mandel will not continue as a director after the Annual Meeting.

FRANK S. PLIMPTON, age 56, became a director of the Company following the completion of the Company’s private placement with MatlinPatterson in September 2007. He has over 28 years of experience in reorganizations, investment banking and investing. Mr. Plimpton served as a partner of MatlinPatterson Global Advisors LLC from its inception in July 2002 through 2008. Prior to July 2002, Mr. Plimpton was a member of the Distressed Securities Group at Credit Suisse First Boston. Mr. Plimpton holds a BA in Applied Mathematics and Economics from Harvard College (cum laude, 1976). Mr. Plimpton received a law degree from the University of Chicago Law School (1981), and an MBA (1980) from the University of Chicago Booth School of Business. As a director, Mr. Plimpton brought his experience in private equity, reorganizations, investment banking and investing to our Board. Mr. Plimpton will not continue as a director after the Annual Meeting.

PROPOSAL NO. 2

REINCORPORATION IN DELAWARE

Introduction

At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to change the Company’s state of incorporation from New York to Delaware (the “Reincorporation”) pursuant to an Agreement and Plan of Merger by and between the Company and wholly-owned subsidiary of the Company, Gleacher & Company, Inc., a Delaware corporation (“Newco”). The Agreement and Plan of Merger is described below and included in Appendix A to this proxy statement (the “Merger Agreement”). Newco would be the holding company for all of the business operations of the Company following the Reincorporation and will not have engaged in any activities prior to the Reincorporation except in connection with the Reincorporation.

Under the Merger Agreement, the Company will be merged with and into Newco (the “Merger”). Upon the effectiveness of the Merger, the Company will cease to exist, and Newco will continue to operate the Company’s business under the name Gleacher & Company, Inc. The Company’s officers and directors immediately before the merger will be Newco’s directors and officers immediately after the Merger.

For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders and has approved the Reincorporation. Under applicable law, approval of the Reincorporation by shareholders representing two-thirds of the votes of all outstanding shares entitled to vote is required for approval of the Merger Agreement, the Merger and all related transactions effecting the change of the legal domicile of the Company. Pursuant to New York law, if the Reincorporation is approved by the shareholders of the Company, shareholders who dissent from the Reincorporation will not be entitled to appraisal rights with respect to their shares of the Company.

Reasons for the Reincorporation

The purpose of the Reincorporation is to change the Company’s state of incorporation from New York to Delaware. The Reincorporation is intended to cause, and will have the effect of causing, the Company to be governed by the Delaware General Corporation Law (the “DGCL”) rather than by the New York Business Corporation Law (the “NYBCL”).

Delaware has historically been a leader in adopting and interpreting comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Companies choosing to incorporate or reincorporate in Delaware commonly cite the following as reasons for their decision:

•	the measure of predictability afforded to Delaware corporations from the body of case law interpreting the DGCL;

•	the certainty afforded by the well-established principles of corporate governance;

•	the sophistication and flexibility of the DGCL;

•	the level of experience, speed of decision-making and degree of sophistication and understanding of the Delaware Court of Chancery; and

•	the responsiveness of the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

The Board has considered each of the foregoing and other reasons and concluded that reincorporation in Delaware is in the best interests of the Company and its shareholders. Therefore, the Board recommends that the shareholders vote “FOR” Proposal No. 2 to reincorporate the Company in Delaware.

Effect of the Merger

To effect the Reincorporation, at the effective time of the Merger:

•	the Company will merge with and into Newco, Newco will be the surviving entity and the Company will cease to exist as a separate entity;

•	the shareholders of the Company will become the shareholders of Newco;

•	the outstanding shares of common stock and preferred stock of the Company will automatically convert on a one-for-one basis into shares of Newco common stock and Newco preferred stock, respectively;

•	Newco shall possess all of the assets, liabilities, rights, privileges and powers of the Company and Newco;

•	Newco shall be governed by the applicable laws of Delaware and by Newco’s certificate of incorporation and bylaws;

•	the officers and directors of the Company will become the officers and directors of Newco; and

•	Newco will operate under the name Gleacher & Company, Inc., and its common stock will be listed on the NASDAQ Global Market with a ticker symbol of GLCH.

Certain material differences between the corporations law of New York and Delaware, and between the certificates of incorporation and bylaws of the Company and Newco, are discussed below under the heading “Comparison of Shareholders Rights under Delaware and New York Corporate Law and Charter Documents.” A copy of the existing certificate of incorporation and bylaws of the Company are available for inspection by shareholders of the Company on the Company’s EDGAR page on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov or by written request to Corporate Secretary at the offices of the Company at 1290 Avenue of the Americas, New York, NY 10104. Newco will be governed by the Certificate of Incorporation substantially in the form included as Appendix B (the “Delaware Certificate”) and the Bylaws substantially in the form included as Appendix C (the “Delaware Bylaws,” and collectively with the Delaware Certificate, the “Delaware Charter Documents”). As described more fully in Proposal No. 3 to this proxy statement, the Company is also seeking to amend its existing Restated Certificate of Incorporation to eliminate the classification of its Board of Directors. Where applicable, the Delaware Charter Documents included in Appendices B and C include alternative provisions — those that will govern the composition of the Board of Directors if Proposal No. 3 is adopted at the Annual Meeting and those that will govern if Proposal No. 3 is not adopted. The final Delaware Charter Documents will include only the provisions with regard to the composition of the Board of Directors that are consistent with the outcome of the vote on Proposal No. 3.

Approval

The Reincorporation and the terms of the Merger Agreement have been approved by the Board. Pursuant to applicable law, the Reincorporation and the Merger are subject to the further approval by the Company’s shareholders constituting two-thirds of all outstanding shares of common stock entitled to vote thereon.

Exchange of Stock

If Proposal No. 2 is approved, and the Company proceeds with the Reincorporation, the Company’s shares of common stock and preferred stock will each automatically convert on a one-for-one basis into shares of common stock and preferred stock, respectively, of Newco (respectively the “Newco Common Stock” and the “Newco Preferred Stock,” and collectively, the “Newco Capital Stock”) at the effective time of the Reincorporation (the “Effective Time”) without any further action required by the Company’s shareholders. At the Effective Time:

•	Newco shall assume and continue any and all stock options, stock incentive and other equity-based awards or deferred compensation plans heretofore adopted by the Company (individually, an “Equity Plan” and, collectively, the “Equity Plans”), and shall reserve for issuance under each Equity Plan a number of shares of Newco Common Stock equal to the number of shares of common stock so reserved by the Company immediately prior to the Effective Time;

•	each unexercised option or other right to purchase common stock granted under any such Equity Plan or otherwise and outstanding immediately prior to the Effective Time shall, at the Effective Time, become an option or right to purchase Newco Common Stock on the basis of one share of Newco Common Stock for each share of common stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such option or stock purchase right of the Company; and

•	each other restricted stock award, restricted stock unit and equity-based award relating to common stock granted under any of the Equity Plans and outstanding immediately prior to the Effective Time shall, at the Effective Time, become an award relating to Newco Common Stock on the basis of one share of Newco Common Stock for each share of common stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Time. If, after the Effective Time, a shareholder wishes to acquire a stock certificate reflecting the name Gleacher & Company, Inc. and referring to Delaware as its state of incorporation, the shareholder may do so by surrendering his or her certificate to the transfer agent for Newco with a request for a replacement certificate, accompanied by the appropriate fee. The transfer agent for the Company and Newco is American Stock Transfer & Trust Company, LLC.

Effective Time

The Reincorporation will become effective upon the filing of the Delaware Certificate of Merger with the Secretary of State of Delaware and the New York Certificate of Merger with the Secretary of State of New York. These filings are anticipated to be made as soon as practicable after receiving the requisite shareholder approval and all other necessary approvals.

Operations Following the Reincorporation

Newco will continue the business of the Company after the Merger, and the Reincorporation will have no effect on the Company’s operations.

Federal Income Tax Consequences of the Reincorporation

The following summary addresses the material U.S. federal income tax consequences of the Reincorporation to holders of shares of the Company’s capital stock (“Holders”). This summary is based on the current provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable Treasury Regulations, judicial authority and administrative rulings, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) has been or will be sought with respect to federal income tax consequences of the Reincorporation under the Internal Revenue Code. There can be no assurance that the IRS will not take a contrary position regarding the tax consequences of the Reincorporation or that any such contrary position would not be sustained by a court. This summary is only for the general information of Holders and does not purport to consider all potential tax consequences of the Reincorporation. In addition, this summary does not address the U.S. federal income tax consequences of the Reincorporation to Holders subject to special tax treatment under the Internal Revenue Code, such as dealers in securities, holders of stock options or those Holders who acquired their capital stock of the Company upon the exercise of stock options.

The Company expects to receive an opinion from our counsel Dewey & LeBoeuf LLP confirming that the Reincorporation will constitute a reorganization under Section 368(a) of the Internal Revenue Code. Assuming the Reincorporation constitutes such a reorganization, the following consequences will generally result: (a) no gain or loss will be recognized by Holders upon the conversion of their shares of Company capital stock into Newco Capital Stock in the Reincorporation; (b) a Holder’s basis in a share of Newco Capital Stock will be the same as the Holder’s basis in the corresponding share of Company capital stock held at the time of the Reincorporation; (c) a Holder’s holding period in a share of Newco Capital Stock will include the period during which the Holder held the corresponding share of Company capital stock prior to the Reincorporation, provided the Holder held the corresponding share as a capital asset at the time of the Reincorporation; and (d) neither the Company nor Newco will recognize gain or loss as a result of the Reincorporation.

The tax opinion of Dewey & LeBoeuf LLP will be based on, among other things, current law and certain representations by the Company. Any change in current law, which may be retroactive, or the failure of any representation by the Company to be true, correct and complete in all material respects, could adversely affect the conclusions reached by counsel in the tax opinion. Moreover, the tax opinion is not binding on the IRS or the courts, and the IRS or the courts may not agree with the conclusions reached in the tax opinion.

A successful IRS challenge to the reorganization status of the Reincorporation could result in a Holder recognizing gain, and perhaps loss, with respect to each share of Company capital stock exchanged in the Reincorporation equal to the difference between the Holder’s basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of Newco Capital Stock received in exchange therefor. In such event, a Holder’s aggregate basis in the shares of Newco Capital Stock received in the exchange would generally equal their fair market value on such date, and the Holder’s holding period for such shares would not include the period during which the Holder held shares of Company capital stock prior to the Reincorporation.

State, local, or foreign income tax consequences to Holders may vary from the federal tax consequences described above. Holders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Accounting Treatment

The Reincorporation is expected to be accounted for as a transaction between entities under common control in which the net assets of the Company will be transferred into Newco at their carrying values and the shares of the Company’s common stock and preferred stock will each automatically convert on a one-for-one basis into shares of Newco Common Stock and Newco Preferred Stock, respectively. Therefore, no gain or loss will be recognized.

Regulatory Approvals

The Reincorporation will not occur until the Company has received all required consents of governmental authorities, including the filing and acceptance of the Delaware Certificate of Merger with the Secretary of State of Delaware, the filing and acceptance of the New York Certificate of Merger with the Secretary of State of New York, and satisfied applicable requirements of the NASDAQ Global Market and the Financial Industry Regulatory Authority, Inc.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), a merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of the offer and sale of shares of the Newco Capital Stock will not be required.

Capital Stock and Voting Rights

The Company’s authorized capital stock consists of 200,000,000 shares of common stock, $0.01 par value per share, and 1,500,000 shares of preferred stock, $1.00 par value per share. On April 14, 2010, there were 128,294,480 shares of common stock and 1,000,000 shares of preferred stock of the Company outstanding. Each share of common stock entitles the holder thereof to one vote. Holders of shares of preferred stock are not entitled to vote on the Reincorporation, as such, but have certain consent rights.

The Delaware Certificate provides that the authorized capital stock of Newco consists of 200,000,000 shares of common stock, $0.01 par value per share, and 1,500,000 shares of preferred stock, $1.00 par value per share.

The Merger Agreement provides that each outstanding share of the Company’s common stock and preferred stock will be exchanged for one share of Newco Common Stock and Newco Preferred Stock, respectively. Accordingly, the interests of the shareholders relative to one another will not be affected by the Merger.

Abandonment of the Reincorporation

The Board will have the right, at any time before the Effective Time, to abandon the Merger and thus the Reincorporation and take no further action towards reincorporating the Company in Delaware, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the Reincorporation.

Comparison of Shareholder Rights Under Delaware and New York Corporate Law and Charter Documents

Subject to shareholder approval prior to the Effective Time, the Company will change its state of incorporation to Delaware and will thereafter be governed by the DGCL and by the Delaware Charter Documents. As a result, at the Effective Time, the Delaware Charter Documents will effectively replace the Company’s Restated Certificate of Incorporation (as amended and restated, the “Company Certificate”) and the Company’s Amended and Restated Bylaws (the “Company Bylaws,” and together with the Company Certificate, the “Company Charter Documents”). In addition, holders of common stock will become holders of Newco Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Delaware instead of the laws of the State of New York.

The following is a summary of some of the significant rights of the shareholders under New York and Delaware law and under the Company Charter Documents and the Delaware Charter Documents. This summary is not a complete description of all differences between the rights of a shareholder of the Company and those of Newco. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Amendment of Certificate of Incorporation

Under the NYBCL, except for certain ministerial changes, and except as otherwise required under a certificate of incorporation, a certificate of incorporation may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. The DGCL allows a board of directors to recommend an amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders’ meeting are normally enough to approve that amendment. Both the NYBCL and the DGCL also require that if a particular class or series of stock is adversely affected by certain types of amendments, then such class or series also must authorize such amendment in order for it to become effective. The NYBCL and the DGCL both allow a corporation to require a higher proportion of votes in order to authorize amendments to a certificate of incorporation, if so provided in the certificate. Both the Company Certificate and the Delaware Certificate provide that they shall not be amended in any manner which would affect the powers, preferences or special rights of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”) without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class. The Company does not believe that the Reincorporation would affect the powers, preferences or rights of the Series B Preferred Stock.

Amendment of Bylaws

Under the NYBCL, a corporation’s bylaws may be amended by the vote of the holders of a majority of the votes cast in the election of any directors or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the shareholders, additionally by the board of directors. Under the DGCL, the power to adopt, amend or repeal the bylaws is vested in the stockholders entitled to vote or, if permitted under the corporation’s certificate of incorporation, by the board of directors.

Both the Company Bylaws and the Delaware Bylaws may be amended by the Board, or by the vote of a majority of the shareholders entitled to vote thereon at an annual or special meeting. However, each of the Company Charter Documents and the Delaware Charter Documents require the affirmative vote of the holders of at least 80% of the Company’s outstanding voting stock for the amendment by the shareholders of provisions relating to: (i) special meetings of shareholders; (ii) notice of shareholder business and nominations; (iii) the number, election and terms of directors; (iv) the removal of directors; and (v) newly created directorships and vacancies.

Who May Call Special Meetings of Shareholders

Under both the NYBCL and the DGCL, the board of directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of shareholders. Currently, the Company Bylaws provide that special meetings may be called by the Chief Executive Officer, the President or by resolution of the Board. The Delaware Bylaws will provide that special meetings may be called by the Chairman of the Board, by resolution of the Board, by the Chief Executive Officer, by the President or by the Secretary of Newco.

Action by Written Consent of Shareholders In Lieu of a Shareholder Meeting

The NYBCL permits shareholder action in lieu of a meeting by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting, unless otherwise specified in the certificate of incorporation. The DGCL permits shareholders to take action by the written consent of holders collectively owning at least the minimum number of votes (generally, a majority) that would be required for action at a shareholders’ meeting at which holders of all shares entitled to vote on the action were present and voted. The Company Certificate and Delaware Certificate each allow shareholder action by written consent if signed by holders collectively owning at least the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote on the action were present and voted.

Notice of Shareholder Business and Nominations

The Company Bylaws and the Delaware Bylaws each allow shareholders to nominate directors and propose other business to be brought before the annual meeting of shareholders and any special meeting of shareholders if timely written notice is given to the Secretary of the Company and such business is a proper subject for shareholder action under the NYBCL and the DGCL, respectively. For notice to be timely under the Company Bylaws, in general it must be delivered in writing to the Corporate Secretary of the Company at the principal offices of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting or prior to such special meeting as the case may be. For notice to be timely under the Delaware Bylaws, written notice generally must be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting or prior to such special meeting, as the case may be.

Right of Shareholders to Inspect Shareholder List

Under the NYBCL, a shareholder of record may inspect the list of record shareholders upon giving at least five days’ written demand to do so. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years. Under the DGCL, any stockholder may upon making a demand under oath stating the purpose thereof, inspect the stockholders’ list for any purpose reasonably related to the person’s interest as a shareholder. In addition, for at least 10 days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required for Certain Transactions

Under the NYBCL, to engage in a merger, consolidation or sale of all or substantially all of its assets, the Company must obtain the approval of at least two-thirds of the outstanding stock entitled to vote thereon. Under the DGCL, corporations are generally required to obtain the approval of only a majority of the outstanding stock entitled to vote on such transaction. However, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if three conditions are met:

•	no amendment of the surviving corporation’s certificate of incorporation is made by the merger agreement;

•	each share of the surviving corporation’s stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

•	the merger results in no more than a 20% increase in its outstanding common stock.

Proxies

Unless the proxy provides for a longer period, a proxy under the NYBCL can be voted or acted upon for eleven months, compared with three years under the DGCL.

Number of Directors

Under both the NYBCL and the DGCL, corporations must have at least one director. Under the NYBCL, the exact number of directors is required to be fixed in the bylaws, by the shareholders or by the board of directors, if authorized in a shareholder-adopted bylaw. Under the DGCL, the exact number of directors is required to be fixed in the certificate of incorporation or in (or in the manner provided by) the bylaws. Both the Company Bylaws and Delaware Bylaws provide for a minimum of one director and a maximum of fifteen directors, with the actual number of directors to be set by the Board from time to time.

Classified Board of Directors

Both the NYBCL and the DGCL permit “classified” boards of directors, which means the directors may have staggered terms that do not all expire at once. The NYBCL and the DGCL require that classified boards of directors be authorized in the corporation’s certificate of incorporation or in a shareholder-adopted bylaw. The NYBCL allows for as many as four different classes of directors, all as nearly equal in number as possible, while the DGCL allows for up to three different classes of directors. The Company Certificate provides for three classes of directors, and also provides that without the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding voting stock of the Company, the provisions of the Company Certificate relating to board classification cannot be amended or repealed nor can any provision inconsistent with such provisions be adopted. In Proposal No. 3 to this proxy statement, the Board is proposing that you vote in favor of amending the Company Certificate to eliminate our Board classification and to require instead that all directors be elected or re-elected annually. If Proposal No. 3 is adopted at the

Annual Meeting, the Delaware Charter Documents will require that all directors be elected or reelected annually and will remove the requirement that 80% of the voting power of the then outstanding voting stock of the Company approve any changes to the provisions relating to the number and election of directors. If Proposal No. 3 is not adopted at the Annual Meeting, the Delaware Charter Documents will provide for three classes of directors for the Company and contain the same restrictions relating to amending such provisions as currently exist in the Company Certificate.

Removal of Directors by Shareholders

Under the NYBCL, directors may be removed for cause by the shareholders owning a majority of the shares entitled to vote. In addition, if provided for in the certificate of incorporation, directors can be removed by the shareholders of a New York corporation without cause or by the board of directors for cause. Under the DGCL, unless the board is divided into classes, shareholders may remove directors, with or without cause, by a vote of shareholders owning a majority of the outstanding shares entitled to vote or by such greater vote requirement as may be set forth in the certificate of incorporation. Directors of a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Company Bylaws and Delaware Bylaws each allow for the removal of any director, with or without cause but only by the affirmative vote of the holders of at least 80% of the then-outstanding voting stock, voting together as a single class. As described above under “Classified Board of Directors,” if Proposal No. 3 in this proxy statement is adopted at the Annual Meeting, the Delaware Charter Documents will not provide for a classified Board and, if Proposal No. 3 is not adopted, the Board will be divided into three classes. Regardless of the outcome of the vote on Proposal No. 3, the Delaware Charter Documents will allow for the removal of any director, with or without cause but only by the affirmative vote of the holders of at least 80% of the then-outstanding voting stock, voting together as a single class.

Limitation of Directors’ Liability

Both states permit the limitation of a director’s personal liability while acting in his or her official capacity, but only if the limitation is contained in the corporation’s certificate of incorporation. Under the NYBCL, the certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for breach of duty. However, no provision can eliminate or limit:

•	the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL; or

•	the liability of any director for any act or omission prior to the adoption of such provision in the certificate of incorporation.

The Company Certificate and Delaware Certificate each contain a provision limiting the personal liability of directors.

The DGCL also requires a certificate of incorporation provision in order to limit or eliminate a director’s liability. However, the DGCL precludes any limitation or elimination of liability if the director breaches his or her duty of loyalty to the corporation or its shareholders, or if his or her acts or omissions are not in good faith or involve intentional misconduct or a knowing violation of law or if he or she receives an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

Due to the variations in the NYBCL and the DGCL, there may be circumstances where, despite the inclusion of certificate of incorporation provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under the NYBCL for conduct that would not expose him or her to liability under the DGCL, or vice versa.

Loans to, and Guarantees of Obligations of, Directors

Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested shareholders of such corporation approve the transaction. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum.

Under the DGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

Transactions with Interested Directors

Under the NYBCL, a corporation may establish the validity of transactions between it and its interested directors through one of several methods, including the approval by a majority of the disinterested directors who are not involved in the transaction. The DGCL provides that no transaction between a corporation and an interested director is void or voidable solely because that director is present at or participates in the meeting where such transaction is considered or because that director’s votes are counted if the material facts of that director’s interest are known to the board of directors and the board of directors in good faith authorizes the transaction by a vote of a majority of the disinterested directors, or if that director’s interest is disclosed to the stockholders and the stockholders in good faith approve the transaction, or if the contract or transaction at issue is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. Both the Company Bylaws and Delaware Bylaws allow for the approval of such transactions where the director’s interest in the transaction is either (1) disclosed in good faith or known to the Board, and the Board or a committee of the Board approves the transaction by a majority without counting the vote of any interested director or, if the votes of the disinterested directors are insufficient to constitute the vote of a majority of the Board, then by unanimous vote of the disinterested directors; or (2) disclosed in good faith or known to the shareholders entitled to vote thereon, and the transaction is approved by a vote of such shareholders.

Dividends; Redemption of Stock

Subject to its certificate of incorporation provisions, under both the NYBCL and the DGCL a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation’s “surplus.”

Under the NYBCL, dividends may be paid or distributions made out of surplus or, in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. The NYBCL defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital. The DGCL defines surplus as the excess of net assets over stated capital and lets the board of directors adjust capital. If there is no surplus, the DGCL allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions.

In general, with certain restrictions, the NYBCL permits a corporation to provide in its certificate of incorporation for redemption (at the option of the corporation or the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. The DGCL permits redemptions only when the corporation has outstanding one or more shares of one or more classes or series of stock, which share or shares have full voting powers. Under each of the Company Certificate and Delaware Certificate, so long as the Series B Preferred Stock remains outstanding, the Company is prohibited from paying any dividend, other than dividends payable to the holders of the Company’s Series B Preferred Stock, without first obtaining the vote or written consent of a majority in interest of the then outstanding shares of the Series B Preferred Stock. Additionally, cash dividends of 10 percent per annum must be paid on the Series B Preferred Stock quarterly, while an additional dividend of 4 percent per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company.

Appraisal Rights

The NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to:

(i)   certain mergers and consolidations;

(ii)  certain dispositions of assets requiring shareholder approval;

(iii) certain share exchanges; or

(iv)  certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder.

The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations, unless additional appraisal rights are provided in the certificate of incorporation.

The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the NASDAQ Stock Market. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures. Pursuant to the NYBCL, if the Reincorporation is approved by the shareholders of the Company, dissenting shareholders will not be entitled to appraisal rights with respect to their shares.

Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation’s shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation’s shareholders.

Business Combinations with Interested Stockholders

Provisions in both the NYBCL and the DGCL may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the DGCL restrict or prohibit an “interested stockholder” from entering into certain types of “business combinations” unless the board of directors approves the transaction in advance. The two laws define these two terms differently.

Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An “interested shareholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock. “Business combinations” under the NYBCL include:

•	mergers and consolidations between corporations or with an interested shareholder or its affiliate or associate;

•	sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

•	issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

•	reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

•	the receipt by an interested shareholder of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, the NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met and in certain other circumstances.

Section 203 of the DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An “interested stockholder” under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who is an affiliate or associate of a corporation and who owned at least 15% of the outstanding voting stock within the preceding three years. In summary, the prohibited combinations include:

•	mergers or consolidations;

•	sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

•	issuance or transfers by the corporation or a majority-owned subsidiary of its stock except in limited instances;

•	receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

•	any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

Section 203 does not apply in the following cases:

•	if, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	if, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules;

•	if, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders’ meeting; and

•	if a corporation elects not to be governed by DGCL Section 203 in its certificate of incorporation.

The Board recommends that the Company’s shareholders vote “FOR” the reincorporation of the Company in Delaware.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE COMPANY’S BOARD OF DIRECTORS

Introduction

At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to amend the Company’s Restated Certificate of Incorporation (the “Company Certificate”) to eliminate separate classes of directors and require that directors be elected annually.

Current Board Structure

Article EIGHTH of the Company Certificate currently provides that the Board of Directors be divided into three classes, with approximately one-third of our directors elected each year. The successors of the class of directors whose term expires at each annual meeting of the shareholders are elected for a three-year term.

Rationale for Elimination of Board Classification

The Board of Directors, together with the Committee on Directors and Corporate Governance, has considered the merits of an annually elected and a classified board, taking a variety of perspectives into account. In the past, the Board supported a classified board, in part due to the perceived continuity and stability this structure could provide. The Board believes that it can achieve these objectives without a classified board and, recognizing the merits of annual elections, believes that shareholders should have the opportunity to vote on the performance of the entire board each year. As a result, the Committee on Directors and Corporate Governance and the Board of Directors has approved, and is recommending that shareholders approve, this proposal.

The Amendment

If the proposed amendment is approved, the Board classification will be eliminated. The current directors, including the directors elected at the Annual Meeting, will serve one-year terms expiring at the 2011 annual meeting of the shareholders, and beginning with the 2011 annual meeting of the shareholders, all directors will be elected for one-year terms at each annual meeting.

If the amendment is approved, Article EIGHTH, paragraph (C) of the Company Certificate will be amended to read in its entirety as follows:

EIGHTH:

(C) The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this Certificate of Incorporation, shall serve one year terms. Commencing with the 2011 annual meeting of shareholders, and at each succeeding annual meeting of shareholders, directors shall be elected at each annual meeting of shareholders.

The amendment will not affect the Board’s authority under the Company Certificate to fill vacancies on the Board for the full term of any director whose departure from the Board creates a vacancy, if any. Any director chosen as a result of the newly created directorships or to fill a vacancy on the Board will hold office until the next annual meeting of the shareholders.

In addition, Article EIGHTH, paragraph (G) of the Company Certificate, which requires the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class, to amend or repeal or adopt any provision inconsistent with Article EIGHTH, paragraph (C), will be deleted in its entirety. If the proposed amendment to Article EIGHTH, paragraph (C) is approved, this related technical change is necessary so as to not unintentionally hinder the Company in the absence of a classified Board.

Relationship to Proposal No. 2

At the Annual Meeting, the shareholders of the Company will also be voting on Proposal No. 2, a proposal to reincorporate the Company in Delaware. If Proposal No. 2 is adopted, the surviving Delaware corporation will be governed by a Delaware certificate of incorporation and bylaws. If Proposal No. 2 is adopted but this Proposal No. 3 is not adopted, the surviving Delaware corporation will have a classified Board. If both Proposal No. 2 and this Proposal No. 3 are adopted at the Annual Meeting, the surviving Delaware corporation will not have a classified Board. If Proposal No. 2 is not adopted, but this Proposal No. 3 is adopted, the Company will not have a classified Board. We are seeking shareholder approval to eliminate the classified structure of the Board of Directors independent of Proposal No. 2 so that if Proposal No. 2 is not approved but this proposal is approved, we will nevertheless declassify our Board of Directors.

Shareholder Approval Required

The Company Certificate requires the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding voting stock, voting together as a single class, to amend the Company Certificate to eliminate the classified structure of the Board of Directors. In the event that less than 80% of the outstanding shares of common stock entitled to vote at the Annual Meeting vote in favor of this Proposal No. 3, the Company Certificate will not be amended to eliminate the classified structure of the Board of Directors.

The Board recommends that the Company’s shareholders vote “FOR” the proposal to amend the Company Certificate to eliminate the classified structure of the Board of Directors.

PROPOSAL NO. 4

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

Introduction

At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to amend the Company’s Restated Certificate of Incorporation (the “Company Certificate”) to change the name of the Company from “Broadpoint Gleacher Securities Group, Inc.” to “Gleacher & Company, Inc.”

Rationale for the Name Change

We are proposing to change our name in order to more closely align our corporate name with our brand and our focus on investment banking. The Company believes that the Gleacher name has become synonymous with high-quality investment banking services and is the strongest brand for us to unify under in marketing to clients.

The Amendment

The full text of Article FIRST of the Company Certificate, as proposed to be amended, will read as follows:

FIRST: The name of the corporation shall be Gleacher & Company, Inc. It was formed under the name First Albany Companies Inc.

If the proposal to amend the Company Certificate to change our name to “Gleacher & Company, Inc.” is approved by our shareholders at the Annual Meeting, an amendment to the Company Certificate will be filed with the Secretary of State of the State of New York to effect the name change as soon as practicable after the annual meeting.

Change in Stock Symbol

If our shareholders approve the name change amendment at the Annual Meeting, we intend to change our NASDAQ Global Market trading symbol from “BPSG” to “GLCH.” Shareholders will not be required to submit their stock certificates for exchange if the proposed name change is approved. Following the effective date of the name change, all new stock certificates issued by us will reflect our new name.

Relationship to Proposal No. 2

At the Annual Meeting, the shareholders of the Company will also be voting on Proposal No. 2, a proposal to reincorporate the Company in Delaware. If Proposal No. 2 is adopted, the surviving Delaware corporation will be governed by a Delaware certificate of incorporation and bylaws, which will provide that the Company’s name will be Gleacher & Company, Inc. If Proposal No. 2 is not adopted, but this Proposal No. 4 is adopted, the Company will remain as a New York domiciled corporation but its name will be changed to “Gleacher & Company, Inc.” We are seeking shareholder approval to change the Company’s name independent of Proposal No. 2 so that if Proposal No. 2 is not approved but this proposal is approved, we will nonetheless change the Company name.

Shareholder Approval Required

The NYBCL requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting, to amend the Company Certificate to change the name of the Company.

The Board recommends that the Company’s shareholders vote “FOR” the proposal to amend the Certificate of Incorporation to change the name of the Company to Gleacher & Company, Inc.

PROPOSAL NO. 5

RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. We are submitting the selection of the independent registered public accounting firm for shareholder ratification at the Annual Meeting.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Our organizational documents do not require that our shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Audit Committee, or a designated member thereof, has pre-approved each audit and non-audit service rendered by PricewaterhouseCoopers LLP to the Company.

The Board recommends that the Company’s shareholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Principal Accounting Firm Fees

The following table shows information about fees billed to the Company by PricewaterhouseCoopers LLP for the periods indicated:

		Percentage of		Percentage of
		2009 Services		2008 Services
		Approved		Approved
		by Audit		by Audit
Fees Billed to or Paid by the Company:	2009	Committee	2008	Committee

Audit fees(a)	$2,026,820	100%	$1,015,632	100%
Audit-related fees(b)	$313,500	100%	$38,730	100%
Tax fees(c)	$117,400	100%	$55,828	100%
All other fees(d)	$1,620	100%	$1,620	100%

(a)	The year-over-year increase in fees for audit services primarily reflects the 2009 Sarbanes Oxley 404 audit and the acquisition of Gleacher Partners, Inc. (the “Gleacher transaction”).

(b)	In 2009, audit related fees were primarily for services preformed in relation to the Company’s underwritten public offering of common stock and the Gleacher transaction. Audit-related fees for 2008 were for services performed in relation to acquisitions.

(c)	Tax fees are fees in respect of consultation on tax matters, tax advice relating to transactions and other tax planning and advice.

(d)	All other fees are fees for accounting and auditing research software.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services performed for the Company by the Company’s independent registered public accounting firm are pre-approved by the Audit Committee. In so doing, the Audit Committee is permitted to delegate pre-approval authority to one or more of its members, and has delegated such authority to the Audit Committee Chairman. For audit services, the Audit Committee meets with representatives of the independent registered public accounting firm to discuss the scope, terms and conditions of the audit services. For non-audit services, the Chairman of the Audit Committee discusses with management the nature, scope, need and other relevant aspects of the non-audit services and any decisions made are discussed at the Audit Committee’s next scheduled meeting. The Audit Committee Chairman signs all engagement letters on behalf of the Company with respect to audit or non-audit services. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Ultimate responsibility for management of the Company’s business and affairs rests with the Board of Directors. The Board currently consists of 10 directors, divided into three classes, with each class having a three-year term. If the persons nominated for election as directors in Proposal No. 1 are elected at the Annual Meeting, the size of the Board shall be reduced to nine directors, effective upon the final voting results. The Board has constituted three committees, the Audit Committee, the Executive Compensation Committee and the Committee on Directors and Corporate Governance, and delegated specific governance responsibilities to them. The Board of Directors held 10 meetings during the Company’s fiscal year ended December 31, 2009. The committees of the Board each held the number of meetings noted below under the heading “Committees of the Board of Directors.” During 2009, no director attended fewer than 75% of the meetings of the Board or committees, and most directors attended in excess of 90% in each case. Directors are encouraged to attend each annual meeting of shareholders, and all of our directors attended last year’s meeting either in person or via teleconference.

BOARD LEADERSHIP STRUCTURE

The Board seeks to achieve a leadership structure that most efficiently addresses the purpose and mission of the Company and facilitates the oversight of management’s implementation of the Company’s plans. The Board believes that its structure:

•	facilitates the organized flow of information among directors as well as between the Board and management;

•	encourages active participation by all directors, including the voicing of diverse opinions on important Company subjects;

•	allows decisive decision-making and implementation; and

•	enables unambiguous directions to management to carry out Board decisions.

Mr. Gleacher serves as both the Company’s Chief Executive Officer (“CEO”) and Chairman of the Board. The Board determined that the combined role of Chairman and CEO presents advantages including fostering clear accountability, effective decision-making and alignment on corporate strategy, which the Board believes are vital to the Company’s current business needs and development. The combined role also promotes strategy development and execution, and facilitates information flow between management and the Board.

The Company does not have a fixed policy with respect to the separation of the roles of Chairman of the Board and CEO and has in its past operated under both the combined and separated Chairman/CEO structure. The Board believes that the optimal leadership structure in that regard will depend on the business needs of the Company at the time as well as the then-makeup of the Board of Directors. As a result, the Board believes that the Company’s leadership structure is likely to evolve with the Company, and the Board intends to reassess and may modify the Company’s leadership structure from time to time.

Assuming the election of the directors recommended by the Board, our board will be comprised of five independent directors and four directors whom the Board has determined are not independent. When Mr. Gleacher assumed the position of CEO, and the offices of Chairman of the Board and CEO were combined, the Board’s Committee on Directors and Corporate Governance (the “Directors Committee”), which consists of four independent directors, considered the desirability of appointing a lead independent director. The Directors Committee concluded that this was an administrative action that was not currently necessary for effective board functioning. The Directors Committee’s decision was based in part on the size of the Board and the Company, the efficiency of communication among the independent directors and the frequency of executive sessions of the Board, in which only independent directors participate. During executive sessions of the independent directors or at meetings where the Chairman is unavailable, the chair of the Directors

Committee presides unless the Board determines that another director should lead discussions due to the subject matter of the meeting.

The full Board of Directors reviewed the Directors Committee’s findings on our Board leadership structure and concurred. The Board believes that having a combined role of Chairman and CEO, and a separate presiding independent director at meetings without the Chairman, provides the appropriate balance between strategy development and independent oversight of management. In addition, each of the standing committees of our Board is chaired by an independent director, each of our Audit Committee and Directors Committee is comprised entirely of independent directors, and three of the four members of our Executive Compensation Committee are independent. To further promote independent oversight, the board has adopted a number of governance practices, including executive sessions of the independent directors and annual self-assessments of the Board and its committees.

In addition, we have two directors, Messrs. Patterson and Pechock, who are affiliated with MatlinPatterson FA Acquisition LLC (“MatlinPatterson”). As of February 28, 2010, MatlinPatterson controlled approximately 28% of our common stock and was our largest stockholder. As a result, we believe that as directors, Messrs. Patterson and Pechock represent on the Board a unique perspective as significant shareholders of the Company.

CONTROLLED COMPANY HISTORY

From our recapitalization in 2007 until June 2009, we operated as a “controlled company” under applicable NASDAQ listing rules due to MatlinPatterson’s majority ownership of our outstanding common stock. “Controlled company” status exempted us from certain NASDAQ corporate governance requirements, including requirements that:

•	a majority of our Board of Directors consist of independent directors;

•	compensation of officers be determined or recommended to the Board by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors;

•	director nominees be selected or recommended by a majority of the independent directors or by a nominating committee composed solely of independent directors.

Following the consummation of the Gleacher transaction on June 5, 2009, we ceased to be a “controlled company” and NASDAQ rules permitted us a one-year phase-in period within which to become fully compliant with its corporate governance requirements. In order to comply with the NASDAQ corporate governance rules, we have appointed independent directors to our committees. Currently, our Audit Committee and Directors Committee are composed entirely of independent directors, and three of the four members of our Executive Compensation Committee are independent (we do not consider Mr. Patterson to be independent). Although NASDAQ rules generally require a compensation committee to be wholly independent, there is an exception which may be claimed for up to two years that allows one member of a company’s compensation committee to be non-independent. We believe we are eligible for this exception. For further information on this exception, please refer to our discussion under the heading “Committees of the Board of Directors — The Executive Compensation Committee.” Consequently, we believe we are fully compliant with NASDAQ’s corporate governance requirements as they apply to the Executive Compensation Committee. Moreover, if the directors nominated for office at the Annual Meeting are elected by the shareholders, a majority of our Board of Directors will consist of independent directors, and we would at that time be fully compliant with NASDAQ’s corporate governance rules.

DIRECTOR INDEPENDENCE

The Board determined that each of Messrs. Cohen, Gerard, Mandel, Rhode and Yingling qualify as an “independent director” under the applicable NASDAQ listing standards and in the Company’s Corporate

Governance Guidelines. The term of Mr. Mandel expires at this Annual Meeting, and he will not continue as a director after the Annual Meeting. The Board also determined that Dr. Bienen, a nominee for director, also qualified as an “independent director”. In considering Dr. Bienen’s independence, the Directors Committee and the Board reviewed the fact that while Dr. Bienen was President of Northwestern University, Mr. Gleacher, our CEO and Chairman, served on the Board of Trustees of Northwestern University. In addition, the Board was apprised of the fact that Mr. Gleacher has made numerous and substantial charitable contributions to Northwestern University, including a contribution to Northwestern University that was allocated to the Northwestern School of Music, which now bears the Bienen name. The Committee and Board also noted that, as Dr. Bienen is no longer an executive officer of Northwestern University, and Mr. Gleacher’s charitable support of Northwestern University was made by Mr. Gleacher in his personal capacity, rather than by the Company, Dr. Bienen would not be disqualified as an independent member of the Board of Directors for purposes of the NASDAQ rules. After deliberation of these facts and the fact that Mr. Gleacher’s history of charitable support of Northwestern University has spanned a long period of time, and is reflective of and motivated by Mr. Gleacher’s appreciation for the education he received from such institution, the Board determined that Dr. Bienen satisfies applicable independence standards.

COMMITTEES OF THE BOARD OF DIRECTORS

As described above, the Board of Directors has three standing committees: the Audit Committee, the Executive Compensation Committee and the Committee on Directors and Corporate Governance, each of which operates under a written charter that has been approved by the Board. Each of these charters, as well as our Corporate Governance Guidelines, is posted on our website at www.bpsg.com under the heading “About Us — Corporate Governance.”

The Audit Committee

The Audit Committee operates pursuant to a written charter that the Committee and the Board reviews each year to assess its adequacy. Our Audit Committee assists the Board of Directors in fulfilling its responsibility to:

•	oversee the integrity of the Company’s financial reporting process, including the financial reports and other financial information provided by the Company to its shareholders, any governmental or regulatory body and the public, or other uses thereof;

•	assess and, where necessary or desirable, provide for the improvement of the Company’s systems of internal accounting and financial controls;

•	provide for the annual independent audit of the Company’s financial statements;

•	evaluate the external auditor’s (the “Independent Auditor”) qualifications and independence;

•	assess and, where necessary or desirable, provide for the improvement of the Company’s legal and regulatory compliance practices and policies; and

•	oversee the Company’s management of market, credit, liquidity and other financial and operational risks.

In addition, the Audit Committee has the sole authority and responsibility to appoint, retain (subject to such shareholder ratification as the Company deems desirable), compensate, evaluate and, where appropriate, terminate the Independent Auditor. The Audit Committee also pre-approves all audit, audit-related, tax and other services, if any, to be provided by the Independent Auditor and also prepares the Audit Committee report required by the rules of the SEC for inclusion in the Company’s annual proxy statement.

Currently, the Audit Committee is comprised of Messrs. Yingling, who serves as Chair, Gerard, Mandel and Rohde. Each member of the Audit Committee is an “independent director” as defined in the NASDAQ listing standards and is independent within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s Corporate Governance Guidelines. The Board

has determined that all Audit Committee members are financially literate in accordance with the NASDAQ listing standards. Messrs. Yingling, Mandel and Rohde are each qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act, and the Board has determined that they have accounting and related financial management expertise within the meaning of the NASDAQ listing standards. The term of Mr. Mandel expires at this Annual Meeting, and he will not continue as a director after the Annual Meeting. The Audit Committee met ten times during 2009.

The Audit Committee is also responsible for overseeing the investigation of any reports made under the Company’s Procedures for Reporting Violations of Compliance Standards (the “Reporting Policy”). The full text of the Reporting Policy is available on our website at www.bpsg.com under the heading “About Us — Corporate Governance.”

The Audit Committee’s procedures for the pre-approval of the audit and permitted non-audit services are described herein under the heading “Proposal No. 5 — Ratification of Selection of Independent Registered Public Accounting Firm — Audit Committee Pre-Approval Policy.”

The Executive Compensation Committee

The Executive Compensation Committee operates pursuant to a written charter adopted by the Board. The Executive Compensation Committee’s primary purpose is to discharge the responsibilities of the Board relating to compensation, such as:

•	designing, implementing and reviewing executive compensation plans, policies and programs so as to attract and retain executive officers in a reasonable and cost-effective manner, motivate their performance in the achievement of the Company’s business objectives and align their interests with the long-term interests of the Company’s shareholders; and

•	overseeing generally any other material compensation arrangements applicable to key business employees who are not executive officers.

In carrying out its responsibilities, the Committee:

•	develops and approves periodically general compensation policies and salary structures for executive officers of the Company;

•	reviews and approves base salaries, salary increases and incentive compensation for, and perquisites offered to, executive officers;

•	reviews and supervises cash-based, equity-based and other incentive compensation plans; and

•	reviews and supervises, in coordination with management, the overall compensation policies of the Company.

In addition, the Executive Compensation Committee also prepares its report regarding Compensation Discussion and Analysis included in our proxy statements or annual reports on Form 10-K as required by the rules and regulations of the SEC. The Executive Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate. During 2009, the Committee met 13 times.

The Executive Compensation Committee has the authority to retain and terminate compensation consultants to assist in the evaluation of executive officer compensation, including sole authority to approve the consultants’ fees and other retention terms. The Executive Compensation Committee also has authority to obtain advice and assistance from any officer or employee of the Company or any outside legal expert or other adviser. In 2009, the Committee retained a compensation consultant, Frederic W. Cook & Co., Inc. (“Cook & Co.”), to assist the Committee in fulfilling its responsibilities. The services that Cook & Co. performed for the Company were related to executive compensation and were primarily in support of decision-making by the Committee. No other services were provided by Cook & Co.

The Executive Compensation Committee is currently comprised of Mr. Gerard, who joined the Board and the Committee in April 2009 and was at that time elected Chair of the Committee, Mr. Cohen, Mr. Patterson and Mr. Rohde. Messrs. Gerard, Cohen and Rohde qualify as “independent directors” under the applicable NASDAQ listing standards. Mr. Patterson is the Chairman of MatlinPatterson Global Advisors LLC, an entity affiliated with MatlinPatterson, which in addition to being one of our largest shareholders, has engaged in commercial transactions with us. Consequently, Mr. Patterson is not considered an independent director.

Mr. Patterson has been a member of our Executive Compensation Committee since July 2009. From our recapitalization in 2007 to June 2009, our “controlled company” status under the NASDAQ rules exempted us from the NASDAQ requirement that each member of our Executive Compensation Committee be independent. Since we are no longer a “controlled company,” we must comply with the NASDAQ requirements within the required phase-in period. However, under NASDAQ Rule 5605(d)(3), a NASDAQ-listed company is permitted to have, under limited and exceptional circumstances, one non-independent director on its compensation committee if the board determines that such membership is in the best interests of the shareholders and the Company. We are applying this exemption to Mr. Patterson. Mr. Patterson’s experience as an executive officer of other financial institutions has provided him with valuable insight as to the workings of compensation arrangements. In addition, Mr. Patterson joined the Board during the Company’s restructuring and repositioning of its business and as such, Mr. Patterson brings valuable historical context and continuity to compensation deliberations. Furthermore, given Mr. Patterson’s relationship with MatlinPatterson, the Board believes that his interests will be closely aligned to those of the Company’s shareholders. As such, the Board has determined that not having Mr. Patterson on the Executive Compensation Committee would be detrimental to our shareholders and the Company and that keeping Mr. Patterson on the Executive Compensation Committee is in the best interests of our shareholders and the Company. In accordance with NASDAQ rules, Mr. Patterson will not serve as a non-independent member of the Executive Compensation Committee for longer than two years.

The Committee on Directors and Corporate Governance

The Committee on Directors and Corporate Governance (the “Directors Committee”) operates under a written charter adopted by the Board and is guided by the Company’s Corporate Governance Guidelines. Responsibilities of our Directors Committee include:

•	assisting the Board of Directors in developing and implementing policies and procedures intended to assure that the Board, including its standing committees, will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders on an ongoing basis;

•	assisting the Board in identifying individuals qualified to become Board members and to recommend director nominees for election; and

•	periodically reviewing the Company’s Corporate Governance Guidelines.

The Directors Committee is comprised solely of “independent directors” under applicable NASDAQ listing standards. Currently, the members of the Directors Committee are Mr. Rohde, who serves as Chair, Mr. Cohen, Mr. Gerard and Mr. Mandel. The term of Mr. Mandel expires at this Annual Meeting, and he will not continue as a director after the Annual Meeting. The Directors Committee held four meetings during 2009.

In identifying and recommending nominees for positions on the Board of Directors, the Directors Committee is guided by prescribed criteria set forth in the charter of the Directors Committee and in our Corporate Governance Guidelines. These criteria include, among other things, independence, judgment, business experience, skills and availability. The Directors Committee also takes into account diversity of viewpoints, backgrounds, experiences and other relevant demographics. In determining whether to recommend a director for reelection, the Directors Committee considers past attendance at meetings and contribution to the activities of the Board and its committees. The Directors Committee also takes into consideration annual self-assessments conducted by the Board and each of its committees to evaluate board performance and identify personal characteristics that could contribute to the Board’s effectiveness. These criteria are not applied in a formulaic manner and are not necessarily given equal weight with respect to each candidate. Rather, the Directors Committee considers these criteria in the context of current board composition and the perceived needs of the Company at the time.

The Company does not have a formal policy with respect to diversity, although diversity of viewpoint, background and experiences is a factor considered when evaluating director candidates.

The Directors Committee does not have a separate policy for director recommendations by shareholders, as they would be reviewed in the same manner as those made by the Directors Committee. To recommend a prospective nominee for the Directors Committee’s consideration, shareholders should submit the candidate’s name and qualifications in writing to the following address: Broadpoint Gleacher Securities Group, Inc., 1290 Avenue of the Americas, New York, NY 10104, Attn: Corporate Secretary.

BOARD OVERSIGHT OF RISK MANAGEMENT

Management is responsible for the day-to-day management of risk, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.

The Audit Committee has been designated to take the lead in overseeing risk management at the board level and is responsible for overseeing the Company’s management of market, credit, liquidity, funding, operational, legal and reputational risks. In this capacity, the Audit Committee defines and prioritizes risks and evaluates the adequacy of the Company’s policies and procedures designed to respond to and mitigate risks. The Audit Committee also oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements and discusses policies with respect to risk assessment and risk management. In this role, the Audit Committee receives reports from senior management and our Internal Audit, Compliance and Legal departments on a periodic basis. The Audit Committee receives these reports and reports to the full Board.

In addition, the Board, as a whole and through its committees, considers the risks within its areas of responsibilities. For example, the full Board is involved in any strategic, operational and reputational risks and exposures; major litigation and regulatory exposures and other matters that may present material risk to the Company’s operations, plans, prospects or reputation; acquisitions and divestitures and senior management succession planning. The Committee on Directors and Corporate Governance assesses risks and exposures related to corporate governance, director succession planning, board organization, membership and structure. The Compensation Committee is also involved in assessing the risks associated with executive compensation programs and arrangements, including incentive plans and the Company’s compensation practices and policies generally.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has a Code of Business Conduct and Ethics (the “Code”) applicable to all employees of the Company and members of the Board of Directors. The Code is available on the Company’s website at www.bpsg.com. The Company intends to satisfy the disclosure requirements regarding any amendments or waivers to its Code by filing Current Reports on form 8-K with the SEC.

SHAREHOLDER COMMUNICATION WITH DIRECTORS

Shareholders may send communications to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors at the following address: Broadpoint Gleacher Securities Group, Inc., 1290 Avenue of the Americas, New York, NY 10104, Attn: Corporate Secretary. Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

The following table sets forth, for the fiscal year ended December 31, 2009, certain information regarding the compensation of (i) each person who was a non-employee director of the Company (the “Non-Employee Directors”) in 2009 and (ii) George C. McNamee, who served as an employee director of the Company at the time of his resignation in April 2009. Compensation information with respect to Messrs. Fensterstock, Gleacher and McNierney, each of whom served as a director of the Company in 2009, is discussed below under the heading “Compensation of Executive Officers.”

	Fees Earned
	or Paid	Stock	Option	All Other
	in Cash	Awards	Awards	Compensation	Total
Name	($)(1)	($)(2)	($)(2)	($)	($)

Marshall Cohen	—	—	100,104	—	100,104
Robert A. Gerard	—	19,165	140,138	—	159,303
Victor Mandel	79,583	74,999	—	—	154,582
Mark R. Patterson	—	—	—	—	—
Christopher R. Pechock	—	—	—	—	—
Frank S. Plimpton	8,333	124,998	—	—	133,331
Bruce Rohde	—	—	115,118	—	115,118
Robert S. Yingling	104,167	74,999	—	—	179,166
Dale Kutnick*	14,583	—	—	—	14,583
George C. McNamee**	—	—	—	—	—

*	Mr. Kutnick did not stand for reelection to the Board after his term expired at the Company’s 2009 Annual Meeting.

**	Resigned effective April 16, 2009.

(1)	Amounts in this column include both cash fees earned by Non-Employee Directors during 2009 as well as cash fees paid in 2009 relating to service on the Board in 2008. In accordance with the Company’s non-employee director compensation practice effective as of the 2009 annual meeting, non-employee directors could elect to receive their retainers in the form of cash, restricted stock or options. Messrs. Mandel and Yingling elected to receive their retainers in cash with respect to the twelve months subsequent to the 2009 Annual Meeting ($65,000 and $75,000, respectively). Messrs. Kutnick, Mandel and Yingling received cash fees in 2009 ($14,583, $14,583 and $29,167, respectively) with respect to services on the Board from October 2008 through the 2009 Annual Meeting. In addition, Mr. Plimpton received during 2009 a pro-rated cash retainer in the amount of $8,333 for the period from January 2009 through the 2009 Annual Meeting. Each of these cash payments is reflected in the table above.

(2)	Amounts set forth in the Stock Awards and Option Awards columns represent the grant date fair value of awards made by the Company in fiscal year 2009. Grant date fair value has been determined in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 “Compensation — Stock Compensation” (“ASC 718”). A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2009 may be found in Note 17 of the Company’s consolidated financial statements for fiscal year 2009 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The amounts in these columns include: (1) annual grants of $25,000 in restricted stock with respect to services on the Board from October 2008 through the 2009 Annual Meeting to Messrs. Mandel, Yingling and Plimpton; (2) annual grants of $50,000 in either restricted stock or stock options at the election of the director with respect to services on the Board for the 12 months subsequent to the 2009 Annual Meeting to Messrs. Cohen, Gerard, Mandel, Plimpton, Rohde and Yingling; and (3) equity awards made to directors who elected to receive their retainers with respect to the 12 months subsequent to the 2009 Annual Meeting in restricted stock or options as follows: Mr. Cohen, $50,000 in stock options; Mr. Gerard, $90,000 in stock options; Mr. Plimpton, $50,000 in restricted stock, and Mr. Rohde, $65,000 in stock options.

The Company’s practice in 2008 with regard to Non-Employee Directors was to pay each Non-Employee Director an annual retainer consisting of $25,000 in cash and to grant each Non-Employee Director $25,000 in restricted stock, with the Chair of the Audit Committee receiving an additional $25,000 in cash. Effective as of the 2009 Annual Meeting, the Company changed its policy with respect to Non-Employee Director compensation. Under the new policy, the Company pays Non-Employee Directors an annual cash retainer of $50,000, an additional annual cash retainer of $25,000 to the Chair of the Audit Committee and the Chair of the Executive Compensation Committee and an additional annual cash retainer of $15,000 to each member of the Audit Committee (other than the Chair). The directors may elect to receive their retainers in the form of stock options or restricted stock rather than cash. The Company also grants to Non-Employee Directors either an award of stock options worth $50,000 (as determined by the Board) or $50,000 of restricted shares as elected by the Non-Employee Director. Directors who are not Non-Employee Directors do not receive any compensation for their service as members of the Board.

In connection with the annual review of director compensation by the Directors Committee, the vesting terms of the Non-Employee Director restricted stock awards and stock options under the Company’s 2003 Non-Employee Directors Stock Plan were reviewed. Based on this review and discussions with Cook & Co., it was concluded that the historic practice of a multi-year vesting schedule for Non-Employee Director equity awards was not consistent with the general purpose of annual director compensation and should be reconsidered. Upon review of the practices at other financial institutions, it was determined that the Company’s practice was uncommon and should be altered to provide for a vesting schedule that more closely reflected the annual nature of the director compensation. In March 2010, the Directors Committee recommended to the Board, and the Board approved, the following vesting schedules, to be applied retroactively to previously granted Non-Employee Director equity awards and to all future Non-Employee Director equity awards:

•	stock options to purchase shares of Company common stock vest in twelve equal monthly installments from their original date of grant; and

•	awards of restricted stock (or restricted stock units to the extent available under the Director Stock Plan) vest with respect to 50% of the underlying shares of common stock on the date that is six months from their date of grant and with respect to the remaining 50% of the underlying shares of common stock in six equal monthly installments on each monthly anniversary of their date of grant occurring during the seventh through twelfth months following their date of grant.

The application of the foregoing vesting schedules to previously granted awards resulted in the immediate vesting of some awards (or portions thereof) and will result in other awards vesting more quickly than under the original multi-year schedule. The Directors Committee is continuing to review the other elements of the director compensation program with the assistance of the consultants from Cook & Co.

COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers:

			Executive
			Officer
Name	Age	Position	Since

Eric J. Gleacher(1)	69	Chairman and Chief Executive Officer	2009
Peter J. McNierney(1)	44	President and Chief Operating Officer	2007
Jeffrey H. Kugler	50	Acting Chief Financial Officer	2010
Patricia Arciero-Craig	42	General Counsel	2007

(1)	Biographical information for Mr. Gleacher and Mr. McNierney is set forth under the heading “Discussion of Proposals — Proposal No. 1 — Election of Directors.”

Lee Fensterstock served as our Chief Executive Officer during 2009 and resigned February 21, 2010. Robert I. Turner served as our Chief Financial Officer during 2009 and resigned March 31, 2010. In accordance with the rules of the SEC, compensation information for Messrs. Fensterstock and Turner is included herein.

JEFFREY H. KUGLER has been Controller and Chief Operations Officer of Broadpoint Capital, Inc., a subsidiary of the Company, since March 2008 and was appointed Acting Chief Financial Officer of the Company in March 2010. Mr. Kugler has over 20 years of experience in the securities and financial services industries. From 2003 to 2007, Mr. Kugler worked at Pershing LLC (a subsidiary of the Bank of New York Mellon), the largest correspondent services and clearance corporation, as a vice president of their account management group. From 1996 to 2002, Mr. Kugler worked at Gruntal & Co., LLC, a full service independent broker dealer, in various capacities, serving as Corporate Controller, Chief Administrative Officer of Capital Markets and a member of the firm’s credit committee. From 1995 to 1996, Mr. Kugler was responsible for broker dealer reporting at Prudential Securities Incorporated. From 1989 to 1995, Mr. Kugler was a Divisional Vice President at PaineWebber Incorporated, serving in a variety of financial management positions in finance, regulatory reporting and merchant banking. Mr. Kugler received his B.A. from Rutgers University and is a registered C.P.A. in the states of New York and New Jersey.

PATRICIA ARCIERO-CRAIG joined the Company in 1997. She has been General Counsel and Secretary of the Company and Broadpoint Capital, Inc. since 2007. From 2003 to 2007, Ms. Arciero-Craig served as Deputy General Counsel of Broadpoint Capital and, prior to 2003, she served as Associate General Counsel. Prior to joining Broadpoint Capital in 1997, she was an attorney with the law firm of Harris Beach PLLC, where she practiced in the fields of commercial litigation, bankruptcy and restructuring. Ms. Arciero-Craig received a JD from Albany Law School of Union University and a Bachelor of Arts degree from Fairfield University. Ms. Arciero-Craig is a member of the Securities Industry and Financial Markets Association.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes the material elements of our executive compensation program for 2009 relating to the Company’s executive officers who are named in the tables below and who are referred to as our “named executive officers” or “NEOs.” The Executive Compensation Committee is responsible for approving all compensation awarded to our NEOs.

Since 2007, we have substantially repositioned our business by raising capital, eliminating underperforming or non-strategic businesses, reducing costs and hiring or acquiring high-potential business units. During that time, our leadership executed a strategy of controlled growth through a series of acquisitions and financing transactions. These transactions have transformed the Company dramatically. In 2009, under the management of our NEOs, the Company continued to pursue this strategy with a focus on further integrating, utilizing and developing the new Company platform that resulted from this restructuring. Despite difficult and uncertain market conditions, our financial results improved from the prior year, and we have compensated our NEOs under our pay-for-performance philosophy accordingly.

Compensation Philosophy and Objectives

The Company’s compensation practices are predicated on a pay-for-performance philosophy. The compensation philosophy is determined by the Executive Compensation Committee and is designed to:

•	reward Company and individual performance;

•	provide for long-term incentives and retention;

•	align the compensation of our NEOs with the Company’s financial performance and related changes in shareholder value; and

•	allow us to attract and retain key talent in a competitive environment.

Review and Process

The Executive Compensation Committee reviewed all compensation elements awarded to NEOs in 2009.

The Executive Compensation Committee determines the overall compensation package for each NEO. Other than with respect to Mr. Fensterstock, whose 2009 compensation was determined in accordance with the terms of an employment agreement and related amendments thereto, in determining the 2009 compensation of the NEOs, the Executive Compensation Committee considered the following factors:

•	the individual roles and responsibilities of each NEO;

•	the degree to which the Company achieved strategic and financial goals for the year;

•	the degree to which each executive officer achieved his or her individual goals for the year;

•	how each NEO contributed to our overall financial and operational performance;

•	the prevailing macro-economic conditions;

•	any employment agreement or other relevant contractual obligation;

•	historic compensation paid to our NEOs; and

•	data describing competitors’ pay practices, as provided by an independent compensation consultant.

As part of the review process, the CEO considers each NEO’s performance and provides a compensation recommendation for each NEO, other than himself, to the Executive Compensation Committee. The CEO does not make recommendations with respect to his own compensation, but he does evaluate his own performance for the year and present a summary of accomplishments to the Executive Compensation Committee. The Executive Compensation Committee considers the CEO’s recommendations in determining compensation of each of the other NEOs and makes the ultimate decisions regarding their compensation.

The Executive Compensation Committee believes that there are multiple, dynamic factors that contribute to success at an individual and business level. The Executive Compensation Committee therefore has avoided adopting strict formulas and has relied primarily on a discretionary approach that allows the Executive Compensation Committee to set executive compensation levels on a case-by-case basis taking into account all relevant factors, other than in the case of Mr. Fensterstock’s 2009 annual incentive award, as described below.

Role of Independent Compensation Consultant

In 2009, the Executive Compensation Committee engaged Cook & Co. as its independent executive compensation consultant. In this capacity, Cook & Co. provides competitive data on market compensation levels and practices, and also assists the Executive Compensation Committee in the design of variable incentives, including cash and equity-based annual and long-term incentive awards. Cook & Co. also assists the Executive Compensation Committee with issues related to indirect compensation, such as employment agreements and severance compensation. Representatives of Cook & Co. attend meetings of the Executive Compensation Committee upon request. Cook & Co. has no other financial relationships with the Company and works with management only at the request of the Executive Compensation Committee to obtain data and other information necessary to its activities in advising and supporting the Committee.

Peer Group Companies

To provide competitive context to the Executive Compensation Committee, in 2009, Cook & Co. analyzed executive compensation levels and incentive program structures and design within a peer group of similarly sized, publicly traded investment banking and brokerage firms. Cook & Co. determined the membership of the peer group with input from the Executive Compensation Committee and management. The peer group consisted of the following companies:

Cowen Group	KBW
Evercore Partners	Knight Capital
FBR Capital Markets	Lazard Ltd.
Greenhill & Co.	Piper Jaffray
Jefferies Group	Thomas Weisel Partners
JMP Group

At the time Cook & Co. conducted this competitive analysis, relative to the peer group, the Company ranked near the median in annual revenues and market capitalization, above median in total assets, above the 75th percentile in net income during the previous four quarters and below the 25th percentile in number of employees.

Cook & Co.’s analysis of executive compensation examined the following:

•	all components of total direct compensation (base salary, annual incentives and long-term incentives) for the named executive officers among the peer companies over the most recently reported five years;

•	the equity carried interest levels (i.e., stock ownership as a percent of outstanding common shares) for the named executive officers among the peer companies;

•	the design features of annual and long-term incentive programs of the peer companies;

•	compensation and benefits expense as a percent of peer company net revenue;

•	Company performance versus the peers on a variety of bases; and

•	the aggregate annual share usage, potential share dilution, and economic cost of annual long-term incentive awards as a percent of each peer company’s market capitalization and revenue.

The Executive Compensation Committee reviewed the peer group data provided by Cook & Co. to gain an understanding of market practices with regard to the design and magnitude of executive compensation. However, the Executive Compensation Committee did not use this information to directly determine specific compensation levels, nor did it target a specific percentile positioning versus the peers for NEO compensation. The Executive Compensation Committee considered Cook & Co.’s competitive analysis together with all other factors discussed in this Compensation Discussion & Analysis.

Compensation Elements

Our compensation package for our NEOs focuses on the following principal elements:

•	base salary;

•	cash bonuses; and

•	long-term equity incentives.

We believe that the compensation of our NEOs should be structured to link the executives’ financial reward directly to their performance and the performance of the Company as a whole, or, as the case may be, to the performance of the business units they lead.

A large portion of total compensation paid to our NEOs has historically been delivered in the form of incentive compensation (cash and equity) based upon our annual financial and operational performance and upon each NEO’s performance. This practice is intended to ensure that fixed costs remain low and that overall compensation varies significantly from year to year to reflect the Company’s overall financial performance.

Base Salaries.  Base salaries at the Company are predominantly market-driven because they typically are set at levels that the Executive Compensation Committee believes are generally competitive with those of executives in similar positions at comparable financial services companies. Base salaries occasionally are raised as a reward for superior performance or as a means to attract or retain necessary executive talent. The base salaries of Messrs. Fensterstock, Gleacher, McNierney and Turner for 2009 were agreed upon in their employment agreements. Ms. Arciero-Craig’s salary in 2009 remained unchanged from the prior year.

Cash Bonuses.  Cash bonuses are intended to reward successful achievement of objectives over the course of the applicable fiscal year. With the exception of the bonus paid to our Chief Executive Officer for 2009, bonuses for our NEOs are not based on specific formulas, but rather are dependent on the discretion of the Executive Compensation Committee, which considers all of the factors described above under the heading “Review and Process.”

Long-Term Equity Incentives.  Equity-related grants are designed to focus executives on long-term Company performance, to support continued tenure and to ensure that realized compensation is tied to changes in shareholder value. Each of the NEOs received equity incentives in recognition of their efforts and performance during 2009. As a result, the predominant portion of our executive officers’ compensation is directly related to short- and long-term corporate performance and changes in shareholder value. These awards are granted under our 2007 Incentive Compensation Plan (the “ICP”). The ICP was approved by shareholders initially on September 21, 2007, and was subsequently amended and restated in 2009.

For 2009, our long-term equity incentives were delivered in restricted stock units (“Equity-based Awards”). The Executive Compensation Committee approves all Equity-based Awards made to executive officers. Equity-based Awards generally are granted as of the date of approval, although the restricted stock units granted in respect of the 2009 annual incentive awards were granted on a future date and based on a 30 trading day average price as described below under the heading “Annual Incentive Awards in Respect of 2009 Performance.” For 2009, the Executive Compensation Committee made Equity-based Awards to the NEOs on three bases: (a) outright grants of restricted stock units that were intended to ensure an appropriate level of unvested direct ownership; (b) grants of restricted stock units pursuant to existing employment agreements with the NEOs, as applicable; and (c) as a form of payment of annual bonuses to reflect 2009 Company and individual performance for the fiscal year. Outright grants were intended to support retention-related objectives and to ensure that an executive’s overall level of equity ownership was reasonably aligned with typical market practice.

Equity-based Awards that were made as a form of payment to reflect 2009 performance were delivered in the form of restricted stock units (“RSUs”), which vest in equal installments at each of the first three anniversaries following the grant date (although the vested shares generally are not delivered until the third anniversary of the date of grant). By paying a portion of earned annual bonuses in the form of RSUs, executives are held accountable for the long-term impact of their short-term decisions because the ultimate realized value of annual bonus compensation depends on both short-term and long-term performance. To ensure that executives with the highest degree of responsibility to shareholders are held most accountable for changes in shareholder value, the portion of the annual bonus delivered in RSUs varies with each NEO’s level of responsibility. Actual allocation between cash awards and RSUs is not predetermined, but rather is addressed by the Executive Compensation Committee annually to reflect a variety of considerations, such as the size of the total award, each NEO’s stock ownership level and the views of our Chief Executive Officer and the Executive Compensation Committee at that time.

In addition, pursuant to their respective employment agreements, on each of January 1, 2009 and 2010 and on June 30, 2009, Mr. Fensterstock was awarded 250,000 restricted stock units and Mr. McNierney was awarded 125,000 restricted stock units.

Employment Agreements

Messrs. Gleacher and McNierney each have an employment agreement with the Company. These arrangements are intended to attract and retain qualified executives who may have other employment alternatives that may appear to them to be less risky absent these arrangements. Ms. Arciero-Craig does not have an employment agreement with us, but has entered into a non-compete and non-solicit agreement with us. Please see “Narrative Disclosure and Employment Agreements” below for more information.

Amendment to Mr. Fensterstock’s Employment Agreement.  In the spring of 2009, the Executive Compensation Committee commenced discussions with Mr. Fensterstock regarding the compensation arrangements currently in place for him, including his equity awards and annual bonus incentive structure. After extensive discussion, negotiation and deliberation, the Executive Compensation Committee agreed that (1) Mr. Fensterstock’s equity ownership interest in the Company should be increased through the grant of a restricted stock unit award in order to bring his total equity stake in the Company to approximately 5% (a level the Executive Compensation Committee considered appropriate for a “founding CEO”) and (2) Mr. Fensterstock’s 2009 annual incentive formula should be based on a percentage of the Company’s pre-tax income before bonuses to the Company’s NEOs and that the percentage should increase with increases in pre-tax return on equity for the year. The Executive Compensation Committee concluded that these two distinct approaches to Mr. Fensterstock’s incentive compensation arrangements provided an incentive structure that appropriately balanced the long- and short-term growth of the Company and further aligned Mr. Fensterstock’s interests with those of the Company’s shareholders. These discussions resulted in an amended employment agreement with Mr. Fensterstock, effective August 21, 2009, which generally provided for (a) a 2009 annual incentive award (payable in a combination of cash and RSUs) based on a formula described under the heading “Annual Incentive Awards in Respect of 2009 Performance — Performance of NEOs — Mr. Fensterstock,” and (b) the grant of RSUs in respect of 832,147 shares of the Company’s common stock, generally vesting in three equal annual installments.

When negotiating and finally determining to enter into the 2009 amendment, the Executive Compensation Committee considered a variety of factors, in addition to the goal of retaining Mr. Fensterstock’s continued services at that time. The primary factors considered were:

•	Mr. Fensterstock’s equity ownership in the Company taking into account his role as a Company founder and his significant efforts in transforming the Company;

•	Mr. Fensterstock’s individual efforts, including leading our transition to a full service investment bank in 2009, coordinating and leading efforts in respect of our underwritten equity offering, and building on the platform that he helped establish in 2008;

•	the Company’s overall performance, including significant year-over-year growth in revenues and net income;

•	the goal of having a balance between short and long-term incentive compensation;

•	Mr. Fensterstock’s total compensation opportunity and his equity ownership position relative to the historic compensation paid to the chief executive officers of our peer companies; and

•	Mr. Fensterstock’s leadership and role in improving the Company’s staffing and infrastructure and our performance relative to our peers.

Separation Letter with Mr. Fensterstock.  On February 21, 2010, the Company and Mr. Fensterstock reached a mutual agreement under which Mr. Fensterstock resigned as a director and Chief Executive Officer of the Company. In connection with his departure, Mr. Fensterstock generally is entitled to 12 months of continued base salary and health care benefits, the outstanding equity award agreements governing Mr. Fensterstock’s outstanding RSUs provide for the continued vesting of such awards and Mr. Fensterstock’s outstanding unvested stock options became immediately exercisable. Pursuant to a letter agreement governing his separation, Mr. Fensterstock may not compete with the Company for twelve months following his employment termination date, subject to limited exceptions. Mr. Fensterstock’s severance benefits and his rights in connection with the equity incentive awards are conditioned upon his continued compliance with certain post-employment restrictive covenants set forth in his employment agreement and the noncompetition restriction contained in the letter agreement governing his separation. After Mr. Fensterstock’s departure, Eric J. Gleacher assumed the position of Chief Executive Officer in addition to his role as Chairman of the Board of Directors of the Company.

2009 Mid-Year Cash Bonuses

In July 2009, in recognition of the Company’s progress and achievements during the first two quarters of that year, and in anticipation of the strenuous effort and commitment required going forward at a time of change and growth at the Company, it was determined that it would be in the best interests of the Company to acknowledge the efforts and commitment of our employees, including the NEOs. As such, the Company awarded mid-year cash bonuses to our NEOs, other than Mr. Gleacher, who became an NEO on June 5, 2009, upon the closing of the Gleacher Partners acquisition. Messrs. Fensterstock, McNierney and Turner and Ms. Arciero-Craig received mid-year cash bonuses of $787,500, $400,000, $200,000 and $100,000, respectively. In making these determinations, the Executive Compensation Committee took into account the expectation that 2009 performance would exceed performance in prior years.

Annual Incentive Awards in Respect of 2009 Performance

Background.  Annual incentive awards in respect of 2009 performance are comprised of a combination of annual cash bonuses and long-term equity awards as discussed above and described more fully below. To ensure that annual incentive awards for 2009 would be considered performance-based compensation under Section 162(m) (and therefore fully tax-deductible to the Company), the Executive Compensation Committee established a threshold performance goal for each NEO under the ICP. Pursuant to Section 162(m), as a pre-requisite to paying 2009 annual incentive awards to our NEOs, the Company had to achieve net revenues in excess of $100 million. Other than the Section 162(m) threshold goal, in 2009, the Executive Compensation Committee did not predicate the annual incentive awards of our NEOs (other than Mr. Fensterstock) on the achievement of specific corporate objectives, but rather considered the function, responsibilities and contributions of each of our NEOs and exercised substantial discretion in assessing both the contribution potential of each of our NEOs and the extent to which such potential was achieved. As discussed above, Mr. Fensterstock’s 2009 annual incentive award was determined based on the formula set forth in his amended employment agreement, and as such, the Executive Compensation Committee’s discretion was limited to the parameters set forth in the employment agreement amendment.

In 2009, Mr. Fensterstock, as CEO, received the highest compensation among our NEOs. The Executive Compensation Committee believes that the responsibilities and obligations of the CEO, including oversight of business unit performance, execution of strategy, oversight of the other executive officers and the ultimate responsibility for the performance of the Company, are greater than those of any other NEO. For these reasons, among others (as described more fully above under the heading “Employment Agreement — Amendment to Mr. Fensterstock’s Employment Agreement”), the Company entered into an amendment to Mr. Fensterstock’s employment agreement in 2009, which provided Mr. Fensterstock with compensation that significantly exceeded the compensation we paid to any of the other NEOs in 2009.

Following Mr. Fensterstock, Mr. McNierney, the President and Chief Operating Officer (“COO”) of the Company, received the next highest amount of compensation of our NEOs. The Executive Compensation Committee believes that the President and COO, as the NEO largely responsible for implementing the Company’s strategic plans and for oversight of day-to-day operations Company-wide, is generally entitled to be the second highest paid NEO. Mr. McNierney also was very involved in important business development initiatives, including the Gleacher transaction and financing activities during 2009. Mr. Turner and Ms. Arciero-Craig received compensation that was less than that paid to Messrs. Fensterstock and McNierney due largely to the fact that their responsibilities are inherently more limited in the breadth of Company functions for which they are accountable. Mr. Gleacher did not receive a 2009 annual incentive award for the reasons discussed below under the heading “Performance of NEOs — Mr. Gleacher.” While these considerations impacted the 2009 compensation of our NEOs, the Executive Compensation Committee has substantial discretion in setting 2010 compensation and may place greater weight on different criteria in the future.

2009 Annual Incentive Award Determinations.  Set forth below is a description of the actual amounts paid to each NEO for 2009 performance and an explanation of the factors considered by the Executive Compensation Committee in determining those amounts. The awards described below were approved and paid in 2010, in respect of 2009 performance, and consist of a combination of cash payments and RSU grants. In accordance with SEC reporting rules, the cash payments described below, as well as the 2009 mid-year cash bonuses described above, are reflected in the Summary Compensation Table for 2009, but the RSUs granted in 2010 and described below for all NEOs other than Mr. Fensterstock are not reflected in the Summary Compensation Table or the other compensation tables for 2009, but rather will be reported in those tables for 2010. The RSUs granted to Mr. Fensterstock in 2009 are reflected in the Summary Compensation Table and other compensation tables for 2009 because the awards have been determined to be granted in 2009 under ASC 718.

The number of RSUs granted to the NEOs was determined by dividing the total amount of the non-cash portion of the 2009 annual incentive award by the average of the closing sales prices of a share of Company common stock for the 30 consecutive trading days prior to the date of grant. The 30-day average is used to ensure that short-term volatility in share price does not create an artificially high or low number of RSUs when converting from a dollar value to equivalent shares.

Performance of NEOs — Mr. Fensterstock.  As described above, in connection with the 2009 amendment to Mr. Fensterstock’s employment agreement, the Executive Compensation Committee determined that Mr. Fensterstock’s 2009 annual incentive formula should be based on a percentage of the Company’s pre-tax income before bonuses for the Company’s NEOs. The formula, which was based on various levels of pre-tax return on equity (“ROE”), provided for no bonus if ROE was below 8% and a bonus of up to 12% of pre-tax income before bonuses for the Company’s NEOs if ROE exceeded 20%.

Pursuant to the 2009 amendment, the Executive Compensation Committee had the discretion to increase or decrease the amount of Mr. Fensterstock’s 2009 annual incentive award prescribed by the above formula by as much as 20%, again subject to the limits under the ICP. Mr. Fensterstock’s 2009 annual incentive award was payable in an equal combination of cash and RSUs, except that once Mr. Fensterstock’s cash compensation for 2009 (based on the cash component of his annual incentive award, his base salary and his mid-year bonus) reached $3.5 million, the balance of his 2009 award would be paid in RSUs. The purpose of this approach was to ensure that the majority of Mr. Fensterstock’s compensation was delivered in the form of Equity-based Awards that were tied to a multi-year vesting schedule and that would fluctuate in value based on changes in stock price.

In 2009, we achieved a pre-tax return on equity of 28.83% and pre-tax net income before NEO bonuses of $67.6 million. The formula described above produced a 2009 fiscal year annual incentive award target of $8.1 million. The Executive Compensation Committee determined to grant Mr. Fensterstock a 2009 annual incentive award valued at $6,362,500, consisting of a $2,362,500 cash bonus and $4,000,000 of RSUs (with a grant date fair market value of $3,755,292). The Executive Compensation Committee’s decision to reduce the award from the target amount was based on three factors: a reduction in the rate of earnings growth in the 4th quarter, the decline in the Company’s share price over the same period and the fact that Mr. Fensterstock had received a substantial mid-year cash bonus.

Performance of NEOs — Mr. McNierney.  As described under the heading “Annual Incentive Awards in Respect of 2009 Performance — Background” above, other than with respect to the threshold goal that was required to be met in order for the NEOs to be eligible for 2009 annual incentive awards, the Executive Compensation Committee did not establish a specific formula to determine the level of 2009 annual incentive awards for Mr. McNierney. To determine Mr. McNierney’s 2009 annual incentive award, the Executive Compensation Committee considered the following factors:

•	the recommendation of our Chief Executive Officer;

•	the Company’s overall financial performance;

•	Mr. McNierney’s total cash compensation (including the mid-year bonus) and long-term equity compensation relative to the historic compensation paid to the chief operating officers and second highest paid executive officers of our peer companies; and

•	Mr. McNierney’s individual performance during our 2009 fiscal year, including coordinating and leading efforts in respect of our underwritten equity offering, leading the negotiation of the Gleacher acquisition, coordinating and leading key investment banking transactions and assisting in the coordination and integration of equity/fixed income research relationships with investment banking calling efforts.

The Committee did not establish a specific weighting for each factor, but rather considered all of the factors together. Based on these considerations, the Executive Compensation Committee awarded Mr. McNierney a 2009 annual incentive award valued at $2.48 million, consisting of a $850,000 cash bonus and $1.63 million of RSUs granted in 2010 (with a grant date fair market value of $1.53 million). The Committee determined that approximately 66% of Mr. McNierney’s 2009 annual incentive award should be granted in the form of RSUs.

Performance of NEOs — Ms. Arciero-Craig.  As described under the heading “Annual Incentive Awards in Respect of 2009 Performance — Background” above, other than with respect to the threshold goal that was required to be met in order for the NEOs to be eligible for 2009 annual incentive awards, the Executive Compensation Committee did not establish a specific formula to determine the level of 2009 annual incentive awards for Ms. Arciero-Craig. To determine Ms. Arciero-Craig’s 2009 annual incentive award, the Executive Compensation Committee considered the following factors:

•	the recommendation of our Chief Executive Officer;

•	the Company’s overall financial performance;

•	Ms. Arciero-Craig’s total cash compensation (including the mid-year bonus) and long-term equity compensation relative to the historic compensation paid to the general counsels of our peer companies and general industry practices among comparably-sized companies; and

•	Ms. Arciero-Craig’s individual performance during our 2009 fiscal year, including her role in managing the legal aspects of the Gleacher transaction, the underwritten equity offering and the Lawrence litigation, which was favorably concluded in 2009, as well as managing the Company’s compliance and internal audit departments through a period of substantial Company growth in an environment of increasing regulatory complexity.

As with our other NEOs, the Committee did not establish a specific weighting for each factor, but rather considered all of the factors together. Based on these considerations, the Executive Compensation Committee awarded Ms. Arciero-Craig a 2009 annual incentive award valued at $575,000, consisting of a $350,000 cash bonus and $225,000 of RSUs granted in 2010 (with a grant date fair market value of $211,235). The Committee determined that approximately 39% of Ms. Arciero-Craig’s 2009 annual incentive award should be granted in the form of RSUs.

Performance of NEOs — Mr. Turner.  As described under the heading “Annual Incentive Awards in Respect of 2009 Performance — Background” above, other than with respect to the threshold goal that was required to be met in order for the NEOs to be eligible for 2009 annual incentive awards, the Executive Compensation Committee did not establish a specific formula to determine the level of 2009 annual incentive awards for Mr. Turner. To determine Mr. Turner’s 2009 annual incentive award, the Executive Compensation Committee considered the following factors:

•	the recommendation of our Chief Executive Officer;

•	the Company’s overall financial performance;

•	Mr. Turner’s total cash compensation (including the mid-year bonus) and long-term equity compensation relative to the historic compensation paid to the chief financial officers of our peer companies; and

•	Mr. Turner’s individual performance during our 2009 fiscal year, including Mr. Turner’s efforts in the Gleacher acquisition and our underwritten public offering, his oversight and building of our financial, tax and risk management departments and his role in establishing and launching our new products process.

The Committee did not establish a specific weighting for each factor, but rather considered all factors together. Based on these considerations, the Executive Compensation Committee awarded Mr. Turner a 2009 annual incentive award valued at $1.6 million, consisting of a $600,000 cash bonus and $1,000,000 of RSUs granted in 2010 (with a grant date fair market value of $938,823). The Executive Compensation Committee determined that approximately 62% of Mr. Turner’s 2009 annual incentive award should be granted in the form of RSUs.

Performance of NEOs — Mr. Gleacher.  The Executive Compensation Committee considered Mr. Gleacher’s overall contributions to the Company and the performance of our Investment Banking Division in considering his eligibility for a 2009 annual incentive award. During the period following the closing of the Gleacher acquisition, Mr. Gleacher’s contributions to the Company were substantial and his overall individual performance warranted awarding him a bonus. However, due to the performance of the Investment Banking Division during the period in 2009 following the Gleacher acquisition, prior to the Executive Compensation Committee making a final determination on the matter, Mr. Gleacher advised the Executive Compensation Committee that he had decided to forego a 2009 annual incentive award.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally permits a tax deduction to public corporations for compensation over $1 million awarded in any fiscal year to a corporation’s chief executive officer and certain other highly compensated executive officers only if the compensation qualifies as being performance-based under Section 162(m). We endeavor to structure our compensation policies to qualify as performance-based under Section 162(m) whenever it is reasonably possible to do so while meeting our compensation objectives. For 2009, the annual bonus awards (but not the 2009 mid-year cash bonus) generally were designed to meet the requirements for deductible compensation. Nonetheless, from time to time certain nondeductible compensation may be paid and the Board of Directors and the Executive Compensation Committee reserve the authority to award nondeductible compensation to executive officers in appropriate circumstances. In addition, it is possible that some compensation paid pursuant to certain equity awards that have already been granted may be nondeductible as a result of Section 162(m).

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation of (i) each person who served as Chief Executive Officer during fiscal year 2009, (ii) each person who served as Chief Financial Officer during fiscal year 2009, and (iii) the Company’s three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers as of December 31, 2009 (collectively referred to as the “Named Executive Officers” or the “NEOs”).

								Change in
								Pension
								Value and
								Nonqualified
							Non-Equity	Deferred	All
					Stock	Option	Incentive Plan	Compensation	Other
		Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)		($)(1)	($)(2)(3)	($)(2)	($)	($)(4)	($)		($)

Eric J. Gleacher*	2009	200,577	(5)	—	—	—	—	—	—		200,577
Chairman and Chief Executive Officer
Peter J. McNierney	2009	300,000		1,250,000	682,498	—	—	—	—		2,232,498
President and Chief	2008	300,000		700,000	192,500	699,000	—	—	—		1,891,500
Operating Officer	2007	227,308		—	924,000	—	—	—	12,400	(6)	1,163,708
Robert I. Turner†	2009	250,000		800,000	99,999	—	—	—	—		1,149,999
Chief Financial Officer	2008	198,878	(7)	350,000	828,000	—	—	—	37,570	(6)	1,414,448
Patricia A. Arciero-Craig	2009	250,000		450,000	50,000	—	—	—	—		750,000
Secretary and	2008	241,666	(7)	200,000	196,250	—	—	—	—		649,287
General Counsel	2007	200,000		100,000	115,500	—	—	—	—		415,500
Lee Fensterstock*	2009	350,000		787,500	10,637,782 (8)	—	2,362,500 (9)	—	—		14,137,782
Chief Executive Officer	2008	350,000		1,600,000	576,250	2,330,000	—	—	—		4,856,250
	2007	94,231		—	1,540,000	—	—	—	83,000	(10)	1,717,231

*	Mr. Fensterstock resigned as Chief Executive Officer on February 21, 2010. Mr. Gleacher was appointed Chief Executive Officer on the same date.

†	Mr. Turner resigned as Chief Financial Officer on March 31, 2010.

(1)	Amounts set forth in this column include cash amounts received by each NEO in respect of the 2009 mid-year cash bonuses discussed under the heading “Compensation Discussion and Analysis — Compensation Elements” above, as well as the cash portion of the annual incentive awards for 2009 for each NEO other than Mr. Fensterstock, whose cash portion is addressed in Footnote 9 below.

(2)	Amounts set forth in the Stock Awards and Option Awards columns represent the grant date fair value of awards made by the Company in the respective fiscal years. Grant date fair value has been determined in accordance with ASC 718. A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2009 may be found in Note 17 of the Company’s consolidated financial statements for fiscal year 2009 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Discussions of assumptions used in prior fiscal years may be found in corresponding footnotes for such fiscal years’ consolidated financial statements. Stock awards for Messrs. Fensterstock and McNierney include awards stipulated by their respective 2007 employment agreements and, in accordance therewith, subsequently issued.

(3)	Except for Mr. Fensterstock, Stock Awards granted after the December 31, 2009 fiscal year end are not included in this column. For information regarding stock awards granted after the end of the fiscal year, see the discussion under the heading “Compensation Discussion and Analysis — Annual Incentive Awards in Respect of 2009 Performance.”

(4)	Represents earnings, if any, credited to the accounts of the NEOs under the Company’s nonqualified deferred compensation plans.

(5)	Mr. Gleacher became an employee of the Company on June 6, 2009 following the closing of the Gleacher transaction. The salary reported here represents the salary received in respect of 2009 from that date.

(6)	For fiscal year 2007, includes payment of legal fees of $12,400 in connection with the negotiation of Mr. McNierney’s employment agreement with the Company. For fiscal year 2008, includes a lump-sum payment of legal expenses for Mr. Turner of $18,860 in connection with the negotiation of Mr. Turner’s employment agreement plus a payment to Mr. Turner of $18,710 in tax gross-up payments in connection with the legal expenses.

(7)	Mr. Turner joined the Company on March 31, 2008, and his salary compensation for 2008 reflects the fact that he was not employed with the Company for the full fiscal year. Ms. Arciero-Craig’s salary compensation in 2008 reflects an increased annual rate effective March 2008.

(8)	Includes $3,755,292 in respect of RSUs awarded in 2010, payable for achieving certain performance objectives relating to the 2009 fiscal year as discussed under the heading “Compensation Discussion and Analysis — Annual Incentive Awards in Respect of 2009 Performance” above. This award has been included within the table above as it has been determined to have been granted in 2009 under ASC 718. The amount reported is the actual amount Mr. Fensterstock received based upon the achievement of such performance conditions.

(9)	Represents the cash portion of Mr. Fensterstock’s incentive award payable for achieving certain performance objectives relating to the 2009 fiscal year as discussed under the heading “Compensation Discussion and Analysis — Annual Incentive Awards in Respect of 2009 Performance” above. The amount reported is the actual cash amount Mr. Fensterstock received based upon the achievement of such performance conditions.

(10)	Represents consulting fees paid to Mr. Fensterstock prior to his appointment as Chief Executive Officer.

Jeffrey Kugler was appointed our Acting Chief Financial Officer in March 2010. Mr. Kugler does not have an employment contract with the Company. Mr. Kugler is currently paid a salary of $225,000 per year and is eligible to receive discretionary cash bonuses and equity compensation awards pursuant to the Company’s equity incentive plans.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2009

The following table sets forth information regarding grants of compensation awards made to the Company’s Named Executive Officers during the fiscal year ended December 31, 2009.

											All Other	All Other
											Stock	Option		Grant
											Awards:	Awards:	Exercise	Date Fair
											Number of	Number of	or Base	Value of
		Grant		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity Incentive Plan				Shares of	Securities	Price of	Stock and
		Approval		Incentive Plan Awards			Awards				Stock or	Underlying	Option	Option
	Grant	Date (if		Threshold	Target	Max.	Threshold		Target	Max.	Units	Options	Awards	Awards
Name	Date(1)	different)		($)	($)	($)	($)		($)	($)	(#)(3)	(#)	($/Sh)	($)(1)

Eric J. Gleacher	—	—		—	—	—	—		—	—	—	—	—	—
Peter McNierney	1/1/09	12/18/08	(2)	—	—	—	—		—	—	125,000	—	—	365,000
	2/13/09	02/11/09		—	—	—	—		—	—	51,652	—	—	124,998
	9/21/07	6/16/09	(2)	—	—	—	—		—	—	125,000	—	—	192,500
Robert I. Turner	2/13/09	02/11/09		—	—	—	—		—	—	41,322 (4)	—	—	99,999
Patricia A. Arciero-Craig	2/13/09	02/11/09		—	—	—	—		—	—	20,661	—	—	50,000
Lee Fensterstock	1/1/09	12/18/08	(2)	—	—	—	—		—	—	250,000 (4)	—	—	730,000
	2/13/09	02/11/09		—	—	—	—		—	—	206,611 (4)	—	—	499,999
	9/21/07	6/16/09	(2)	—	—	—	—		—	—	250,000	—	—	385,000
	8/21/09	8/21/09		—	—	—	—		—	—	832,147 (4)	—	—	5,267,491
	8/21/09	1/21/10		—	—	—	3,755,292	(4)(5)	—	—	—	—	—	—

(1)	Reflects grant date and grant date fair value for equity-based awards as determined for financial statement reporting purposes under ASC 718.

(2)	Stock awards to Messrs. Fensterstock and McNierney include those stipulated by their respective 2007 employment agreements and, in accordance therewith, subsequently issued.

(3)	All Stock Awards reported in this column will vest in equal annual installments over a three-year period commencing on grant date.

(4)	In connection with the resignations of Messrs. Fensterstock and Turner, such awards will continue to vest in accordance with the terms set forth in their respective Letter Agreements. For further information, see “Potential Payments upon Termination or Change in Control” below.

(5)	Represents grant date fair market value of 941,176 restricted stock units actually awarded to Mr. Fensterstock in 2010 based on 2009 performance. This award was determined principally based on a contractually stipulated payment formula. See “Compensation Discussion and Analysis — Annual Incentive Awards in Respect of 2009 Performance” above. This award will vest in equal annual installments over a three-year period which commenced on February 11, 2010.

NARRATIVE DISCLOSURE AND EMPLOYMENT AGREEMENTS

The Company has employment agreements with Messrs. Gleacher and McNierney, each of which is discussed below. Ms. Arciero-Craig, our General Counsel, does not have an employment agreement with us. The Company terminated its employment agreements with Mr. Fensterstock as of February 21, 2010 and with Mr. Turner as of March 31, 2010.

Gleacher Employment Agreement.  In connection with the Gleacher transaction, the Company, Broadpoint Capital Inc., Gleacher Partners LLC (“Gleacher Partners”) and Mr. Gleacher entered into an employment agreement that became effective on June 5, 2009 (the “Gleacher Employment Agreement”).

The Gleacher Employment Agreement provides that Mr. Gleacher will be employed for a three-year term commencing on June 5, 2009, automatically extended for one additional year upon the third anniversary of the effective date without any affirmative action, unless either party to the agreement provides at least six (6) months’ advance written notice to the other party that the employment period will not be extended. In addition, during the three-year term, when he is up for election, the Board shall nominate him for election as a member of the Board and he shall serve as Chairman of the Board. Mr. Gleacher is entitled to receive an annual base salary of $350,000 and to participate in the Company’s Investment Banking Division’s annual investment banking bonus pool. Mr. Gleacher is also entitled to receive employee benefits on such basis as is comparable to those provided to other senior employees of the Company, automobile transportation related benefits for business purposes that are no less favorable than those provided to him prior to the Gleacher transaction and reimbursement for all reasonable expenses incurred by him on the same basis as applied to him prior to the Gleacher transaction. Mr. Gleacher is also entitled to tax gross-up payments for any excise taxes he might incur as a result of payments made to him in connection with a change in control.

Mr. Gleacher was appointed Chief Executive Officer on February 21, 2010, upon the resignation of Mr. Fensterstock. For further information regarding the Gleacher Employment Agreement see “Potential Payments Upon Termination or Change in Control” below.

In connection with the Gleacher Employment Agreement, the Company and Mr. Gleacher entered into a non-competition and non-solicitation agreement containing provisions regarding confidentiality, non-solicitation and other restrictive covenants.

McNierney Employment Agreement.  Mr. McNierney is employed by the Company pursuant to an employment agreement, effective as of September 21, 2007 (the “McNierney Employment Agreement”), between the Company and Mr. McNierney. Mr. McNierney is entitled to receive an annual base salary of $300,000 and to participate in the Company’s annual bonus pool. Mr. McNierney is also entitled to receive employee benefits on such basis as is comparable to those provided to other senior executives of the Company and to be reimbursed for all reasonable expenses incurred by him. The McNierney Employment Agreement also provides Mr. McNierney with a grant of restricted stock units in respect of 600,000 shares of the Company’s common stock (10% of which vested on the effective date of the McNierney Employment Agreement and 30% of which vests on each of the first, second and third anniversaries of such effective date, subject to Mr. McNierney’s continued employment with the Company on such dates) as well as subsequent grants of restricted stock units in respect of up to 500,000 shares of common stock, to be made over a period commencing on June 30, 2008 and ending January 1, 2010 (with one-third of each grant vesting on each of the first, second and third anniversaries of the grant date, subject to Mr. McNierney’s continued employment with the Company on such dates). Mr. McNierney is also entitled to tax gross-up payments for any excise taxes he might incur as a result of payments made to him in connection with a change in control under the McNierney Employment Agreement. For further information regarding the McNierney Employment Agreement see “Potential Payments Upon Termination or Change in Control” below.

Turner Employment Agreement.  On March 14, 2008, the Board of Directors appointed Robert I. Turner as Chief Financial Officer of the Company, effective March 31, 2008. In connection with Mr. Turner’s appointment, the Company entered into a letter agreement (the “Turner Employment Agreement”) and a non-compete and non-solicit agreement with him. The Turner Employment Agreement provides that Mr. Turner was entitled to receive a base salary of $250,000 per year and, to the extent he remained employed by the Company, subject to annual reviews for possible increases. Mr. Turner was eligible for annual discretionary bonuses and was entitled to participate in the Company’s standard employee benefit, perquisite and fringe benefit plans, programs and arrangements available to senior officers of the Company. Mr. Turner received 450,000 restricted stock units upon his appointment (20% of which vests on each of the first five anniversaries of such effective date, subject to Mr. Turner’s continued employment with the Company on such dates). The Turner Employment Agreement also provided for the Company’s payment of Mr. Turner’s legal fees in connection with the negotiation and drafting of the Turner Employment Agreement, the non-compete and non-solicit agreement and the restricted stock unit agreement, up to a maximum amount of $25,000.

Mr. Turner resigned from the position of Chief Financial Officer on March 31, 2010. In connection with Mr. Turner’s departure, the Company and Mr. Turner entered into a letter agreement (the “Turner Letter Agreement”) regarding the terms of Mr. Turner’s departure. The Turner Letter Agreement provides that for purposes of the award agreements governing his outstanding restricted stock units, Mr. Turner’s termination of employment will be treated as a termination not for cause. For further information regarding Mr. Turner’s employment agreement and the Turner Letter Agreement, see “Potential Payments Upon Termination or Change in Control” below.

Arciero-Craig Non-Compete and Non-Solicit Agreement.  On September 21, 2007, Ms. Arciero-Craig entered into a non-compete and non-solicit agreement. For further information regarding this agreement see “Potential Payments Upon Termination or Change in Control.” Ms. Arciero-Craig received a base salary of $250,000 in 2009.

Fensterstock Employment Agreement.  The Company entered into an employment agreement with Mr. Fensterstock, effective September 21, 2007 (the “Fensterstock Employment Agreement”), as amended on August 21, 2009. Under the agreement, as amended, Mr. Fensterstock was entitled to receive an annual base salary of $350,000 and to participate in the Company’s annual bonus pool, pursuant to a specific bonus formula for 2009. Based on the 2009 amendment to Mr. Fensterstock’s employment agreement, the Executive Compensation Committee determined that Mr. Fensterstock’s 2009 annual incentive formula should be based on a percentage of the Company’s pre-tax income before bonuses for the Company’s NEOs. The formula, which was based on various levels of pre-tax return on equity (“ROE”), provided for no bonus if ROE was below 8% and a bonus of up to 12% of pre-tax income before bonuses for the Company’s NEOs if ROE exceeded 20%. The Executive Compensation Committee had the right to adjust the dollar amount finally determined pursuant to the foregoing formula up or down by as much as 20%, with any upward adjustment to be subject to certain limits. Any 2009 bonus was to be payable in equal amounts of cash and RSUs, provided that, subject to the applicable annual share limit in the Incentive Compensation Plan, once cash payments in respect of the 2009 bonus reached $3.5 million (including Mr. Fensterstock’s 2009 Base Salary and mid-year bonus), the balance of Mr. Fensterstock’s 2009 bonus would be paid solely in RSUs.

The Fensterstock Employment Agreement, as amended, also provided Mr. Fensterstock with a grant of restricted stock units in respect of 1,000,000 shares of the Company’s common stock (10% of which vested on the effective date of the Fensterstock Employment Agreement and 30% of which vests on each of the first, second and third anniversaries of such effective date, subject to Mr. Fensterstock’s continued employment with the Company on such dates), as well as subsequent grants of restricted stock units in respect of up to

1,000,000 shares of the Company’s common stock, to be made over a period commencing on June 30, 2008 and ending January 1, 2010 (with one-third of each such grant vesting on each of the first, second and third anniversaries of the grant date, subject to Mr. Fensterstock’s continued employment with the Company on such dates). The Fensterstock Employment Agreement, as amended, provided Mr. Fensterstock with an additional grant of restricted stock units in respect of 832,147 shares of the Company’s common stock on August 21, 2009 (with one-third vesting on each of the first, second and third anniversaries of the grant date, subject to Mr. Fensterstock’s continued employment with the Company on such dates). Mr. Fensterstock was also entitled to tax gross-up payments for any excise taxes he incurred as a result of payments made to him in connection with a change in control.

Mr. Fensterstock resigned from the position of Chief Executive Officer on February 21, 2010. Pursuant to a letter agreement (the “Letter Agreement”), Mr. Fensterstock’s resignation was treated by the Company as a termination without cause. For further information regarding the Fensterstock Employment Agreement, as amended, and the Letter Agreement, see “Potential Payments Upon Termination or Change in Control” below.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL YEAR 2009

The following table sets forth information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2009.

	Option Awards						Stock Awards
										Equity		Equity
										Incentive		Incentive
				Equity Incentive						Plan Awards:		Plan Awards:
				Plan Awards:						Number of		Market or Payout
	Number of	Number of		Number of					Market Value	Unearned		Value of
	Securities	Securities		Securities			Number of		of Shares or	Shares, Units		Unearned Shares,
	Underlying	Underlying		Underlying	Option		Shares or Units		Units of Stock	or Other		Units or Other
	Unexercised	Unexercised		Unexercised	Exercise	Option	of Stock That		That Have	Rights That		Rights That
	Options (#)	Options (#)		Unearned	Price	Expiration	Have Not		Not Vested	Have Not		Have Not Vested
Name	Exercisable (1)	Unexercisable (1)		Options (#)	($)	Date	Vested (#)		($)(2)	Vested (#)		($)(2)

Eric J. Gleacher	—	—		—	—	—	—		—	—		—
Peter J. McNierney	52,500	—		—	5.80	10/1/2012	564,985	(3)	2,519,833	—		—
	100,000 (4)	200,000	(4)	—	3.00	12/18/2014	—		—	—		—
	100,000 (4)	200,000	(4)	—	4.00	12/18/2014	—		—	—		—
Robert I. Turner	—	—		—	—	—	401,322	(5)(9)	1,789,896	—		—
Patricia A. Arciero-Craig	3,859	—		—	5.77	4/24/2012	118,161	(6)	526,998	—		—
	3,500	—		—	7.35	11/22/2012	—		—	—		—
Lee Fensterstock	333,333 (4)	666,667	(4)(9)	—	3.00	12/18/2014	2,005,425	(7)(9)	8,944,196	941,176	(8)(9)	4,197,645
	333,333 (4)	666,667	(4)(9)	—	4.00	12/18/2014	—		—	—		—

(1)	A discussion of the assumptions used to value these awards is contained in Note 17 of the footnotes contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(2)	Market Value is computed by multiplying the closing market price of the Company’s common stock at the end of fiscal year 2009 ($4.46) by the number of shares subject to the award.

(3)	In accordance with Mr. McNierney’s employment agreement dated September 21, 2007, on that date Mr. McNierney was granted 600,000 RSUs, of which 10% vested immediately while the remainder vest in equal annual installments over a three-year period. Mr. McNierney’s employment agreement also provides for three additional grants of 125,000 RSUs each on June 30, 2008, January 1, 2009 and June 30, 2009. Each of those grants vest in equal annual installments over a three-year period. Mr. McNierney was also granted 51,652 RSUs on February 13, 2009 which vest in equal annual installments over a three-year period.

(4)	On December 18, 2008, Mr. Fensterstock and Mr. McNierney were granted 2,000,000 and 600,000 Stock Options respectively, which vest in equal annual installments over a three-year period. Mr. Fensterstock ceased employment with the Company on February 21, 2010.

(5)	In accordance with Mr. Turner’s employment agreement, Mr. Turner was granted 450,000 RSUs on March 31, 2008, which vest in equal annual installments over a five-year period. In addition, Mr. Turner was also granted 41,322 RSUs on February 13, 2009, which vest in equal annual installments over a three -year period. Mr. Turner resigned from the Company on March 31, 2010.

(6)	Ms. Arciero-Craig was granted 75,000 RSUs on September 21, 2007, of which 10% vested immediately, while the remainder vests in equal annual installments over a three-year period. In addition, Ms. Arciero-Craig was also granted 125,000 RSUs on March 14, 2008, of which 10% vested immediately while the remainder vests in equal annual installments over a three-year period. In addition, Ms. Arciero-Craig was granted 20,661 RSUs on February 13, 2009, which vest in equal annual installments over a three-year period.

(7)	In accordance with Mr. Fensterstock’s employment agreement dated September 21, 2007, Mr. Fensterstock was granted 1,000,000 RSUs, of which 10% vested immediately while the remainder vests in equal annual installments over a three-year period. Mr. Fensterstock’s employment agreement also provided for three additional grants of 250,000 RSUs each on June 30, 2008, January 1, 2009 and June 9, 2009. Each of those grants vest in equal annual installments over a three-year period. Mr. Fensterstock was also granted 206,611 RSUs on February 13, 2009 and 832,147 RSUs August 21, 2009, each of which vests in equal annual installments over a three-year period.

(8)	Represents RSUs awarded to Mr. Fensterstock in 2010 based on performance during fiscal year 2009. These RSUs are treated as granted in 2009 in accordance with ASC 718. See “Compensation Discussion and Analysis — Fiscal Year 2009 Incentive Awards” above. The RSUs vest in equal annual installments over a three-year period, commencing on February 11, 2010.

(9)	In connection with the resignations of Messrs. Fensterstock and Turner, these awards will vest in accordance with the terms set forth in their respective Letter Agreements. For further information, see “Potential Payments upon Termination or Change in Control” below.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2009

The following table sets forth information regarding equity awards held by the Company’s Named Executive Officers exercised or vested during fiscal year 2009.

	Option Awards		Stock Awards
			Number of	Number of
	Number of Shares		Shares	Restricted	Value
	Acquired on	Value Realized	Acquired on	Stock Units	Realized on
	Exercise	on Exercise	Vesting	Vesting	Vesting(1)
Name	(#)	($)	(#)	(#)	($)

Eric J. Gleacher	—	—	—	—	—
Peter J. McNierney	—	—	—	221,667	—
Robert I. Turner	—	—	—	90,000	—
Patricia A. Arciero-Craig	—	—	—	60,000	—
Lee Fensterstock	—	—	—	508,333	—

(1)	Excludes vested Restricted Stock Units, as shares are not issued to the employee until settlement of the units has occurred.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables set forth the estimated value of benefits that the Company’s Named Executive Officers would have been entitled to receive assuming certain terminations of employment and/or assuming a change in control of the Company, in each case occurring on December 31, 2009, except for Mr. Fensterstock and Mr. Turner, whose employment terminated on February 21, 2010 and March 31, 2010, respectively. The following tables also use the closing price of the Company’s common stock on December 31, 2009 ($4.46). For restricted stock, the cash-out value reflects the number of shares vesting as a result of the triggering event multiplied by such stock price. For options, the cash-out value reflects the excess of such stock price over the exercise price of any option vesting as a result of the triggering event and, if there is no excess, it reflects a zero value with respect to such option.

			Cash-Out Value of
			Equity-Based Awards
	Severance		that Vest as a Result of	Value of Benefit	Gross-Up
Eric J. Gleacher	Payment		Triggering Event	Continuation	Payment
Triggering Event	($)		($)	($)	($)

Prior to a Change in Control
Termination without Cause	350,000	(1)	—	20,333	—
Termination by Executive for Good Reason	—	(2)	—	—	—
Termination for Cause	—		—	—	—
After a Change in Control
Termination without Cause	350,000	(1)	—	20,333	— (3)
Termination by Executive for Good Reason	—	(2)	—	—	— (3)
Termination for Cause	—		—	—	—
Termination Death/Disability	—	(2)	—	—	—

(1)	In addition to the sums provided, Mr. Gleacher would be eligible for a pro-rated, discretionary bonus for the fiscal year in which the twelve month period following his termination with the Company ends.

(2)	In addition to any accrued but unpaid Base Salary and any accrued benefits through the effective date of termination, Mr. Gleacher would be eligible for a pro-rated, discretionary bonus for the fiscal year in which termination occurs.

(3)	Gross-up payments are paid in the event that Mr. Gleacher becomes subject to the excise tax under Section 4999 of the Internal Revenue Code. Payments are intended to place Mr. Gleacher in the same after-tax position as if no such excise tax had been imposed. There would have been no gross-up payment based on a December 31, 2009 triggering event.

Gleacher Agreement.  Pursuant to the Gleacher Employment Agreement, “Cause” is defined as (i) the executive’s conviction of, or plea of guilty or “no contest” to, a felony, (ii) the executive’s conviction of, or plea of guilty or “no contest” to, a violation of criminal law involving our business, (iii) the executive’s commission of an act of fraud or theft, or material dishonesty in connection with his performance of duties; (iv) the executive’s willful refusal or gross neglect to perform the duties reasonably assigned to him and consistent with his position or otherwise to comply with the material terms of his employment agreement, which refusal or gross neglect continues for more than fifteen days after the executive receives written notice thereof providing reasonable detail of the asserted refusal or gross neglect (and which is not due to a physical or mental impairment); or (v) the executive’s breach of any material term of the non-competition agreement or any other material agreement between the executive and us which breach continues for more than five days after the executive receives written notice thereof providing reasonable detail of the asserted breach.

“Good Reason” is defined in the Gleacher Employment Agreement as (i) failure by the Company to perform fully the terms of the employment, or any plan or agreement referenced in the employment agreement, other than an immaterial and inadvertent failure not occurring in bad faith and remedied by the

Company promptly (but not later than five days) after receiving notice thereof from the executive; (ii) any reduction in the executive’s base salary or failure to pay any bonuses or other material amounts due under the employment agreement in accordance therewith; (iii) the assignment to the executive of any duties inconsistent in any material respect with his position or with his authority, duties or responsibilities during the period required by the employment agreement, or any other action by us which results in a diminution in such positions, authority, duties or responsibilities, excluding for this purpose any immaterial and inadvertent action not taken in bad faith and remedied by the Company promptly (but not later than ten days after receiving notice from the executive); (iv) any change in the place of the executive’s principal place of employment to a location outside New York City; and (v) any failure by the Company to obtain an assumption and agreement to perform the employment agreement by a successor to the Company; or (vi) a Change of Control of the Company or Broadpoint Capital Inc. (“Capital”) occurs and the executive does not continue thereafter as Chairman of the Company.

Under Mr. Gleacher’s Employment Agreement, a “Change in Control” of the Company, as applicable, shall be deemed to have occurred if after the effective date of the agreement: (i) any person, shall become the “beneficial owner” (as defined under the Exchange Act), directly or indirectly, of securities of the Company or Capital, as applicable, representing 35% or more of either (1) the combined voting power of the then-outstanding voting securities or (2) the then-outstanding shares of all classes of equity securities of such entity; (ii) the members of the Board of Directors of the Company, at the beginning of any consecutive 24-calendar-month period commencing on or after the date of the agreement, cease to constitute at least a majority of the members of such Board (with certain exceptions); (iii) (1) the consummation, directly or indirectly, of any consolidation or merger of, or other business combination transaction or reorganization involving the Company or any of its significant subsidiaries, unless following such transaction the shareholders of the Company as of immediately before such transaction continue to own, immediately after consummation of such transaction, equity securities representing more than 65% of the then-outstanding voting securities and other equity interests of the surviving or resulting entity in substantially the same proportions as their ownership immediately prior to such transaction and such shareholders continue to have the power to elect at least a majority of the board of directors of such surviving or resulting entity, (2) the consummation, directly or indirectly, of any sale, lease, exchange or other transfer of all or substantially all of the assets or equity interests of the Company or any of its significant subsidiaries unless the shareholders of the Company as of immediately before such transaction continue to own, immediately after consummation of such transaction, equity securities of the acquiring corporation representing more than 65% of the voting securities and other equity interests of the acquiring company in substantially the same proportions as their ownership immediately prior to such transaction and such shareholders have the power to elect at least a majority of the board of directors of such acquiring entity, or (3) the consummation or approval by shareholders of any plan or proposal for the liquidation or dissolution of the Company or Capital, as applicable; or (iv) the consummation of any consolidation, merger, sale or other business combination transaction as a result of which the business conducted previously by Gleacher Partners, Inc. is sold, transferred or otherwise conveyed to any person other than the Company and its subsidiaries.

The Gleacher Employment Agreement provides that upon termination of employment, Mr. Gleacher will be entitled to certain payments or benefits, the amount of which depends upon the circumstances of termination: If Mr. Gleacher terminates his employment without Good Reason, Mr. Gleacher will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus and continued vesting or forfeiture, in accordance with the schedules provided in the award agreements, of any equity compensation awards granted to him prior to termination. In the event of the termination of his employment by the Company without Cause, he will receive his base salary for twelve months following termination; a prorated bonus for the fiscal year in which the twelve-month base salary continuation period ends; continuation of health insurance coverage paid by the Company for twelve months following termination; any earned but unpaid bonus; and, if he executes a settlement and release agreement, continued vesting, in accordance with the schedules provided in the award agreements, of any equity compensation awards granted to him prior to termination. If Mr. Gleacher terminates his employment for Good Reason or if his employment is terminated following (and due to) the expiration of the Gleacher Employment Agreement, he will be entitled to any unpaid base salary and unpaid benefits; any earned but unpaid bonus; a pro-rated bonus for the year in which termination occurs; and continued vesting or forfeiture in accordance with the schedules provided in the award agreements of any equity compensation awards granted to him prior to termination. If Mr. Gleacher is terminated by the Company for Cause, he will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus. Following the termination of Mr. Gleacher’s employment for any reason, he must resign any and all officerships and directorships he then holds with the Company, Broadpoint Capital and any of their affiliates. In the event of Mr. Gleacher’s death or disability, he will be entitled to receive any unpaid base salary and unpaid benefits, a pro rated bonus for the fiscal year in which termination occurs and any other earned but unpaid bonus and continued vesting or forfeiture, in accordance with the schedules provided in the award agreements, of any equity compensation awards granted to him prior to termination. The Gleacher Employment Agreement provides that, in the event that Mr. Gleacher becomes subject to the excise tax under Section 4999 of the Internal Revenue Code, he will be entitled to an additional payment such that he will be placed in the same after-tax position as if no such excise tax had been imposed. The Company believed it necessary to provide Mr. Gleacher with these protections in order to secure his employment as a senior member of the Investment Banking Division of the Company, and in light of his anticipated contributions to the future success of the Company.

			Cash-Out Value of
			Equity-Based Awards
	Severance		That Vest as a Result of		Value of Benefit	Gross-Up
Peter J. McNierney	Payment(1)		Triggering Event		Continuation	Payment
Triggering Event	($)		($)		($)	($)

Prior to a Change in Control
Termination without Cause	300,000	(2)	—	(4)	10,351	—
Termination by Executive for Good Reason	—	(3)	—	(4)	—	—
Termination for Cause	—		—		—	—
After a Change in Control
Termination without Cause	300,000	(2)	—	(4)	10,351	— (6)
Termination by Executive for Good Reason	—	(3)	—	(4)	—	— (6)
Termination for cause	—		—		—	—
Termination for Death/Disability	—	(3)	2,903,833	(5)	—	—

(1)	Upon expiration of the McNierney Employment Agreement term or termination of employment, whether voluntary or involuntary, Mr. McNierney will be entitled to a cash severance payment equal to $1.8 million less the market value, as of the date of termination of his employment, of the common stock underlying any restricted stock units granted to him that have vested as of the date of termination of his employment with the Company or upon the expiration of the McNierney Employment Agreement, as the case may be. Pursuant to this formula, based on the value of our common stock as of December 31, 2009, Mr. McNierney would have received $0 in respect of this payment.

(2)	In addition to the sums provided, Mr. McNierney would be eligible for a discretionary, pro-rated bonus for the fiscal year in which the twelve month period following his termination with the Company ends.

(3)	In addition to any accrued but unpaid Base Salary and any accrued benefits through the effective date of termination, Mr. McNierney would be eligible for a discretionary, pro-rated bonus for the fiscal year in which termination occurs.

(4)	As of December 31, 2009, Mr. McNierney had been granted a total of 1,026,652 RSUs, of which 461,667 RSUs had vested on or before December 31, 2009. The remaining 564,985 unvested RSUs would continue to vest in accordance with the schedule set forth in his Employment Agreement on the condition that Mr. McNierney executes a release and restrictive covenant agreement which includes, without limitation, a non-compete restrictive covenant for a term not to exceed eighteen months. In addition, as of December 31, 2009, Mr. McNierney had been made grants of 300,000, 300,000 and 52,500 options to purchase common stock of the Company, for which the strike prices are set at $3.00, $4.00 and $5.80, respectively, of which 252,500 had vested on or before December 31, 2009. Such stock options would continue to vest in accordance with the vesting schedule specified in the Stock Option Agreement.

(5)	Represents the number of unvested RSUs multiplied by the closing price of the Company’s stock on December 31, 2009 as well as the number of unvested options multiplied by the excess of the Company’s stock price at December 31, 2009 over the exercise prices of such unvested options.

(6)	Gross-up payments are paid in the event that Mr. McNierney becomes subject to the excise tax under Section 4999 of the Internal Revenue Code. Payments are intended to place Mr. McNierney in the same after-tax position as if no such excise tax had been imposed. There would have been no gross-up payments based on a December 31, 2009 triggering event.

McNierney Agreements.  Pursuant to the McNierney Employment Agreement, “Cause” is defined as: (i) the executive’s conviction of, or plea of guilty or “no contest” to, a felony, (ii) the executive’s conviction of, or plea of guilty or “no contest” to, a violation of criminal law involving the Company and its business, (iii) the executive’s commission of an act of fraud or theft, or material dishonesty in connection with his performance of duties to Company; or (iv) the executive’s willful refusal or gross neglect to perform the duties reasonably assigned to him and consistent with his position with the Company or otherwise to comply with the material terms of his employment agreement, which refusal or gross neglect continues for more than fifteen (15) days after the executive receives written notice thereof from Company providing reasonable detail of the asserted refusal or gross neglect (and which is not due to a physical or mental impairment).

“Good Reason” is defined in the McNierney Employment Agreement as: (i) the failure by the Company to perform fully the terms of the employment agreement, or any plan or agreement referenced in the employment agreement, other than an immaterial and inadvertent failure not occurring in bad faith and remedied by the Company promptly (but not later than five days) after receiving notice thereof from the executive; (ii) any reduction in the executive’s base salary or failure to pay any bonuses or other material amounts due under the employment agreement in accordance therewith; (iii) the assignment to the executive of any duties inconsistent in any material respect with his position or with his authority, duties or responsibilities as President and Chief Operating Officer, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, or reporting relationship, excluding for this purpose any immaterial and inadvertent action not taken in bad faith and remedied by the Company promptly (but not later than ten (10) days after receiving notice from the executive); (iv) any change in the place of the executive’s principal place of employment to a location outside New York City; and (v) any failure by the Company to obtain an assumption and agreement to perform the employment agreement by a successor to the Company.

There is no definition for a change in control in the McNierney Employment Agreement because Mr. McNierney’s potential payments upon termination are not tied to change in control.

Upon expiration of the McNierney Employment Agreement term or termination of employment, whether voluntary or involuntary, Mr. McNierney will be entitled to a cash severance payment equal to $1.8 million less the market value, as of the date of termination of his employment, of the common stock underlying any restricted stock units granted to him that have vested as of the date of termination of his employment with the Company or upon the expiration of the McNierney Employment Agreement. Mr. McNierney will also be entitled to other additional payments upon termination of employment, the amount of which depends upon the circumstances of termination. In particular, in the event of his termination from the Company without Cause, Mr. McNierney will also receive his base salary for twelve months following termination, a pro-rated discretionary bonus for the fiscal year in which the twelve month base salary continuation period ends, continuation of health insurance coverage paid by the Company for twelve months following termination, any earned but unpaid bonus and, if he executes a release agreement (which will include an 18-month restrictive covenant), continued vesting in accordance with the schedule provided in the McNierney Employment Agreement or any other award agreements of any restricted stock units granted to him prior to termination. If Mr. McNierney terminates his employment without Good Reason, he will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus. If Mr. McNierney terminates his employment for Good Reason, he will be entitled to any unpaid base salary and unpaid benefits, any earned but unpaid bonus, a pro-rated bonus for the year in which termination occurs and, if he executes a settlement and release agreement (which will include an 18-month restrictive covenant), continued vesting in accordance with the schedule provided in the McNierney Employment Agreement of any restricted stock units granted to him prior to termination. If Mr. McNierney is terminated by the Company for Cause, he will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus. The McNierney Employment Agreement also contains standard post-termination confidentiality and non-solicitation provisions (for twelve months). In the event of Mr. McNierney’s death or disability, he will be entitled to receive any unpaid base salary and unpaid benefits and equity incentives that have vested prior to the termination, a pro rated bonus for the fiscal year in which termination occurs and a severance payment. In addition, RSUs granted prior to termination will vest upon such termination. The McNierney Employment Agreement provides that, in the event that Mr. McNierney becomes subject to the excise tax under Section 4999 of the Internal Revenue Code, he will be entitled to an additional payment such that he will be placed in the same after-tax position as if no such excise tax had been imposed. These terms were arrived at in arms-length negotiations with Mr. McNierney and the Company believed at such time that they were necessary to provide this protection to Mr. McNierney in return for taking on responsibility for implementing the Company’s strategic plan and to ensure a smooth transition through the Company’s recapitalization transaction with MatlinPatterson in 2007.

The stock option agreements entered into between the Company and Mr. McNierney on December 18, 2008 (“McNierney Stock Option Agreements”) provide that upon termination of employment, Mr. McNierney’s stock options will be subject to certain vesting and forfeiture provisions depending upon the circumstances of termination. In particular, in the event of his termination from the Company without Cause, or if Mr. McNierney terminates his employment for Good Reason, Mr. McNierney will receive continued vesting in accordance with the schedule provided in the applicable McNierney Stock Option Agreement of stock options granted to him prior to termination.

		Cash-Out Value of
		Equity-Based Awards
	Severance	that Vest as a Result of		Value of Benefit
Patricia A. Arciero-Craig	Payment	Triggering Event		Continuation
Triggering Event	($)	($)		($)

Prior to a Change in Control
Termination without Cause	—	—	(1)	—
Termination for Good Reason	—	—	(1)	—
After a Change in Control
Termination without Cause	—	—	(1)	—
Termination for Good Reason	—	—	(1)	—
Termination for Death/Disability	—	526,998	(2)	—

(1)	As of December 31, 2009, Ms. Arciero-Craig had been granted a total of 220,661 RSUs, of which 102,500 RSUs had vested on or before December 31, 2009. The remaining 118,161 unvested RSUs would continue to vest in accordance with their original grant terms on the condition that Ms. Arciero-Craig executes a settlement agreement and release in such form as may be reasonably requested by the Company.

(2)	Represents the number of unvested RSUs multiplied by the closing price of the Company’s stock on December 31, 2009.

Arciero-Craig Non-Compete and Non-Solicit Agreement.  Upon a change in control, the Company is not obligated to make any change in control payments to Ms. Arciero-Craig. Following a termination of her employment by the Company without Cause, or a termination by Ms. Arciero-Craig for Good Reason (in each case as defined in her non-compete and non-solicit agreement), however, all of her outstanding restricted stock units will continue to vest in accordance with their respective schedules (subject to her execution of a settlement and release agreement).

Cash-Out Value of
Equity-Based Awards
	Severance	that Vest as a Result of	Value of Benefit
Lee Fensterstock	Payment	Triggering Event	Continuation
Triggering Event(1)	($)	($)	($)

Prior to a Change in Control
Termination without Cause	350,000 (2)	— (3)	10,351

(1)	Mr. Fensterstock resigned on February 21, 2010. In connection with his resignation, the Company and Mr. Fensterstock entered into a letter agreement (the “Fensterstock Letter Agreement”) pursuant to which Mr. Fensterstock’s departure was treated as a termination by the Company without cause for purposes of his employment agreement and outstanding equity awards, although his stock options to acquire shares of Company common stock granted on December 18, 2008 will vest immediately (as opposed to in installments).

(2)	In addition to the sums provided pursuant to the Fensterstock Letter Agreement, the Executive Compensation Committee of the Board will consider Mr. Fensterstock’s performance for the period from January 1, 2010 through the February 21, 2010 and assess his eligibility for, and the amount (if any) of, a pro-rata 2010 bonus award.

(3)	As of February 21, 2010, Mr. Fensterstock had been granted a total of 4,104,934 RSUs, of which 908,333 RSUs had vested on or before December 31, 2009. The remaining 3,196,601 unvested RSUs will continue to vest in accordance with the schedule set forth in the equity award agreements. In addition, as of February 21, 2010, Mr. Fensterstock had been granted 1,000,000 options and 1,000,000 options to purchase common stock of the Company, with exercise prices at $3.00 and $4.00, respectively, of which 666,667 had vested on or before February 21, 2010. All of Mr. Fensterstock’s unvested stock options vested immediately upon Mr. Fensterstock’s termination, pursuant to the terms of the Fensterstock Letter Agreement.

Fensterstock Agreement.  Pursuant to the Fensterstock Letter Agreement, Mr. Fensterstock’s departure was treated as a termination by the Company without cause for purposes of his employment agreement and outstanding equity awards, with the exception of his stock options to acquire shares of Company common stock granted on December 18, 2008, which vested immediately upon termination of employment. Mr. Fensterstock’s restricted stock units will continue to vest in accordance with their original vesting, contingent upon Mr. Fensterstock’s compliance with certain restrictive covenants. The Fensterstock Letter Agreement also provides that Mr. Fensterstock will receive his base salary for twelve months following termination, a potential prorated bonus for fiscal year 2010 at the discretion of the Executive Compensation Committee and twelve months of continued health care benefits. Mr. Fensterstock executed a release of claims against the Company, and his continued rights to the severance and equity awards are subject to his compliance with certain restrictive covenants, which include the non-solicitation/no hire covenant set forth in his employment agreement and a 12-month non-competition restriction pursuant to the Fensterstock Letter Agreement.

Cash-Out Value of
Equity-Based Awards
	Severance	that Vest as a Result of	Value of Benefit
Robert I. Turner	Payment	Triggering Event	Continuation
Triggering Event	($)	($)	($)

Prior to a Change in Control
Termination without Cause	$250,000(1)	— (2)	$10,351

(1)	In addition to the sums provided pursuant to the Turner Letter Agreement, the Executive Compensation Committee of the Board will consider Mr. Turner’s performance for the period from January 1, 2010 through March 31, 2010 and assess his eligibility for, and the amount (if any) of, a pro-rated 2010 bonus award.

(2)	As of December 31, 2009, Mr. Turner had been granted a total of 491,322 RSUs, of which 90,000 RSUs had vested on or before December 31, 2009. The remaining 401,322 unvested RSUs would continue to vest in accordance with their original grant terms pursuant to the Turner Letter Agreement.

Turner Agreement.  In connection with Mr. Turner’s departure, the Company and Mr. Turner entered into a letter agreement (the “Turner Letter Agreement”) regarding the terms of Mr. Turner’s departure. The Turner Letter Agreement provides that for purposes of the award agreements governing his outstanding restricted stock units, Mr. Turner’s termination of employment will be treated as a termination not for cause; accordingly, subject to Mr. Turner’s execution and non-revocation of a release of claims with respect to the Company (the “Release Conditions”), Mr. Turner’s restricted stock units will continue to vest in accordance with their original vesting schedule, subject to forfeiture in the event Mr. Turner violates certain restrictive covenants. In addition, subject to the Release Conditions and compliance with applicable restrictive covenants, Mr. Turner (i) will receive 12 months of base salary continuation at the rate of $250,000 per year, (ii) will be eligible for a discretionary pro-rated bonus in respect of the 2010 fiscal year, and (iii) will be entitled to 12 months of continued medical and, to the extent elected by Mr. Turner, vision and dental insurance coverage.

RISK ASSESSMENT IN COMPENSATION PROGRAMS

With the assistance of Cook & Co., the Company has assessed its broad-based and executive compensation programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. Our risk assessment included two work streams — one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk analysis examined the types and magnitudes of risks the business areas present to the Company. Our compensation design risk analysis examined the potential risks in the design of our performance-based compensation arrangements. With respect to each performance-based compensation plan, we identified and assessed the risk profile of the plan. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business-by-business basis. As a result of our analysis, we believe that our compensation policies and practices do not create inappropriate or unintended material risk to the Company as a whole, and that, consequently, our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

The Company has an Executive Compensation Committee responsible for approving the compensation of the Company’s executive officers. During the 2009 fiscal year, Messrs. Gerard, Cohen, Patterson and Rohde served on the Executive Compensation Committee. None of our executive officers served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Executive Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Executive Compensation Committee or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors. No member of our Executive Compensation Committee has ever been our employee. The issuance of options to members of our Executive Compensation Committee is discussed herein under the heading “Director Compensation.” For information related to Dr. Bienen, one of our director nominees, see “Board of Directors and Corporate Governance — Director Independence.”

INFORMATION ABOUT STOCK OWNERSHIP AND EQUITY COMPENSATION PLANS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company’s review of reports filed by directors, executive officers and 10% shareholders of the Company on Forms 3, 4 and 5 pursuant to Section 16(a) of the Exchange Act, the Company believes that all such reports were filed on a timely basis during fiscal year 2009, or were previously reported, with the exception of one late Form 4 filing by MatlinPatterson regarding one sale transaction.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 with respect to shares of common stock of the Company that may be issued under the Company’s existing equity compensation plans.

Securities Authorized for Issuance Under Equity Compensation Plans

	Number of
	Securities to be				Number of
	Issued Upon		Weighted-Average		Securities
	Exercise of		Exercise Price of		Remaining Available
	Outstanding		Outstanding		for Future Issuance
	Options, Warrants,		Options, Warrants		Under Equity
Plan Category	and Rights		and Rights		Compensation Plans

Equity Compensation Plans Approved by Security Holders(1)	26,671,629	(2)	$3.44	(3)	23,446,899	(4)
Equity Compensation Plans Not Approved by Security Holders(5)	68,278	(6)	5.22	(7)	600,458	(8)

Total	26,739,907		$3.44		24,047,357

(1)	Consists of the Company’s 1989 Stock Incentive Plan, 1999 Long Term Incentive Plan, 2003 Directors’ Stock Plan, 2005 Deferred Compensation Plan for Key Employees (the “Key Plan”), 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the “Professional Plan”) and the ICP.

(2)	Consists of 160,221 options under the 1999 Long Term Incentive Plan, 107,702 options under the 2003 Directors’ Stock Plan, 4,359,388 options under the ICP, 79,106 restricted stock under the 2003 Directors’ Stock Plan, 11,125,439 restricted stock under the ICP, 10,782,269 restricted stock units under the ICP, 48,015 phantom stock units under the Key Plan, and 9,489 phantom stock units under the Professional Plan.

(3)	Weighted average exercise price of outstanding options under the 1999 Long Term Incentive Plan, the 2003 Directors’ Stock Plan, and the ICP as well as the restricted stock units and restricted stock awards granted under the ICP (excludes phantom stock units granted under the Key Plan and the Professional Plan).

(4)	Consists of 0 shares under the 1989 Stock Incentive Plan, 716,233 shares under the 1999 Long Term Incentive Plan, 1,789,708 shares under the 2003 Directors’ Stock Plan, 327,017 phantom stock units under the Key Plan, 253,483 phantom stock units under the Professional Plan, and 20,360,458 shares under the ICP. In accordance with the provisions of the ICP, no future awards will be granted under the 1989 Stock Incentive Plan, the 1999 Long Term Incentive Plan, or the 2001 Long Term Incentive Plan.

(5)	Consists of the 2001 Long Term Incentive Plan, the Deferred Compensation Plan for Key Employees (the “Predecessor Key Plan”) and the Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the “Predecessor Professional Plan”). No options or other benefits under the 2001 Long Term Incentive Plan may be granted to directors or executive officers of the Company.

(6)	Consists of 23,109 options under the 2001 Long Term Incentive Plan, 45,169 phantom stock units under the Predecessor Key Plan, and 0 phantom stock units under the Predecessor Professional Plan.

(7)	Weighted average exercise price of outstanding options under the 2001 Long Term Incentive Plan (excludes phantom stock units granted under the Predecessor Key Plan and the Predecessor Professional Plan).

(8)	Consists of 600,458 shares under the 2001 Long Term Incentive Plan. In accordance with the provisions of the ICP, no future awards will be granted under the 1989 Stock Incentive Plan, the 1999 Long Term Incentive Plan, or the 2001 Long Term Incentive Plan.

Historically, the Company offered its employees tax planning opportunities through nonqualified deferred compensation plans. It first adopted the Predecessor Key Plan and Predecessor Professional Plan. It then froze these plans in 2005 and adopted new plans (the Key Plan and the Professional Plan) as a result of changes in the tax laws. However, as a result of declining participation, the costs of administrating the 2005 Plans were determined to outweigh the benefits of maintaining them and the Company decided to freeze the Key Plan and the Professional Plan as well.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of common stock of the Company as of February 28, 2010, by:

•	each person known by us to beneficially own more than five percent of our common stock,

•	each of our directors and nominees for the board of directors,

•	each of our Named Executive Officers, and

•	all of our directors and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of February 28, 2010 are considered outstanding. These shares, however, are not considered outstanding as of February 28, 2010 when computing the percentage ownership of each other person. Percentage of ownership is based on 128,170,616 shares of our common stock outstanding on February 28, 2010.

	Shares Beneficially		Deferred Stock
	Owned(1)		Units(2)
Name	Number	Percent	Number

MatlinPatterson FA Acquisition LLC(3)	35,568,261	27.75%	—
FMR LLC(4)	15,078,233	11.76%	—
Lee Fensterstock(5)†	2,294,118	1.76%	4,104,934
Eric Gleacher(6)	14,542,035	11.35%	—
Peter J. McNierney(7)	647,302	*	1,535,181
Henry S. Bienen	—	—	—
Marshall Cohen	—	—	—
Robert A. Gerard(8)	63,297	*	—
Victor Mandel	14,940	*	—
Mark R. Patterson(3)	35,568,261	27.75%	—
Christopher R. Pechock	—	—	—
Frank S. Plimpton	24,900	*	—
Bruce Rohde	100,000	*	—
Robert S. Yingling	30,864	*	—
Patricia A. Arciero-Craig(7)	25,576	*	273,602
Robert I. Turner†	—	—	726,616
All directors and current executive officers as a group (12 persons)(7)(9)	51,017,175	39.42%	2,535,399

*	Less than one percent.

†	Mr. Fensterstock resigned from the Company on February 21, 2010. Mr. Turner resigned from the Company on March 31, 2010.

(1)	Except as noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)	The amounts shown represent restricted stock units held under the ICP that may possibly be exchanged for shares of common stock within 60 days of February 28, 2010 by reason of termination, death or disability of the listed directors or officers as follows: Mr. McNierney: 520,549 upon termination or 1,515,181 upon death or disability; Ms. Arciero-Craig: 146,886 upon termination or 273,602 upon death or disability; Mr. Turner: 193,773 upon termination or 726,616 upon death or disability; and all directors and current executive officers as a group: 861,208 upon termination or 2,535,399 upon death or disability. As a result of the termination of Mr. Fensterstock’s employment, Mr. Fensterstock is eligible to receive 1,060,056 as stated within the terms of his equity agreements. These amounts do not take into consideration the potential application of Section 409A of the Internal Revenue Code, which in some cases could result in a delay of the distribution beyond 60 days.

(3)	The indicated interest was reported on a Schedule 13D/A filed on August 27, 2009, with the SEC by MatlinPatterson FA Acquisition LLC on behalf of itself, MatlinPatterson Asset Management LLC, MP II Preferred Partners L.P., MatlinPatterson LLC, MP Preferred Partners GP LLC, David J. Matlin, and Mark R. Patterson as beneficial owners of securities of the Company. Beneficial ownership of the shares held by MatlinPatterson FA Acquisition LLC — 35,568,261 (shared voting and shared dispositive power) was also reported for: MP II Preferred Partners L.P. — 35,568,261 (shared voting and shared dispositive power), MP Preferred Partners GP LLC — 35,568,261 (shared voting and shared dispositive power), MatlinPatterson Asset Management LLC — 35,568,261 (shared voting and shared dispositive power), MatlinPatterson LLC — 35,568,261 (shared voting and shared dispositive power), David J. Matlin — 35,568,261 (shared voting and shared dispositive power), and Mark R. Patterson — 35,568,261 (shared voting and shared dispositive power). The address of MatlinPatterson FA Acquisition LLC is 520 Madison Avenue, 35th Floor, New York, NY 10022.

(4)	The indicated interest was reported on a Schedule 13G filed on February 16, 2010, with the SEC by FMR LLC on behalf of itself and Edward C. Johnson III as beneficial owners of securities of the Company. Beneficial ownership of the shares held by FMR — 15,078,233 (sole dispositive power) includes 1,600 shares with sole voting power. Beneficial ownership was also reported for: Edward C. Johnson III — 15,078,233 (sole dispositive power). The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(5)	Includes 1,333,333 of options whose vesting was accelerated, effective February 21, 2010, in connection with Mr. Fensterstock’s resignation.

(6)	Includes 10,000,000 shares held by the Eric J. Gleacher 2009 Grantor Retained Annuity Trust. Also includes 1,104,845 shares held in escrow and subject to forfeiture during the eighteen-month period following the closing of the Gleacher transaction to satisfy any indemnification obligations pursuant to the Agreement and Plan & Merger dated March 2, 2009. The address of Mr. Gleacher is c/o Broadpoint Gleacher Securities Group, Inc., 1290 Avenue of the Americas, New York, NY 10104.

(7)	Includes shares of common stock that may be acquired within 60 days of February 28, 2010 through the exercise of stock options as follows: Mr. McNierney: 252,500; Ms. Arciero-Craig: 7,359; and all directors and current executive officers as a group: 259,859.

(8)	Includes 59,000 shares held by GFP, L.P., a limited partnership. Mr. Gerard is the General Partner and Investment Manager of GFP, L.P.

(9)	Excludes 2,294,118 shares owned by Mr. Fensterstock, as he is no longer an executive officer of the Company as of February 2010.

ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION COMMITTEE REPORT*

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by the Exchange Act with management and, based on the Executive Compensation Committee’s review and discussions with management, the Executive Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

Robert A. Gerard (Chair)
Marshall Cohen
Mark R. Patterson
Bruce C. Rohde

* The material in this report is not “solicitation material,” is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

AUDIT COMMITTEE REPORT*

The Audit Committee of the Company is composed of four independent directors and operates under a written charter adopted by the Board. The Board annually reviews the NASDAQ listing standards definition of independence and has determined that each member of the Committee meets that standard, and each member is independent within the meaning of Rule 10A-3 under the Exchange Act and the Company’s Corporate Governance Guidelines.

The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control and disclosure controls and procedures to ensure the financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States.

During the year 2009, the Committee met at least quarterly with the Company’s Chief Financial Officer. In addition, the Committee meets with the Company’s independent registered public accounting firm on a quarterly basis or more frequently, as requested by the independent registered public accounting firm or the Committee. At each quarterly meeting in 2009, the Committee met privately with the independent registered public accounting firm, as well as with management. The Committee also reviewed its charter and undertook a self-assessment and reported the results of that assessment to the Board.

In 2009, the Committee met during the year with the Director of the Company’s Internal Audit Department and the Director of the Company’s Compliance Department for reports on the status of certain internal controls.

The Committee recommended to the Board that the Company’s current independent registered public accounting firm, PricewaterhouseCoopers LLP, be appointed as the independent registered public accounting firm to conduct the audit for the fiscal year ended December 31, 2010. Pursuant to the Committee charter, the Committee is directly responsible for the appointment of the Company’s independent registered public accounting firm who shall report directly to the Committee. The Company’s independent registered public accounting firm has provided to the Committee a written disclosure required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Committee discussed with the independent registered public accounting firm that firm’s independence.

Management represented to the Committee that the Company’s consolidated financial statements for fiscal 2009 were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and its independent registered public accounting firm. The Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 380, Communication with Audit Committees. Based on these discussions and reviews, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

During fiscal 2009, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. In addition, the Audit Committee has determined that the provision of the non-audit services described under the heading “Proposal No. 5 — Ratification of Selection of Independent Registered Public Accounting Firm — Principal Accounting Firm Fees” above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

AUDIT COMMITTEE

Robert S. Yingling (Chair)
Robert A. Gerard
Victor Mandel
Bruce C. Rohde

The Board has determined that all Audit Committee members are financially literate in accordance with the NASDAQ listing standards. Messrs. Yingling, Mandel and Rohde are each qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act, and the Board has determined that they have accounting and related financial management expertise within the meaning of the NASDAQ listing standards.

* The material in this report is not “solicitation material,” is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

Under the Company’s Related Party Transactions Policy (the “Policy”), no Related Party shall engage in a Related Party Transaction (in each case, as such terms are defined below) unless the Company’s Audit Committee shall have previously determined, in its good faith judgment, that such transaction is in, or is not inconsistent with, the best interests of the Company. If any members of the Audit Committee shall have a direct or indirect interest in such related party transaction, then such transaction may be effected only after receiving the approval of a majority of the independent members of the Company’s Board of Directors having no interest in such transaction, based on such directors’ good faith judgment that such transaction is in, or not inconsistent with, the best interests of the Company and its shareholders. Under the Policy, “Related Parties” include:

(1) any director or director nominee of the Company,

(2) any executive officer (as defined in Rule 3b-7 of the rules promulgated by the SEC under the Exchange Act) of the Company,

(3) any employee who is the head or in charge of a Company’s subsidiary business unit,

(4) any shareholder that, together with its affiliates, owns in excess of ten percent of any class of outstanding voting capital stock of the Company,

(5) any person who is an immediate family member or spouse of an executive officer or director of the Company, or

(6) any entity that is owned or controlled by someone listed in paragraph (1), (2), (3), (4) or (5) above, or an entity in which someone listed in paragraph (1), (2), (3), (4) or (5) above has a substantial ownership interest or control of such entity.

A “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its controlled subsidiaries is or will be a participant and in which any Related Party has or will have a direct or indirect interest, other than:

•	transactions available to all employees of the Company generally,

•	transactions involving less than $75,000 when aggregated with all similar transactions, or

•	transactions whereby the Related Party renders services to the Company in his or her capacity as an officer or director of the Company and is compensated for such services pursuant to approval of the Company’s Board of Directors or an appropriate committee thereof.

The Audit Committee may provide advance and standing approvals for types or classes of Related Party Transactions, subject to such conditions or qualifications as it may determine. Any such approval may be withdrawn at any time, but such withdrawal shall not affect the authorized status of prior Related Party Transactions affected under the standing approval prior to its withdrawal.

Each of the referenced transactions below that require approval or ratification by the Audit Committee pursuant to the Policy have been so approved or ratified.

Related Party Transactions

Services Rendered to MatlinPatterson.  From time to time, Broadpoint Capital provides brokerage services to MatlinPatterson, one of our principal shareholders, or its affiliated entities, which services are provided by Broadpoint Capital in the ordinary course of its business. In 2009, MatlinPatterson paid $0.4 million to Broadpoint Capital for such services.

From time to time Broadpoint Capital also provides investment banking services to MatlinPatterson or its affiliated entities, which services are provided by Broadpoint Capital in the ordinary course of its business. In 2009, Broadpoint Capital has earned $9.6 million from MatlinPatterson Global Advisers LLC for such services.

Gleacher Matters.  In June 2009, the Company completed the Gleacher transaction, pursuant to which we acquired Gleacher Partners, Inc. The purchase price was 23 million shares of our common stock plus $10 million in cash at the closing, and we agreed to pay an additional $10 million in cash by the fifth anniversary of the closing. Our Chairman and Chief Executive Officer, Mr. Eric Gleacher, was the founder and Chairman of Gleacher Partners, and he received 14,542,035 shares of our common stock at the closing.

In connection with the Gleacher transaction, Mr. Gleacher became our Chairman and a senior member of our Investment Banking Division and entered into an employment agreement with us. Mr. Gleacher’s employment arrangements and the compensation paid to him for 2009 are described under the heading “Compensation of Executive Officers.” In addition, we entered into a registration rights agreement in which we agreed to register, subject to a variety of terms and conditions, the future offer and sale of our shares of common stock issued to Mr. Gleacher in the transaction. We also entered into a Trade Name and Trademark Agreement, pursuant to which we obtained the right to use the “Gleacher” name in specified areas at no additional cost. Also at the closing, our Chairman and Chief Executive’s son-in-law, Mr. Kenneth Ryan, became an employee of our Investment Banking Division, with a three-year employment agreement and a base salary of $350,000. He was paid $200,577 in compensation for 2009.

Public Offering.  In August 2009, the Company engaged in an underwritten public offering of its common stock, consisting of 16,000,000 shares issued and sold by the Company and 11,025,000 shares sold by MatlinPatterson, one of our principal shareholders, and one other shareholder. The shares were sold to the underwriters at a price of $5.9063 per share, and re-offered to the public at $6.25 per share. The underwriters for the offering were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Broadpoint Capital, Inc. and Sandler O’Neill & Partners, L.P. The offering was conducted pursuant to an underwriting agreement in customary form among the Company, the underwriters, MatlinPatterson and one other shareholder. Pursuant to a registration rights agreement with MatlinPatterson, the Company paid the legal fees incurred by the selling shareholders in connection with the offering in an amount of approximately $113,000.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

PLEASE NOTE THAT UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009. REQUESTS SHOULD BE DIRECTED TO BROADPOINT GLEACHER SECURITIES GROUP, INC., 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104,
ATTN: CORPORATE SECRETARY.

You are urged to sign and to return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

By Order of the Board of Directors

Patricia A. Arciero-Craig
Secretary

New York, New York
April 26, 2010

APPENDICES

Appendix A
to
Proxy Statement

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of this [  ] day of [          ], 2010, by and between Broadpoint Gleacher Securities Group, Inc., a New York corporation (“Broadpoint”), and Gleacher & Company, Inc., a Delaware corporation and a wholly owned subsidiary of Broadpoint (“Gleacher”).

W I T N E S S E T H:

WHEREAS, Broadpoint is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

WHEREAS, Gleacher is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors of Broadpoint and Gleacher have determined that, for purposes of effecting the reincorporation of Broadpoint in the State of Delaware, it is advisable, to the advantage of and in the best interests of Gleacher and its stockholder and Broadpoint and its shareholders that Broadpoint merge with and into Gleacher upon the terms and subject to the conditions herein provided;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of Broadpoint and Gleacher and the stockholder of Gleacher have unanimously adopted and approved this Agreement, and the Board of Directors of Broadpoint has directed that this Agreement be submitted to the shareholders of Broadpoint for their consideration;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, Broadpoint and Gleacher hereby agree as follows:

1. Merger.  Subject to the approval of the shareholders of Broadpoint in accordance with the New York Business Corporation Law (the “NYBCL”), at such time hereafter as the parties hereto shall mutually agree, Broadpoint shall be merged with and into Gleacher (the “Merger”), and Gleacher shall be the surviving company (hereinafter sometimes referred to as the “Surviving Corporation”). The Merger shall be effective upon (a) the filing of a Certificate of Merger (the “New York Certificate of Merger”), substantially in the form attached as Exhibit A hereto, with the office of the New York Secretary of State in accordance with the provisions of Section 904 of the NYBCL; and (b) the filing of a Certificate of Merger (the “Delaware Certificate of Merger”), substantially in the form attached as Exhibit B hereto, with the Secretary of State of the State of Delaware in accordance with the applicable provisions of Section 252 of the Delaware General Corporation Law (the “DGCL”); the date and time of the later of such filings being hereinafter referred to as the “Effective Time.” Following the due approval of the Merger by the shareholders of Broadpoint, subject to the provisions of this Agreement, the New York Certificate of Merger shall be duly executed by Gleacher and Broadpoint and thereafter delivered to the office of the Secretary of State of the State of New York, and the Delaware Certificate of Merger shall be duly executed by Gleacher and Broadpoint and thereafter delivered to the office of the Secretary of State of Delaware.

2. Governing Documents.

a. The Certificate of Incorporation of Gleacher shall be the Certificate of Incorporation of the Surviving Corporation.

b. The Bylaws of Gleacher shall be the Bylaws of the Surviving Corporation.

3. Directors and Officers.  The directors of Broadpoint immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of Broadpoint immediately prior to the Effective Time shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

4. Succession; Name of Surviving Corporation.  As of the Effective Time, the separate existence of Broadpoint shall cease and Broadpoint shall be merged with and into Gleacher, and the name of the Surviving Corporation shall be Gleacher & Company, Inc. As of the Effective Time, Gleacher shall (i) possess all of the assets, rights, privileges, franchises, powers and property of Broadpoint as constituted immediately prior to the Effective Time; (ii) be subject to all actions previously taken by Broadpoint’s Board of Directors; (iii) succeed, without other transfer, to all of the assets, rights, privileges, franchises, powers and property of Broadpoint in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law; (iv) continue to be subject to all of the debts, liabilities and obligations of Broadpoint as constituted immediately prior to the Effective Time; and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Broadpoint in the same manner as if Gleacher had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NYBCL.

5. Further Assistance.  From and after the Effective Time, as and when required by Gleacher or by its successor and assigns, there shall be executed and delivered on behalf of Broadpoint such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Gleacher the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of Broadpoint, and otherwise to carry out the purposes of this Agreement, and the officers and directors of Gleacher are fully authorized in the name and on behalf of Broadpoint or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Manner of Conversion of Securities.

(a) Common Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Broadpoint (“Broadpoint Common Stock”) outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of common stock of Gleacher (“Gleacher Common Stock”). Each share of Broadpoint Common Stock issued and outstanding immediately prior to the Effective Time that is restricted or not fully vested shall upon such conversion have the same restrictions or vesting arrangements applicable to such shares as prior to the conversion.

(b) Preferred Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of preferred stock of Broadpoint (“Broadpoint Preferred Stock”) outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of preferred stock of Gleacher (“Gleacher Preferred Stock”). Each share of Broadpoint Preferred Stock issued and outstanding immediately prior to the Effective Date that is restricted or not fully vested shall upon such conversion have the same restrictions or vesting arrangements applicable to such shares as prior to the conversion.

(c) Options, Warrants and Stock Purchase Rights.  At the Effective Time, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit, profit sharing and incentive compensation plans of Broadpoint. Each outstanding and unexercised option, warrant, and stock purchase right (each, a “Derivative Security”) of Broadpoint shall become a Derivative Security of the Surviving Corporation on the basis of one share of Gleacher Common Stock for each share of Broadpoint Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such Broadpoint Derivative Security at the Effective Time. The exercise price for each share of Gleacher Common Stock issuable pursuant to any such Derivative Security shall be equal to the exercise price applicable to any such Broadpoint Derivative Security at the Effective Time. No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of Broadpoint for a Derivative Security of Gleacher.

(d) Reserved Shares.  A number of shares of the Surviving Corporation’s Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of Broadpoint Common Stock and Broadpoint Preferred Stock respectively so reserved immediately prior to the Effective Time.

(e) Broadpoint Repurchase Rights.  All outstanding rights of Broadpoint that it may hold immediately prior to the Effective Time to repurchase unvested shares of Broadpoint Common Stock (the “Repurchase Options”) shall be assigned to Gleacher in the Merger and shall thereafter be exercisable by Gleacher upon the same terms and conditions in effect immediately prior to the Effective Time.

7. Outstanding Stock of Gleacher.  At the Effective Date, the 100 shares of Gleacher Common Stock presently issued and outstanding in the name of Broadpoint shall be canceled and retired and resume the status of authorized and unissued shares of Gleacher Common Stock, and no shares of Gleacher Common Stock or other securities of Gleacher Common Stock shall be issued in respect thereof.

8. Stock Certificates.  From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of capital stock of Broadpoint shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of Gleacher into which such shares of Broadpoint represented by such certificates have been converted as herein provided. The registered owner on the books and records of Gleacher or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Gleacher or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of Gleacher evidenced by such outstanding certificates as above provided. Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Broadpoint so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, and any additional legends required by applicable Blue Sky laws. If any certificate for shares of Gleacher stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Gleacher that such tax has been paid or is not payable.

9. Validity of Gleacher Common Stock.  All shares of Gleacher Common Stock into which shares of Broadpoint Common Stock are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Broadpoint Common Stock.

10. Rights of Former Holders.  From and after the Effective Time, no holder of certificates which evidenced Broadpoint Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Gleacher Common Stock into which such Broadpoint Common Stock shall have been converted pursuant to the Merger.

11. Abandonment and Termination.  At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Broadpoint or Gleacher or both, notwithstanding approval of this Agreement by the sole stockholder of Gleacher and the shareholders of Broadpoint.

12. Third Parties.  Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13. Covenants of Gleacher.  Gleacher covenants and agrees that it will, on or before the Effective Time:

(a) qualify to do business as a foreign corporation in the State of New York and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the NYBCL;

(b) file any and all documents with the New York Division of Corporations necessary for the assumption by Gleacher of all of the franchise tax liabilities of Broadpoint; and

(c) take such other actions as may be required by the NYBCL in connection with the Merger.

14. Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801; and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

15. Agreement.  Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 1290 Avenue of the Americas, New York, New York 10104, and copies thereof shall be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

16. Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

17. Approval of Broadpoint as Sole Stockholder.  By its execution and delivery of this Agreement, Broadpoint, as sole stockholder of Gleacher, consents to, approves and adopts this Agreement and the Plan of Merger, and approves the Merger. Broadpoint agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement, the Plan of Merger attached as Exhibit C, and the Merger as the sole stockholder of Gleacher.

18. Expenses.  The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger.

19. Effective Date.  This Agreement and Plan of Merger shall be effective as of the date of filing of a counterpart of this Agreement or a Certificate of Merger with the State of Delaware.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

BROADPOINT GLEACHER
SECURITIES GROUP, INC. a New York corporation

By:
Name:
Title:

GLEACHER & COMPANY, INC.
a Delaware corporation

By:
Name:
Title:

Exhibit A
to
Merger Agreement

CERTIFICATE OF MERGER
MERGING
BROADPOINT GLEACHER SECURITIES GROUP, INC.
WITH AND INTO
GLEACHER & COMPANY, INC.

(Pursuant to Section 907 of the Business Corporation Law of
the State of New York)

FIRST:  The name of each constituent corporation (each, a “Constituent Corporation”) is (i) Broadpoint Gleacher Securities Group, Inc., a New York corporation (“Broadpoint”), originally formed under the name First Albany Companies Inc., and (ii) Gleacher & Company, Inc., a Delaware corporation (“Gleacher”). In the merger (the “Merger”) contemplated by this Certificate of Merger, Broadpoint will merge with and into Gleacher, which will be the surviving corporation (the “Surviving Corporation”) in the Merger. The name of the Surviving Corporation is “Gleacher & Company, Inc.”

SECOND:  The designation and number of outstanding shares of each class and series of capital stock of each Constituent Corporation is as follows:

Number of Shares
Name of Constituent Corporation	Designation of Outstanding Shares	Entitled to Vote

Broadpoint Gleacher Securities Group, Inc.	Common Stock, $0.01 par value; [ ] shares outstanding	[ ] shares
	Preferred stock; $1.00 par value; 1,000,000 shares outstanding	no shares
Gleacher & Company, Inc.	Common Stock, $0.01 par value; 100 shares outstanding	100 shares

None of the outstanding shares indicated in the table above are entitled to vote as a class on the Merger. Further, none of the outstanding shares indicated in the table above are subject to change prior to the effective date of the Merger subject to this Certificate of Merger and the Certificate of Incorporation of the Surviving Corporation, as described in Article Third of this Certificate of Merger.

THIRD:  The Certificate of Incorporation of Gleacher, as amended and restated, will be the Certificate of Incorporation of the Surviving Corporation.

FOURTH:  The effective date of the Merger will be [          ], 2010.

FIFTH:  The Merger was authorized and approved on behalf of Broadpoint, one of the Constituent Corporations, by the unanimous vote of its Board of Directors on [          ], 2010 and by the affirmative vote at the annual meeting of shareholders of Broadpoint, held on May 27, 2010, of the holders of at least two-thirds of outstanding Broadpoint voting stock. The Merger was authorized and approved on behalf of Gleacher (the other Constituent Corporation, which is the Surviving Corporation), (i) by its Board of Directors pursuant to a Unanimous Written Consent dated [          ], 2010, and (ii) by its sole stockholder pursuant to a Unanimous Written Consent dated [          ], 2010.

SIXTH:  The Certificate of Incorporation of Broadpoint was originally filed with the office of the Secretary of State of the State of New York on [          ]. The Certificate of Incorporation of Gleacher was originally filed with the Secretary of the State of Delaware on [          ], 2010. Gleacher filed an application for authority to do business in the State of New York on [          ], 2010.

SEVENTH:  Gleacher agrees that it may be served with process in the State of New York in any action or special proceeding for the enforcement of any liability or obligation of any domestic constituent corporation or of any foreign constituent corporation previously amendable to suit in the State of New York, and for the enforcement under the Business Corporation Law, of the right of shareholders of any constituent domestic corporation to receive payment for their shares against the (surviving or consolidated) corporation; and it designates the Secretary of State of New York as its agent upon whom process against it may be served in the manner set forth in paragraph (b) of Section 306 of the Business Corporation Law, in any action or special proceeding. The post office address to which the Secretary of State shall mail a copy of any process against it served upon him is 1290 Avenue of the Americas, New York, New York 10104.

EIGHTH:  Gleacher agrees that, subject to the provision of Section 623 of the Business Corporation Law, it will promptly pay to the shareholders of each constituent domestic corporation the amount, if any, to which they shall be entitled under the provisions of the Business Corporation Law, relating to the right of the shareholders to receive payment for their shares.

NINTH:  Gleacher designates the secretary of state as its agent upon whom process against it may be served in the manner set forth in paragraph (b) of section 306 (Service of Process), in any action or special proceeding. The secretary of state shall mail a copy of any process against Gleacher & Company, Inc. so served upon the secretary of state at 1290 Avenue of the Americas, New York, New York 10104.

(i) Broadpoint hereby certifies that all fees and taxes, including penalties and interest, administered by the Department of Taxation and Finance of the State of New York which are now due and payable by each constituent domestic corporation have been paid and that a cessation franchise tax report, estimated or final, through the anticipated date of the merger has been filed by each constituent domestic corporation. (ii) Gleacher hereby agrees that it will within 30 days after the filing of the certificate of merger file the cessation franchise tax report, if an estimated report was previously filed, and promptly pay to the Department of Taxation and Finance of the State of New York all fees and taxes, including penalties and interest, if any, due to the Department of Taxation and Finance by each constituent domestic corporation.

[THIS SPACE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Broadpoint Gleacher Securities Group, Inc. has caused this Certificate of Merger to be signed by          , its          , and attested by          , its          ; and Gleacher & Company, Inc. has caused this Certificate of Merger to be signed by          , its          , and attested by          , its          , this [  ] day of [          ], 2010.

BROADPOINT GLEACHER
SECURITIES GROUP, INC.

By:
Name:
Title:

ATTEST:

By:

Name:
Title:

GLEACHER & COMPANY, INC.

By:

Name:
Title:

ATTEST:

By:

Name:
Title:

Exhibit B
to
Merger Agreement

CERTIFICATE OF MERGER
MERGING
BROADPOINT GLEACHER SECURITIES GROUP, INC.
WITH AND INTO
GLEACHER & COMPANY, INC.

Pursuant to Section 252 of the General Corporation Law of
the State of Delaware

Gleacher & Company, Inc. does hereby certify as follows:

FIRST:  That constituent corporation Broadpoint Gleacher Securities Group, Inc. (“Broadpoint”) was incorporated in the State of New York pursuant to the New York Business Corporation Law, and Gleacher & Company, Inc. (“Gleacher”) was incorporated pursuant to the Delaware General Corporation Law (the “DGCL”).

SECOND:  That an Agreement and Plan of Merger (the “Merger Agreement”), setting forth the terms and conditions of the merger of Broadpoint with and into Gleacher (the “Merger”), has been approved, adopted, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252(c) of the DGCL.

THIRD:  That Gleacher shall be the surviving corporation after the Merger (the “Surviving Corporation”). The name of the Surviving Corporation shall be “Gleacher & Company, Inc.”

FOURTH:  Upon the effectiveness of the Merger, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to provide as set forth in Annex A attached hereto.

FIFTH:  That an executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

Gleacher & Company, Inc.
1290 Avenue of the Americas
New York, New York 10104

SIXTH:  That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:  That the Merger shall become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Surviving Corporation has caused this Certificate of Merger to be executed in its corporate name as of this [  ] day of [          ], 2010.

Gleacher & Company, Inc.

By:
Name:
Title:

ANNEX A
to
Certificate of Merger

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GLEACHER & COMPANY, INC.

[Refer to Appendix B to this Proxy Statement]

Exhibit C to
Merger Agreement

PLAN OF MERGER

The following corporations are parties to this Plan of Merger: (i) Broadpoint Gleacher Securities Group, Inc., a New York corporation (the “Broadpoint”), originally formed under the name First Albany Companies Inc., and (ii) Gleacher & Company, Inc., a Delaware corporation (the “Gleacher”).

1. The designation and number of outstanding shares of each class and series of capital stock of each Constituent Corporation is as follows:

Number of Shares
Name of Constituent Corporation	Designation of Outstanding Shares	Entitled to Vote

Broadpoint Gleacher Securities Group, Inc.	Common Stock, $0.01 par value; [ ] shares outstanding	[ ] shares
	Preferred Stock; $1.00 par value; 1,000,000 shares outstanding	No shares
Gleacher & Company, Inc.	Common Stock, $0.01 par value; 100 shares outstanding	100 shares

None of the outstanding shares indicated in the table above are entitled to vote as a class on the Merger (as defined below). Further, none of the outstanding shares indicated in the table above are subject to change prior to the effective date of the Merger.

2. Broadpoint owns all of the outstanding shares of Gleacher.

3. Broadpoint shall be merged with and into Gleacher (the “Merger”).

4. All of the shares of Gleacher outstanding immediately prior to the Merger shall thereupon be canceled.

5. Upon the Merger, each outstanding share of common stock, $0.01 par value per share, of Broadpoint (“Broadpoint Common Stock”) shall be converted into one share of common stock, $0.01 par value per share, of Gleacher (“Gleacher Common Stock”).

6. Upon the Merger, each outstanding share of preferred stock, $1.00 par value per share, of Broadpoint (“Broadpoint Preferred Stock”) shall be converted into one share of preferred stock, $1.00 par value per share, of Gleacher (“Gleacher Preferred Stock”).

7. Each holder of Broadpoint Common Stock or Broadpoint Preferred Stock may thereupon surrender the corresponding share certificate or certificates to the Secretary of Gleacher and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which the shares theretofore represented by a certificate or certificates so surrendered shall have been converted as provided herein.

8. Upon the Merger, each outstanding and unexercised option, warrant, or other right to purchase Broadpoint Common Stock shall become an option, warrant, or other right to purchase Gleacher Common Stock on the basis of one share of Gleacher Common Stock for each share of Broadpoint Common Stock issuable pursuant to any such option, warrant, or other stock purchase right, on the same terms and conditions applicable to any such Broadpoint option, warrant, or other stock purchase right.

9. Upon the Merger, each outstanding and unexercised option, warrant, or other right to purchase Broadpoint Preferred Stock shall become an option, warrant, or other right to purchase Gleacher Preferred Stock on the basis of one share of Gleacher Preferred Stock for each share of Broadpoint Preferred Stock issuable pursuant to any such option, warrant, or other stock purchase right, on the same terms and conditions applicable to any such Broadpoint option, warrant, or other stock purchase right.

10. The officers and directors of Broadpoint immediately preceding the Merger shall be the officers and directors of Gleacher immediately following the Merger.

11. The Certificate of Incorporation of Gleacher, as amended and restated immediately following the Merger, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

12. The Bylaws of Gleacher, as amended and restated immediately following the Merger, shall continue in full force and effect as the Bylaws of the surviving corporation.

13. The name of the surviving corporation shall be “Gleacher & Company, Inc.,” a Delaware corporation.

14. This Plan of Merger shall be effective as of the date of filing of a Certificate of Merger with the State of Delaware.

[Remainder of Page Left Blank Intentionally]

Appendix B
to
Proxy Statement

Amended and Restated Certificate of Incorporation
of
GLEACHER & COMPANY, INC.

ARTICLE 1.

NAME

The name of this corporation is Gleacher & Company, Inc. (the “Corporation”).

ARTICLE 2.

REGISTERED OFFICE AND AGENT

The registered office of the Corporation shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The registered agent of the Corporation at such address shall be The Corporation Trust Company.

ARTICLE 3.

PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”). The Corporation shall have all power necessary or convenient to the conduct, promotion or attainment of such acts and activities.

ARTICLE 4.

CAPITAL STOCK

4.1 Authorized Shares

The aggregate number of shares which the Corporation shall have the authority to issue is 200,000,000 shares of Common Stock, par value $0.01 per share, and 1,500,000 shares of Preferred Stock, par value $1.00 per share. The designations, relative rights, preferences and limitations of the shares of each class are as follows.

4.2 Common Stock

(a) Each holder is entitled to one vote for each share held with respect to all matters upon which stockholders have a right to vote.

(b) In the event of the liquidation of the Corporation, the holders of Common Stock will be entitled to share ratably in any proceeds available for distribution after payment of all claims of creditors.

4.3 Preferred Stock

(a) The Board of Directors is authorized, subject to limitations prescribed by the Delaware General Corporation Law and the provisions of this certificate of incorporation, to provide, by resolution or resolutions from time to time, and by filing a certificate(s) pursuant to the Delaware General Corporation Law, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations, or restrictions thereof, including, but without limiting the generality of the foregoing, the following:

(1) The distinctive designations, and the number, of shares of Preferred Stock that shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(2) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or noncumulative;

(3) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

(4) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

(5) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up, of the Corporation;

(6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

(7) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine; provided, however, that each holder of Preferred Stock shall have no more than one vote in respect of each share of Preferred Stock held by him on any matter voted upon by the stockholders.

(b) Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in this certificate of incorporation or any certificate of designations, an amendment of this certificate of incorporation to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board of Directors of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any similar provision hereafter enacted, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefore.

(c) Except as otherwise required by law or provided in this certificate of incorporation or any certificate of designations for the relevant series, holders of Common Stock, as such, shall not be entitled to vote on any amendment of this certificate of incorporation or any certificate of designations that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this certificate of incorporation, any certificate of designations or pursuant to the Delaware General Corporation Law as then in effect.

4.4 Series B Mandatory Redeemable Preferred Stock

(a) Designations and Definitions.  A total of 1,000,000 shares of the Corporation’s previously undesignated Preferred Stock, $1.00 par value, shall be designated as the Series B Mandatory Redeemable Preferred Stock (the “Series B Preferred Stock”), pursuant to the terms of this certificate of incorporation.

(b) Dividends.

(1) Cash Dividend.  The holder of each share of Series B Preferred Stock shall be entitled to receive a cash dividend equal to ten percent (10%) per annum of the Series B Original Issue Price (as defined in Section 4.4(c)(1) below, and as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to the Series B Preferred Stock (each a “Series B Recapitalization Event”)), payable quarterly in arrears, out of any assets legally available therefore (the “Cash Dividend”). The Corporation shall pay the Cash Dividend on each of March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2008, or if such day is not a Business Day, on the next succeeding Business Day. The Cash Dividend payable shall be calculated as follows: (i) for any full quarter period, on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarter period for which the Cash Dividend is calculated, on the basis of a 30-day month, and (iii) for such periods of less than a month, the actual number of days elapsed over a 30-day month.

(2) Accruing Dividend.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate of four percent (4%) per annum of the Series B Original Issue Price, compounded quarterly, shall accrue on such shares of Series B Preferred Stock (the “Accruing Dividend”). Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided however, that except as set forth in Section 4.4(b)(3) or in Sections 4.4(c) (Liquidation Preference) and 4.4(e) (Redemption), the Corporation shall be under no obligation to pay such Accruing Dividends.

(3) Restrictions on Dividends.  The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless (in addition to the obtaining of any consents required elsewhere in the Certificate of Incorporation, including the consent of the holders of a majority of the Series B Preferred Stock required by Section 4.4(d)(2) below, the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Preferred Stock in an amount equal to all accrued and unpaid Cash Dividends and Accruing Dividends.

(c) Liquidation Preference.

(1) Series B Preferred Stock Preference.  In the event of any liquidation, dissolution or winding up of the Corporation (or deemed occurrence of such event pursuant to Section 4.4(c)(3), whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Common Stock or any other class of preferred stock of the Corporation ranking junior to the Series B Preferred Stock by reason of their ownership thereof, for each outstanding share of Series B Preferred Stock: (1) the amount equal to the Series B Original Issue Price (as defined below and as appropriately adjusted for any Series B Recapitalization Event) plus (2) an amount equal to all unpaid Cash Dividends and Accruing Dividends on such share of Series B Preferred Stock (such amount, together with the Series B Original Issue Price, the “Series B Liquidation Amount”). If upon the occurrence of a liquidation, dissolution or winding up of the Corporation (or deemed occurrence of such event pursuant to Section 4.4(c)(3), the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of the stock of the Corporation shall be insufficient to permit the payment to holders of the Series B Preferred Stock of the aggregate Series B Liquidation Amount which they would otherwise be entitled to receive, then the entire assets and funds of the Corporation legally available for distribution shall first be distributed ratably among the holders of the Series B Preferred Stock in proportion to the aggregate Series B Liquidation Amount each such holder would otherwise be entitled to receive. For purposes of the Corporation’s certificate of incorporation, the “Series B Original Issue Price” shall be equal to $25.00 (as appropriately adjusted for any Series B Recapitalization Event).

(2) Remaining Assets.  After payment in full has been made to the holders of the Series B Preferred Stock of the full amounts to which they shall be entitled as provided in Section 4.4(c)(1), the entire remaining assets and funds of the Corporation legally available for distribution to stockholders shall be distributed among the holders of Common Stock and any other classes of preferred stock of the Corporation ranking junior to the Series B Preferred Stock, as described in the Certificate of Incorporation.

(3) Deemed Liquidation Events.  Unless waived by a vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class, for purposes of Section 4.4(c):

(i) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of Section 4.4(c)(3), all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation;

(each of (i) or (ii) being a “Deemed Liquidation Event” and together with liquidation, dissolution, or winding up of the Corporation under Section (1), a “Liquidation Event”), shall be deemed to be a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series B Preferred Stock to receive at the closing (and at each date after the closing on which additional amounts (such as earn-out payments, escrow amounts or other contingent payments) are paid to stockholders of the Corporation as a result of the transaction) in cash or, with the consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, in securities or other property (valued as provided in Section 4.4(c)(4), an amount equal to the Series B Liquidation Amount. Notwithstanding anything herein to the contrary, in no event shall the sale or transfer of FA Technology Ventures Corporation be considered to be a Deemed Liquidation Event or a Liquidation Event.

(4) Valuation of Non-Cash Assets.  If any of the assets of the Corporation are to be distributed under this Section 4.4(c), or for any purpose, in a form other than cash, then the fair market value of any such assets to be distributed to the holders of the Series B Preferred Stock shall be determined in good faith by the Board of Directors of the Corporation subject to the approval of the holders of at least a majority of all then outstanding shares of Series B Preferred Stock. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by 4.4(c)(4)(C)(ii) below:

(A) If traded on a securities exchange, the value shall be deemed to be the volume weighted average of the closing prices of the securities on such exchange or system over the thirty (30) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;

(B) If actively traded over-the-counter, the value shall be deemed to be the volume weighted average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation subject to the approval of the holders of at least a majority of all then outstanding shares of Series B Preferred Stock.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation subject to the approval of the holders of at least a majority of all then outstanding shares of Series B Preferred Stock.

(iii) In the event that the holders of at least a majority of all then outstanding shares of Series B Preferred Stock do not approve the determination of the fair market value of any non-cash assets pursuant to Section 4.4(c)(4), the parties shall attempt to resolve their differences through good faith negotiation. If the Board of Directors and the holders of at least a majority of all then outstanding shares of Series B Preferred Stock are unable to resolve such disagreement within ten (10) business days, the fair market value shall be determined by an Independent Appraiser (as defined below) selected by agreement of the Board of Directors and the holders of at least a majority of all then outstanding shares of Series B Preferred Stock. If the parties cannot agree upon an Independent Appraiser within ten (10) business days, then, within a further ten (10) business days, the parties shall each select one Independent Appraiser and the two Independent Appraisers shall, within a further ten (10) business days, select a third Independent Appraiser who shall determine the fair market value. For the purposes of this paragraph (iii), “Independent Appraiser” shall mean any nationally recognized independent auditing firm or investment banking firm that does not provide services directly to either party.

(5) Contingent Payments.  In the event of a Deemed Liquidation Event pursuant to Section 4.4(c)(3) above, if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow and/or is payable to the stockholders of the Corporation subject to contingencies, the agreement effecting the Deemed Liquidation Event shall provide that (a) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4.4(c)(1), 4.4(c)(2) and 4.4(c)(4) as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event and (b) any additional consideration which becomes payable to the stockholders of the Corporation upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4.4(c)(1), 4.4(c)(2) and 4.4(c)(4) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

(6) Conditions to a Deemed Liquidation Event.  The Corporation shall not have the power to effect a Deemed Liquidation Event if the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall not be allocated among the holders of capital stock of the Corporation in accordance with Section 4.4(c).

(d) Voting Rights.

(1) In General.  The Series B Preferred Stock shall not be entitled to vote on any matter except as provided herein or as may be required by law.

(2) Special Voting Rights, Protective Provisions.  The Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, voting together as a single class:

(i) amend this certificate of incorporation or its Bylaws if such amendment would result in any change to the rights, preferences or privileges of the Series B Preferred Stock, whether by merger, consolidation or otherwise;

(ii) increase the number of authorized shares of Series B Preferred Stock, whether by merger, consolidation or otherwise;

(iii) create any new class or series, or reclassify any existing class or series, having a preference over, or on a parity with, the Series B Preferred Stock with respect to dividends, redemptions, or upon liquidation, whether by merger, consolidation or otherwise;

(iv) redeem or repurchase shares of the Corporation’s capital stock other than (a) redemption of shares of Series B Preferred Stock in accordance with Section 4.4(e) below, or (b) shares of Common Stock repurchased at a price not greater than fair market value from employees or officers upon termination of service to the Corporation;

(v) permit, or permit any of its subsidiaries, to operate their businesses outside the industry in which the Corporation and its subsidiaries operate as of the date hereof;

(vi) directly or indirectly declare or pay any dividend or make any other payment or distribution on account of its capital stock (including, without limitation, any payment in connection with any merger or consolidation involving the Corporation or any subsidiary) or to the direct or indirect holders of its equity in their capacity as such, other than dividends or distributions payable (a) to the holders of Series B Preferred Stock, including the Cash Dividends and Accruing Dividends, or (b) to the Corporation or any subsidiary of the Corporation;

(vii) set the number of directors which constitute the entire Board of Directors of the Corporation at a number in excess of nine (9); and

(viii) terminate its status as an issuer required to file reports under the Securities Exchange Act of 1934, as amended.

(3) Subject to the proviso at the end of this sentence, if the Corporation fails to pay the specified Redemption Price on a given Redemption Date as required pursuant to Sections 4.4(e)(1) and 4.4(e)(6) below, and such failure is not cured within thirty (30) calendar days after written notice is received by the Corporation from the holders of a majority of the shares of Series B Preferred Stock, the holders of Series B Preferred Stock acting separately from all other classes of capital stock of the Corporation shall have the right, but not the obligation, to elect (i) three (3) directors to the board of directors of the Corporation if such default has not been cured within the thirty (30) day cure period (the “Cure Period”), (ii) an additional three (3) directors to the board of directors of the Corporation at the end of the first three month period following the Cure Period during which such default continues uncured and (iii) an additional four (4) (or such greater number so that the directors elected by the holders of the Series B Preferred Stock shall constitute a majority of the directors) directors to the board of directors of the Corporation at the end of the second three month period following the Cure Period during which such default continues uncured; provided that if there shall not be sufficient vacancies on the board of directors of the Corporation the Corporation shall immediately commence, diligently pursue, and use its best efforts to promptly and timely take all action as is necessary, including, without limitation, calling a special meeting of stockholders, to increase the number of directors constituting the entire Board of Directors of the Corporation by a number sufficient to accommodate the right of the holders of Series B Preferred Stock to elect directors pursuant to this paragraph (3). Until the default in payments which permitted the election of said directors by the holders of Series B Preferred Stock shall have been cured in its entirety, any director who shall have been so elected pursuant to the preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall have been cured in its entirety, the holders of the Series B Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting right shall forthwith terminate. The holders of Series B Preferred Stock may take any action required or permitted under this paragraph (3) by written consent executed by, or on behalf of, the holders of a majority of the Series B Preferred Stock and such action shall be effective immediately upon delivery of a copy of such executed notice to the Corporation.

(e) Redemption.

(1) Mandatory Redemption.  The Corporation shall redeem, out of funds legally available therefor, all outstanding shares of Series B Preferred Stock on or prior to June 27, 2012 (the “Mandatory Redemption Date”). The Corporation shall redeem the shares of Series B Preferred Stock by paying in cash an amount per share equal to the Series B Liquidation Amount (the “Redemption Price”).

(2) [INTENTIONALLY OMITTED].

(3) Redemption at the Option of the Corporation.  At any time and from time to time, the Corporation may, at its option, redeem the Series B Preferred Stock in whole or in part, at a price payable in cash, equal to the Redemption Price multiplied by the applicable Premium Call Factor (defined below) calculated as of and including the Redemption Date (as defined in Section 4.4(e)(4)), and subject to the satisfaction of the following conditions precedent:

(i) any such redemption shall be effected on a pro rata basis with respect to all then outstanding shares of Series B Preferred Stock; and

(ii) any such redemption shall be preceded by delivery of a Redemption Notice in compliance with Section 4.4(e)(5) below.

The applicable “Premium Call Factor” shall be determined in accordance with the following schedule:

Premium
Date of Redemption	Call Factor

At all times prior to and including June 26, 2009:	1.07
From June 27, 2009 to and including December 27, 2009:	1.06
From December 28, 2009 to and including June 27, 2010:	1.05
From June 28, 2010 to and including December 27, 2011:	1.04
From December 28, 2011 to the Mandatory Redemption Date:	1.00

(4) Partial Redemption.  If the funds legally available for redemption of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full respective Redemption Prices on the Mandatory Redemption Date, the Corporation shall effect such redemption on such date pro rata among the holders of the Series B Preferred Stock so that each holder of Series B Preferred Stock shall receive a redemption payment equal to a fraction of the aggregate amount available for redemption, the numerator of which is the number of shares of Series B Preferred Stock held by such holder, and the denominator of which is the number of shares of Series B Preferred Stock outstanding. Thereafter, at the end of each of the next succeeding fiscal quarters when there are funds which are legally available for the redemption of capital stock of the Company, those funds will be immediately used to redeem the maximum possible number of the remaining shares of Series B Preferred Stock ratably among the holders of such shares to be redeemed based upon their holdings of Series B Preferred Stock, and otherwise in accordance with the procedures set forth in Sections 4.4(e)(4) and (5) (any date on which a redemption payment is made, a “Redemption Date”). The shares of Series B Preferred Stock not so redeemed shall remain outstanding and entitled to all the rights and preferences provided herein including, without limitation, the right to elect directors to the board of directors of the Corporation as specified in Section 4.4(d)(3).

(5) Redemption Notice.  At least thirty (30) calendar days but not more than sixty (60) calendar days prior to the relevant Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, the holder’s certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). Except as provided herein, on or after the Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares (or appropriate evidence of the loss thereof), in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears in the books and records of the Company as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(6) Redemption Demand.

(i) Upon an Event of Non-Compliance (as defined below), in addition to, and not to the exclusion of, any other rights or remedies available to the holders of Series B Preferred Stock to protect and enforce their rights (including, without limitation, by suit in equity and/or action at law for damages or specific performance of any covenant or agreement) the holders of at least a majority of the then outstanding shares of Series B Preferred Stock may demand redemption of the outstanding Series B Preferred Stock at the current Redemption Price multiplied by the applicable Premium Call Factor (a “Redemption Demand”). Redemption payments made after an Event of Non-Compliance and pursuant to a Redemption Demand shall be due within five (5) business days of the Corporation’s receipt of the Redemption Demand.

(ii) For purposes of this certificate of incorporation, an “Event of Non-Compliance” shall be when any one or more of the following events has occurred: (i) a breach by the Corporation of any of the special voting provisions in Section 4.4(d)(2) above; (ii) the failure by the Corporation to pay Cash Dividends or Accruing Dividends when due, if such failure is not cured within thirty (30) calendar days of such due date.

(7) Stockholder Rights.  From and after the applicable Redemption Date, unless there shall have been a default in payment of the Redemption Price (and then after such payment default has been cured), all rights of the holders of shares of Series B Preferred Stock redeemed shall cease with respect to the shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

(8) Reacquired Shares.  Any Series B Preferred Stock purchased, redeemed pursuant to this Section 4.4(e), or otherwise acquired by the Corporation in any manner whatsoever, will be retired and cancelled and will not under any circumstances be reissued, sold or transferred, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

(f) Failure to Make Cash Payments.  Whenever the Corporation is required to make any cash payment to a holder of Series B Preferred Stock under this certificate of incorporation (in the form of Cash Dividends, upon liquidation or redemption or otherwise), such cash payment shall be made to the holder in good funds on the date specified herein. If such payment is not delivered within the relevant time period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of 16% and the highest interest rate permitted by applicable law (the “Default Interest”) until such payment default is Cured (as defined below). “Cured” shall mean:

(1) In the event of failure to pay a Cash Dividend when due, the payment of all unpaid Cash Dividends, Accruing Dividends and the Default Interest;

(2) In the event of failure to pay upon a Liquidation Event, the payment of the Series B Liquidation Amount and the Default Interest; and

(3) In the event of failure to pay the Redemption Price, the payment of the Redemption Price multiplied by the applicable Premium Call Factor and the Default Interest.

(g) Lost, Stolen or Mutilated Stock Certificates.  Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of an outstanding stock certificate representing shares of Series B Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation in customary form, the Corporation shall execute and deliver to the holder a new stock certificate representing and evidencing the same outstanding shares of Series B Preferred Stock.

(h) General.

(1) To the fullest extent permitted by law, any of the rights of the holders of the Series B Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding.

(2) The Corporation shall take no action to avoid or seek to avoid the observance or performance of any of the terms of this certificate of incorporation, including by means of amendment to this certificate of incorporation, its Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action.

4.5 No Preemptive Rights

No holder of Preferred Stock or of Common Stock shall have any preemptive or other right, as such holder, to purchase or subscribe for any stock of any class or any obligations convertible into, or any right or option to purchase, stock (whether now or hereafter authorized) of any class which the corporation may at any time issue or sell, but any and all such stock, obligations, rights and/or options may be issued and disposed of by the Board of Directors to such persons, firms or corporations, and for such lawful consideration and on such terms as the Board of Directors, in its discretion, may determine, without first offering the same or any thereof to the holders of the Preferred Stock or of the Common Stock.

ARTICLE 5.

INCORPORATOR

5.1 The name and mailing address of the incorporator (the “Incorporator”) is [          ] [          ].

5.2 The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation.

ARTICLE 6.

BOARD OF DIRECTORS

6.1 Number and Election

(a) Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this certificate of incorporation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the bylaws of the Corporation and may be increased or decreased from time to time in such manner as may be prescribed in the bylaws.

(b) Unless and except to the extent that the bylaws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot.

(c) [If Proposal No. 3 is approved, the following provision will be included in the certificate of merger or an amendment to the Corporation’s certificate of incorporation following the reincorporation] Subject to the rights of holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this certificate of incorporation, directors shall hold office until the next annual meeting of stockholders after the date of such directors’ election or appointment and until his or her successor has been duly elected and qualified. At each annual meeting of stockholders, directors elected at such annual meeting shall hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

[If Proposal No. 3 is not approved, the following provision will be included in the certificate of merger or an amendment to the Corporation’s certificate of incorporation following the merger] The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this certificate of incorporation, shall be divided into three classes, and designated as Class I, Class II, and Class III. The term of all initial Class I directors shall expire at the 2011 annual meeting of stockholders. The term of all initial Class II directors shall expire at the 2012 annual meeting of stockholders. The term of all initial Class III directors shall expire at the 2013 annual meeting of stockholders. The successors of the class of directors whose term expires at an annual meeting of stockholders shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and until their successors are duly elected and qualified.

(d) Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the bylaws of the Corporation.

(e) Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this certificate of incorporation to elect additional directors under specified circumstances, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors in accordance with the bylaws, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the next meeting of stockholders at which the election of directors is in the regular order of business and until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

(f) [If Proposal No. 3 is not approved, the following provision will be included in the certificate of merger or an amendment to the Corporation’s certificate of incorporation following the reincorporation; if Proposal 3 is approved, this provision will be omitted.] Notwithstanding anything contained in this certificate of incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock (as defined below), voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with this Section 6.1. For purposes of this certificate of incorporation, “voting stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

6.2 Removal of Directors

Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in this certificate of incorporation or any certificate of designations to elect additional directors under specified circumstances, any director may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class.

6.3 Management of the Business and Affairs of the Corporation

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

6.4 Limitation of Liability

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Section 6.4 shall be prospective only and shall not adversely affect any right or protection of, or any limitation on the liability of, a director of the Corporation existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal or modification.

ARTICLE 7.

COMPROMISE OR ARRANGEMENT

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such a manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE 8.

AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS

8.1 Bylaws

The Board of Directors shall have the power to adopt, amend and repeal bylaws of the Corporation. Any bylaws made by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto. Notwithstanding the previous sentence and anything contained in this certificate of incorporation to the contrary, Sections 2.3, 2.12, 3.2, 3.4 and 3.5 of the bylaws of the Corporation shall not be amended or repealed, and no provision inconsistent therewith shall be adopted, by the stockholders without the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding voting stock, voting together as a single class.

8.2 Reservation of Right to Amend Certificate of Incorporation

The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this certificate of incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges, of any nature conferred upon stockholders, directors, or any other persons by and pursuant to this certificate of incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article 8. Notwithstanding anything contained in this certificate of incorporation to the contrary, the affirmative vote of at least 80 percent of the voting power of the then outstanding voting stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with this Article 8.

ARTICLE 9.

STOCKHOLDER MATTERS

9.1 Consent in Lieu of Meeting

Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

9.2 Call of Special Meetings

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board, by resolution of the Board of Directors, by the Chief Executive Officer, by the President or by the Secretary of the Corporation.

THE UNDERSIGNED, being the incorporator hereinabove named, makes and files this certificate of incorporation, and does hereby declare and certify that said instrument is its act and deed and that the facts stated herein are true, and accordingly has executed this certificate of incorporation this [     ] day of [     ], 2010.

GLEACHER & COMPANY, INC.

By:
[     ], Incorporator

Appendix C
to
Proxy Statement

BYLAWS
OF
GLEACHER & COMPANY, INC.

(Effective          , 2010)

1. OFFICES

1.1 Registered Office

The initial registered office of the Corporation shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be The Corporation Trust Company located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

1.2 Other Offices

The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2. MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings

All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors.

2.2 Annual Meetings

The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors, at which meetings stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

2.3 Special Meetings

Special meetings of the stockholders, for any purpose or purposes, may be called at any time by the Chairman of the Board, by resolution of the Board of Directors, by the Chief Executive Officer, by the President or by the Secretary. Special meetings of stockholders shall be held at such place as shall be fixed by the person or persons calling the meeting and stated in the notice or waiver of notice of the meeting. At any special meeting only such business may be transacted which is related to the purpose or purposes set forth in the notice or waiver of notice of the meeting.

2.4 Notice of Meetings

Whenever stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, unless it is the annual meeting, indicating that it is being issued by or at the direction of the person or persons calling the meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called. If, at any meeting, action is proposed to be taken which would, if taken, entitle stockholders fulfilling the requirements of Sections 253 or 262 of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect and shall be accompanied by a copy of said Sections 253 or 262 or an outline of its material terms. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than fifty days before the date of the meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the stockholder at his address as it appears on the record of stockholders, or, if he shall have filed with the Secretary of the

Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address.

When a meeting is adjourned to another time or place, unless the bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the Delaware General Corporation Law, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.5 Waivers of Notice

Notice of meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. Whenever the giving of any notice is required by statute, the certificate of incorporation of the Corporation (which shall include any amendments thereto and shall be hereinafter referred to as so amended as the “Certificate of Incorporation”) or these bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (a) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

2.6 Business at Special Meetings

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these bylaws).

2.7 List of Stockholders

A list of stockholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of stockholders upon the request thereat or prior thereto of any stockholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote thereat may vote at such meeting.

2.8 Quorum at Meetings

Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by the Delaware General Corporation Law, the holders of a majority of the shares entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, the holders of a majority of the outstanding shares of such class or classes, who are present in person or represented by proxy, shall constitute a quorum entitled to take action on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (a) to holding the meeting or transacting business at the meeting, or (b) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time and at any such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

2.9 Proxies

Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided in this section. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

Except when other provision shall have been made by written agreement between the parties, the record holder of shares which he holds as pledgee or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefore and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

A stockholder shall not sell his vote or issue a proxy to vote to any person for any sum of money or anything of value, except as authorized in this section and Section 218 of the Delaware General Corporation Law.

A proxy which is entitled “irrevocable proxy” and which states that it is irrevocable, is irrevocable when it is held by any of the following or a nominee of any of the following:

(1) A pledgee;

(2) A person who has purchased or agreed to purchase the shares;

(3) A creditor or creditors of the Corporation who extend or continue credit to the Corporation in consideration of the proxy if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit;

(4) A person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contract of employment, the name of the employee and the period of employment contracted for; or

(5) A person designated by or under an agreement under paragraph (c) of said Section 218.

Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated, or the agreement under paragraph (c) of said Section 218 has terminated; and, in a case provided for in subparagraph (3) or (4) above, becomes revocable three years after the date of the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section. This paragraph does not affect the duration of a proxy under the second paragraph of this section.

A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificate representing such shares.

2.10 Required Vote

When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon, unless the proposed action is one upon which, by express provision of the Delaware General Corporation Law or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control the decision of such question. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class, unless the proposed action is one upon which, by express provision of statutes or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election.

2.11 Action Without a Meeting

Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

2.12 Notice of Stockholder Business and Nominations

(A) Annual Meeting of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (2) and (3) of paragraph (A) of this Section 2.12 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (b) of paragraph (A)(1) of this Section 2.12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this paragraph (A)(2) of this Section 2.12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meeting of Stockholders.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this paragraph (B) and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(C) General.

(1) Only persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12.

(2) Except as otherwise provided by law, the Certificate of Incorporation or this Section 2.12, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.12 and, if any proposed nomination or business is not in compliance with this Section 2.12, to declare that such defective proposal or nomination shall be disregarded.

(3) Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances or to consent to specific actions taken by the Corporation.

2.13 Inspectors of Votes

The Board of Directors, in advance of any stockholders’ meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders’ meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

Unless appointed by the Board of Directors or requested by a stockholder, as above provided in this section, inspectors shall be dispensed with at all meetings of stockholders.

3. DIRECTORS

3.1 Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware General Corporation Law.

3.2 Number, Election and Term

Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors, but shall consist of not more than fifteen (15) nor less than the minimum number required by law.

[If Proposal No. 3 is not approved, the following provision will be included in the Corporation’s bylaws] The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation, shall be divided into three classes, and designated as Class I, Class II, and Class III. The term of all initial Class I directors shall expire at the 2011 annual meeting of stockholders. The term of all initial Class II directors shall expire at the 2012 annual meeting of stockholders. The term of all initial Class III directors shall expire at the 2013 annual meeting of stockholders. The successors of the class of directors whose term expires at an annual meeting of stockholders shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and until their successors are duly elected and qualified.

[If Proposal No. 3 is approved, the following provision will be included in the Corporation’s bylaws] Subject to the rights of holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances, at each annual meeting of stockholders, directors elected at such annual meeting shall hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

3.3 Resignations

Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, if any, or if no time is specified therein, then upon receipt of such notice by the addressee; and, unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.

3.4 Removal of Directors

Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect additional directors under specified circumstances, any director may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class. For purposes of these bylaws, “voting stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

3.5 Newly Created Directorships and Vacancies

Subject to the rights of the holders of shares of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect additional directors under specified circumstances, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors in accordance with these bylaws, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the next meeting of stockholders at which the election of directors is in the regular order of business and until such director’s successor shall have been duly elected and qualified

3.6 Meetings

3.6.1 Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.6.2 Annual Meeting

The newly elected Board of Directors shall meet immediately following the adjournment of the annual meeting of stockholders in each year at the same place and no notice of such meeting shall be necessary.

3.6.2 Special Meetings

Special meetings may be called at any time by the Chairman of the Board, Chief Executive Officer, President or Secretary, or by resolution of the Board of Directors. Special meetings shall be held at such places as shall be fixed by the person or persons calling the meeting and stated in the notice or waiver of notice of the meeting.

Special meetings of the Board of Directors shall be held upon notice to the directors. Notice of a special meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

Unless waived, notice of each special meeting of the Board of Directors, stating the time and place of the meeting, shall be given to each director by delivered letter, by telegram or by personal communication either over the telephone, by electronic transmission or otherwise, in each such case not later than the second day prior to the meeting, or by mailed letter deposited in the United States mail with postage thereon prepaid not later than the seventh day prior to the meeting. Notices of special meetings of the Board of Directors and waivers thereof need not state the purpose or purposes of the meeting.

3.6.3 Telephone Meetings

A member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.6.4 Action Without Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by electronic transmission and the writing or writings and transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

3.6.5 Waiver of Notice of Meeting

A director may waive any notice required by the Delaware General Corporation Law, the Certificate of Incorporation or these bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.7 Quorum and Vote at Meetings

At all meetings of the Board, a quorum of the Board of Directors consists of the presence of a majority of the total number of directors constituting the entire Board of Directors. The affirmative vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the Delaware General Corporation Law, the Certificate of Incorporation or these bylaws.

3.8 Compensation

Directors shall receive such fixed sums and expenses of attendance for attendance at each meeting of the Board of Directors or of any committee and such salary as may be determined from time to time by the Board of Directors; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

3.9 Committees

(a) The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate from among its members an Executive Committee and other committees, each of which shall (i) operate by a written charter setting forth the authority and responsibility of such committee, (ii) consist of two or more directors, and (iii) to the extent provided in the resolution, have all the authority of the Board of Directors, except that no such committee shall have authority as to the following matters:

(i) the submission to stockholders of any action that needs stockholders’ approval under the Delaware General Corporation Law;

(ii) the filling of vacancies in the Board of Directors or in any committee;

(iii) The fixing of compensation of the directors for serving on the Board of Directors or on any committee;

(iv) The amendment or repeal of the bylaws, or the adoption of new bylaws; or

(v) The amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amenable or repealable.

The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee. Each such committee shall serve at the pleasure of the Board of Directors.

Regular meetings of any such committee shall be held at such times and places as shall from time to time be fixed by such committee, and no notice thereof shall be necessary. Special meetings may be called at any time by any officer of the Corporation or any member of such committee. Notice of each special meeting of each such committee shall be given (or waived) in the same manner as notice of a special meeting of the Board of Directors. A majority of the members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at the time of the vote, if a quorum is present at such time, shall be the act of the committee.

(b) Audit Committee

There shall be an Audit Committee of the Board of Directors which shall serve at the pleasure of the Board of Directors and be subject to its control. Members shall be appointed by the Board of Directors. The committee shall appoint and/or discharge the Corporation’s independent auditors, shall oversee, review and approve the scope and plan of the annual audit, shall review the results of such audit, and shall perform such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

(c) Executive Compensation Committee

There shall be an Executive Compensation Committee of the Board of Directors, which will serve at the pleasure of the Board of Directors and be subject to its control. Members shall be appointed by the Board of Directors. The Committee shall approve the compensation of the executive officers of the Company, and shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

(d) Committee on Directors and Corporate Governance

There shall be a Committee on Directors and Corporate Governance of the Board of Directors, which will serve at the pleasure of the Board of Directors and be subject to its control. Members shall be appointed by the Board of Directors. The Committee shall approve all Board of Director nominations, develop and recommend corporate governance guidelines to be adopted by the Board of Directors and shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

3.10 Interested Directors

No contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of the Corporation’s directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the Board of Directors, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose.

(1) If the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the Board of Directors or committee, and the Board of Directors or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the Board of Directors as defined in Section 141(b) of the Delaware General Corporation Law, by unanimous vote of the disinterested directors; or

(2) If the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the stockholders entitled to vote thereon, and such contract or transaction is approved by vote of such stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which approves such contract or transaction.

4. OFFICERS

4.1 Election or Appointment; Number

The officers of the Corporation shall be elected or appointed by the Board of Directors. The officers shall be a Chief Executive Officer, a Chief Operating Officer, a President, a Chief Financial Officer, a Secretary, a Treasurer, and such number of Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers, in each case as the Board of Directors may from time to time determine. Any person may hold two or more offices at the same time, except the offices of Chief Executive Officer and Secretary. Any officer may, but no officer need, be chosen from among the Board of Directors.

4.2 Term

Subject to the provisions of Section 4.3 hereof, all officers shall be elected or appointed to hold office for the term for which he is elected or appointed or until his death and until his successor has been elected or appointed and qualified.

The Board of Directors may require any officer to give security for the faithful performance of his duties.

4.3 Removal

Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause.

The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

4.4 Authority

The Chief Executive Officer shall be the chief executive officer of the Corporation and shall direct the policy of the Corporation at the direction of the Board of Directors.

The other officers shall have the authority, perform the duties and exercise the powers in the management of the Corporation usually incident to the offices held by them, respectively, and/or such other authority, duties and powers as may be assigned to them from time to time by the Board of Directors or the Chief Executive Officer.

5. CAPITAL STOCK

5.1 Certificates of Stock

Certificates representing shares of the stock of the Corporation shall be in such form as shall be approved by the Board of Directors, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) which shall be signed by such officers of the Corporation as may be required under the Delaware General Corporation Law and such other officers of the Corporation, if any, as the Chairman of the Board of Directors, the Chief Executive Officer or the President shall determine and be sealed with the seal of the Corporation. Such seal may be a facsimile engraved or printed. There shall be entered upon the stock books of the Corporation the number of each certificate issued, the name of the person owning the shares represented thereby, the number of shares, and the date of issuance thereof.

All outstanding certificates representing shares of common stock issued by the Corporation signed by the foregoing officers shall be deemed, for all purposes, duly issued by the Corporation and shall be honored as such.

5.2 Transfer of Stock

A stock book shall be kept at the principal office of the Corporation containing the names, alphabetically arranged, of all persons who are stockholders of the Corporation showing their places of residence, the number of shares of stock held by them, the time when they respectively became owners thereof, and the amount paid thereon. Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the holder of record thereof, or by his attorney thereunto duly authorized by a power of attorney executed in writing and filed with the Secretary, and upon the surrender of the certificate or certificates for such shares properly endorsed and accompanied by all necessary Federal and State stock transfer tax stamps. No stockholder, however, shall be entitled to any transfer of his stock in violation of any restrictions lawfully applicable thereto.

5.3 Registered Holders

The Corporation shall be entitled to treat and shall be protected in treating the persons in whose names shares or any warrants, rights or options stand on the record of stockholders, warrant holders, rights holders or option holders, as the case may be, as the owners thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, any such share, warrant, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided otherwise by the statutes of the State of Delaware.

5.4 New Certificates

The Corporation may issue a new certificate for shares in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond sufficient

(in the judgment of the directors) to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper so to do.

6. INDEMNIFICATION

6.1 Indemnification

Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to Section 7.2 hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this Section 7.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the Delaware General Corporation Law requires, the payment of such expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 7 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.2 Right of Claimant to Bring Action Against the Corporation

If a claim under Section 7.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section 7.1 but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the Delaware General Corporation Law) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the Delaware General Corporation Law) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

6.3 Non-exclusivity

The rights to indemnification and advance payment of expenses provided by Section 7.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

6.4 Insurance

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law.

7. GENERAL PROVISIONS

7.1 Books and Records

The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and each committee thereof, if any, and shall keep at the office of the Corporation in the State of Delaware or at the office of its transfer agent or registered agent in the State of Delaware, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into written form within a reasonable time.

7.2 Inspection of Books and Records

Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

7.3 Reserves

The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

7.4 Execution of Instruments

All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation, shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.5 Fiscal Year

The fiscal year of the Corporation shall be the calendar year ending on each December 31.

7.6 Seal

The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

7.7 Pronouns

All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

7.8 When Notice or Lapse of Time Unnecessary; Notices Dispensed with when Delivery Is Prohibited

Whenever, under the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation or these bylaws or by the terms of any agreement or instrument, the Corporation or the Board of Directors or any committee thereof is authorized to take any action after notice to any person or persons or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of such period of time, if at any time before or after such action is completed the person or persons entitled to such notice or entitled to participate in the action to be taken or, in the case of a stockholder, by his attorney- in-fact, submit a signed waiver of notice of such requirements.

Whenever any notice or communication is required or permitted to be given by mail, it shall, except as otherwise expressly provided in the Delaware General Corporation Law, be mailed to the person to whom it is directed at the address designated by him for that purpose or, if none is designated, at his last known address. Such notice or communication is given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States post office department. Such mailing shall be by first class mail except where otherwise required by the Delaware General Corporation Law.

7.9 Amendments

(a) By the Stockholders.  Subject to the provisions of the Certificate of Incorporation and these bylaws, these bylaws may be altered, amended or repealed, or new bylaws adopted, at any special meeting of the stockholders if duly called for that purpose, or at any annual meeting, by the affirmative vote of a majority of the votes of the shares entitled to vote in the election of any directors. Sections 2.3 and 2.12, 3.2, 3.4 and 3.5 of these bylaws shall not be amended or repealed, and no provision inconsistent therewith shall be adopted, by the stockholders, without the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding voting stock, voting together as a single class.

(b) By the Board of Directors.  Subject to the Delaware General Corporation Law, the Certificate of Incorporation and these bylaws, these bylaws may also be amended or repealed, or new bylaws adopted, by the Board of Directors.

7.10 Section Headings and Statutory References

The headings of the Articles and Sections of these bylaws have been inserted for convenience of reference only and shall not be deemed to be a part of these bylaws.

Adopted this [  ] day of [          ] 2010.

Name:

Title:	Secretary

1
BROADPOINT GLEACHER SECURITIES GROUP, INC.
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Eric J. Gleacher and Peter J. McNierney, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all common stock of Broadpoint Gleacher Securities Group, Inc. held of record by the undersigned on April 14, 2010 at the Annual Meeting of Shareholders to be held at 10:00 A.M. (EDT) on Thursday, May 27, 2010 at 1290 Avenue of the Americas, New York, NY 10104, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS.
(Continued and to be signed on the reverse side)

COMMENTS:

14475

ANNUAL MEETING OF SHAREHOLDERS OF
BROADPOINT GLEACHER SECURITIES GROUP, INC.
May 27, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=02309
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■	20430303030000000000 0	052710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	The Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	o o o o	Peter J. McNierney Henry S. Bienen Bruce Rohde Marshall Cohen	(Class III to expire in 2013) (Class III to expire in 2013) (Class III to expire in 2013) (Class II to expire in 2012)
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the change of the state of incorporation of the Company from New York to Delaware.	☐	☐	☐

3.	To approve the amendment of the Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to make related technical changes.	☐	☐	☐

4.	To approve the amendment of the Certificate of Incorporation to change the name of the Company to Gleacher & Company, Inc.	☐	☐	☐

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

ANNUAL MEETING OF SHAREHOLDERS OF
BROADPOINT GLEACHER SECURITIES GROUP, INC.
May 27, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=02309

â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

■	20430303030000000000 0	052710

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	o o o o	Peter J. McNierney Henry S. Bienen Bruce Rohde Marshall Cohen	(Class III to expire in 2013) (Class III to expire in 2013) (Class III to expire in 2013) (Class II to expire in 2012)
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the change of the state of incorporation of the Company from New York to Delaware.	☐	☐	☐

3.	To approve the amendment of the Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to make related technical changes.	☐	☐	☐

4.	To approve the amendment of the Certificate of Incorporation to change the name of the Company to Gleacher & Company, Inc.	☐	☐	☐

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■